Exhibit 10.1

MASTER REPURCHASE AGREEMENT
Dated as of May 31, 2022
by and among
PARLEX 3A USD IE ISSUER DESIGNATED ACTIVITY COMPANY,
as US Purchaser,
PARLEX 3A GBP IE ISSUER DESIGNATED ACTIVITY COMPANY,
as UK Purchaser,
PARLEX 3A EUR IE ISSUER DESIGNATED ACTIVITY COMPANY,
as EUR Purchaser,
PARLEX 3A SEK IE ISSUER DESIGNATED ACTIVITY COMPANY,
as SEK Purchaser,
PERPETUAL CORPORATE TRUST LIMITED AS TRUSTEE OF THE PARLEX 2022-1 ISSUER TRUST,
as AUS Purchaser,
PARLEX 3A FINCO, LLC,
as Repurchase Agent,
BARCLAYS BANK PLC,
as Realisation Agent,
PARLEX 3A FINCO, LLC,
as US Seller,
PARLEX 3A UK FINCO, LLC,
as UK Seller,
PARLEX 3A EUR FINCO, LLC,
as EUR Seller,
PARLEX 3A SEK FINCO, LLC
as SEK Seller,
GLOSS FINCO 1, LLC
as Gloss Seller,
and
SILVER FIN SUB TC PTY LTD, ACTING IN ITS PERSONAL CAPACITY AND AS TRUSTEE FOR THE SILVER FIN SUB TRUST
as AUS Seller

TABLE OF CONTENTS

Page

    i

TABLE OF CONTENTS
(continued)
Page

ARTICLE 37 NON-PETITION	117
ARTICLE 38 EFFECTIVE DATE	118
ARTICLE 39 ACKNOWLEDGMENT OF COMMON ISSUER SECURITY	118
ARTICLE 40 PERPETUAL CREDITOR LIMITATION OF LIABILITY	118

    ii

ANNEXES AND EXHIBITS
ANNEX I        Seller Wire Instructions
ANNEX II        Common Issuer Facility Agent Wire Instructions
ANNEX III        Purchaser Wire Instructions

EXHIBIT I        Names and Addresses for Communications between Parties
EXHIBIT II        Form of Confirmation Statement
EXHIBIT III        Authorized Representatives of Sellers
EXHIBIT IV-A    Form of Power of Attorney (for U.S. Purchased Assets)
EXHIBIT IV-B    Form of Power of Attorney (for Foreign Purchased Assets (GBP))
EXHIBIT IV-C    Form of Power of Attorney (for Foreign Purchased Assets (EUR))
EXHIBIT IV-D    Form of Power of Attorney (for Foreign Purchased Assets (SEK))
EXHIBIT IV-E    Form of Power of Attorney (for Foreign Purchased Assets (AUS))
EXHIBIT V-A    Representations and Warranties Regarding Individual Purchased Assets (for U.S. Purchased Assets)
EXHIBIT V-B    Representations and Warranties Regarding Individual Purchased Assets (for Foreign Purchased Assets (GBP))
EXHIBIT V-C    Representations and Warranties Regarding Individual Purchased Assets (for Foreign Purchased Assets (EUR))
EXHIBIT V-D    Representations and Warranties Regarding Individual Purchased Assets (for Foreign Purchased Assets (SEK))
EXHIBIT V-E    Representations and Warranties Regarding Individual Purchased Assets (for Foreign Purchased Assets (AUS))
EXHIBIT V-F    Representations and Warranties Regarding Individual Purchased Assets (for Repack Securities)
EXHIBIT VI        Asset Information
EXHIBIT VII        Advance Procedures
EXHIBIT VIII        Form of Margin Call Notice
EXHIBIT IX        Form of Release Letter
EXHIBIT X        Form of Covenant Compliance Certificate
EXHIBIT XI        Form of Redirection Letter
EXHIBIT XII        Form of Bailee Letter
EXHIBIT XIII        Form of U.S. Tax Compliance Certificates

    iii

MASTER REPURCHASE AGREEMENT
MASTER REPURCHASE AGREEMENT, dated as of May __, 2022 (as amended, restated, supplemented or otherwise modified and in effect from time to time, this “Agreement”), by and among (i) Parlex 3A USD IE Issuer Designated Activity Company (including any successor thereto, “US Purchaser”), Parlex 3A GBP IE Issuer Designated Activity Company (including any successor thereto, “UK Purchaser”), Parlex 3A EUR IE Issuer Designated Activity Company (including any successor thereto, “EUR Purchaser”), Parlex 3A SEK IE Issuer Designated Activity Company (including any successor thereto, “SEK Purchaser”), Perpetual Corporate Trust Limited as Trustee of the Parlex 2022-1 Issuer Trust (including any successor thereto, “AUS Purchaser” and together with US Purchaser, UK Purchaser, EUR Purchaser and SEK Purchaser, each a “Purchaser” and collectively, “Purchasers”), (ii) Parlex 3A Finco, LLC, a limited liability company organized under the laws of the State of Delaware (including any successor thereto in accordance with the Repurchase Agent Agreement (as defined herein), “Repurchase Agent”), (iii) BARCLAYS BANK PLC, a public limited company organized under the laws of England and Wales (including any successor thereto in accordance with the Realisation Agent Agreement (as defined herein), “Realisation Agent”) and (iv) PARLEX 3A FINCO, LLC, a limited liability company organized under the laws of the State of Delaware (“US Seller”), PARLEX 3A UK FINCO, LLC, a limited liability company organized under the laws of the State of Delaware (“UK Seller”), PARLEX 3A EUR FINCO, LLC, a limited liability company organized under the laws of the State of Delaware (“EUR Seller”), PARLEX 3A SEK FINCO, LLC, a limited liability company organized under the laws of the State of Delaware (“SEK Seller”), SILVER FIN SUB TC PTY LTD, acting in its personal capacity and as trustee for the Silver Fin Sub Trust, an Australian proprietary company (“AUS Seller”) and GLOSS FINCO 1, LLC, a limited liability company organized under the laws of Delaware (“Gloss Seller” and, together with US Seller, UK Seller, EUR Seller, SEK Seller and AUS Seller, each a “Seller” and collectively, “Sellers”).
ARTICLE 1

APPLICABILITY
Subject to the terms of the Transaction Documents, from time to time during the Availability Period (as defined herein) the parties hereto may enter into transactions in which a Seller will sell to a Purchaser, all of such Seller’s right, title and interest in and to certain Eligible Assets (as defined herein) on a servicing-released basis and the other related Purchased Items (as defined herein) (collectively, the “Assets”) against the transfer of funds (in the Applicable Currency of the related Eligible Asset) by such Purchaser to such Seller (or at the direction of such Seller to a Designated Funding Party), with a simultaneous agreement by such Purchaser to re-sell back to such Seller, and by such Seller to repurchase, such Assets at a date certain or on demand, against the transfer of funds (in the Applicable Currency of the related Eligible Asset) by such Seller to such Purchaser. Each such transaction shall be referred to herein as a “Transaction” and, unless otherwise agreed in writing by the applicable Seller, the applicable Purchaser, the Repurchase Agent and the Realisation Agent, shall be governed by this Agreement, including any supplemental terms or conditions contained in any exhibits identified herein as applicable hereunder. Each individual transfer of an Eligible Asset shall constitute a distinct Transaction. Notwithstanding any provision or agreement herein, this Agreement is not a commitment by any Purchaser to engage in Transactions, but sets forth the requirements under which Purchasers would consider entering into Transactions from time to time. At no time shall any Purchaser be obligated to purchase or effect the transfer of any Eligible Asset from any Seller to any Purchaser.
Barclays Bank PLC, as purchaser, and US Seller, UK Seller, EUR Seller and SEK Seller, as sellers, are parties to that certain Amended and Restated Master Repurchase Agreement, dated as of June 19, 2019 (as amended from time to time, the “Existing Repurchase Agreement”). Simultaneously with the execution of this Agreement on May __, 2022, the applicable Seller and the applicable Purchaser hereunder intend to enter into Transactions hereunder with respect to each Purchased Asset (as defined in the Existing Repurchase Agreement) under the Existing Repurchase Agreement and to terminate the Existing Repurchase Agreement and certain Transaction Documents (as defined in the Existing Repurchase Agreement) pursuant to separate documentation.
Barclays Bank PLC, as purchaser, and Gloss Seller, as seller, are parties to that certain Repurchase Agreement, dated as of November 13, 2019 (as amended from time to time, the “Existing Gloss Agreement”). Simultaneously with the execution of this Agreement on May __, 2022, the Gloss Seller and the applicable Purchaser hereunder intend to enter into a Transaction hereunder with respect to the Purchased Securities (as defined in the Existing Gloss Agreement) under the Existing Gloss Agreement and to terminate the Existing Gloss Agreement and certain Transaction Documents (as defined in the Existing Gloss Agreement) pursuant to separate documentation.
ARTICLE 2

DEFINITIONS
The following capitalized terms shall have the respective meanings set forth below.
“Accelerated Repurchase Date” shall have the meaning specified in Article 14(b).
“Accepted Servicing Practices” shall mean with respect to any Purchased Asset, those mortgage loan, mezzanine loan or participation interest servicing practices of prudent mortgage lending institutions that service mortgage loans, mezzanine loans and/or participation interests of the same type as such Purchased Asset in the jurisdiction where the related underlying real estate directly or indirectly securing or supporting such Purchased Asset is located.
“Account Bank” shall mean PNC Bank, National Association, or any successor appointed by Realisation Agent and reasonably acceptable to Sellers.
“Account Control Agreement” shall mean individually or collectively, as the context may require, (i) that certain Account Control Agreement, dated on or about the Closing Date, among Purchaser, Repurchase Agent, Realisation Agent, US Seller and Account Bank relating to the US Collection Account, (ii) that certain Account Control Agreement, dated on or about the Closing Date, among Purchaser, Repurchase Agent, Realisation Agent, UK Seller and Account Bank relating to the UK Collection Account, (iii) that certain Account Control Agreement, dated on or about the Closing Date, among Purchaser, Repurchase Agent, Realisation Agent, EUR Seller and Account Bank relating to the EUR Collection Account, (iv) that certain Account Control Agreement, dated on or about the Closing Date, among Purchaser, Repurchase Agent, Realisation Agent, SEK Seller, Servicer and Account Bank relating to the SEK Collection Account, (v) that certain Account Control Agreement, dated on or about the Closing Date among Purchaser, Repurchase Agent, Realisation Agent, AUS Seller, Servicer and Account Bank relating to the AUS Collection Account and (vi) any account control or similar agreement entered into with respect to any other Collection Account, in each case, as such agreements may be amended, modified and/or restated from time to time, and/or any replacement agreement.
“Act of Insolvency” shall mean, with respect to any Person, (a) the filing of a petition, commencing, or authorizing the commencement by such Person as debtor or with the authorization of such Person of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, moratorium, dissolution, delinquency or similar law relating to the protection of creditors, or (b) suffering any such petition or proceeding described in clause (a) to be commenced by another Person which (i) is consented to, solicited by, colluded with or not timely contested or (ii) results in the entry of an order or decree for relief that, in the case of an action not commenced by or with the consent of such Person, is not dismissed or stayed within sixty (60) days; (c) the seeking or consenting to the appointment of a receiver, trustee, custodian or similar official for such Person or all or substantially all of the property of such Person; (d) the appointment of a receiver, conservator, or manager for such Person by any governmental agency or authority having the jurisdiction to do so; (e) the making by such Person of a general assignment for the benefit of creditors; (f) the admission in a legal proceeding by such Person of its inability to, or intention not to, pay its debts or discharge its obligations as they become due or mature; (g) that any Governmental Authority or agency or any person, agency or entity acting or purporting to act under Governmental Authority shall have taken any action to condemn, seize or appropriate, or to assume custody or control of, all or substantially all of the property of such Person, or shall have taken any action to displace the management of such Person or to curtail its authority in the conduct of the business of such Person (or, with respect to clauses (a) through (g) above, any equivalent in each relevant jurisdiction); (h) in respect of AUS Seller only, such Person being taken under section 459F(1) of the Australian Corporations Act to have failed to comply with a statutory demand, or (i) in respect of AUS Seller only, such Person becoming an insolvent under administration (as defined in section 9 of the Australian Corporations Act).
“Additional Sequential Pay Trigger Event” shall have the meaning specified in the Master Definitions and Construction Module.
“Additional Turbo Amount” shall have the meaning specified in the Master Definitions and Construction Module.
“Affiliate” shall mean, when used with respect to any specified Person, (a) any other Person directly or indirectly controlling, controlled by, or under common control with, such Person or (b) any “affiliate” of such Person, as such term is defined in the Bankruptcy Code. Control shall mean, with respect to any Person, the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such a Person, whether through the ownership of voting power, by contract or otherwise and “controlling” and “controlled” shall have meanings correlative thereto.
“Agreement” shall have the meaning specified in the introductory paragraph hereof.
“Amortisation Amounts” shall mean, with respect any Purchased Asset and any date of determination, an amount equal to (i) all available Income with respect to such Purchased Asset as of such date minus (ii) amounts to be applied to pay the accrued and unpaid Purchase Price Differential with respect to such Purchased Asset as of such date.
“Annex IV Template” shall have the meaning specified in Article 12(b)(vi).
“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction in which any Seller Party is located or doing business applicable to such Seller Party and any of their respective Affiliates from time to time concerning or relating to bribery, corruption or money laundering including, without limitation, the United Kingdom Bribery Act of 2010 and the United States Foreign Corrupt Practices Act of 1977, as amended.
“Anti-Money Laundering Laws” shall mean all anti-money laundering laws and regulations of any jurisdiction in which any Seller Party is located or doing business applicable to such Seller Party and any of their respective Affiliates.

“Applicable Currency” shall mean U.S. Dollars, Pounds Sterling, Euros, Swedish Krona, Australian Dollars or such other currency permitted by Realisation Agent, in its sole and absolute discretion, as applicable.
“Approved Future Advance” shall mean, with respect to any Future Advance Purchased Asset, any Future Advance thereunder that was pre-approved by the applicable Purchaser (with Most Senior Class Consent) in connection with the purchase of such Purchased Asset and as indicated in the related Confirmation.
“Asset Combination” shall mean any Mezzanine Asset together with the related Mezzanine Related Asset.
“Asset Information” shall mean, with respect to each Purchased Asset, the information set forth in Exhibit VI attached hereto to the extent applicable to such Purchased Asset.
“Assets” shall have the meaning specified in Article 1.
“AU Reference Banks” shall mean (i) the Commonwealth Bank of Australia, (ii) Westpac Banking Corporation, (iii) Australia and New Zealand Banking Group Limited, (iv) National Australia Bank Limited, and (v) such other Person as Purchasers and Sellers may agree.
“AUS Pledgor” shall mean, collectively, Silver Fin Hold TC Pty Ltd., acting in its personal capacity and as trustee for the Silver Fin Hold Trust, an Australian proprietary company, and Silver Holdco II, LLC, a Delaware limited liability company.
“AUS Purchaser” shall have the meaning assigned thereto in the introductory paragraph hereof.
“AUS Purchaser Account” shall mean, the applicable deposit account designated in accordance with Annex III for payments to the AUS Purchaser.
“AUS Seller” shall have the meaning assigned thereto in the introductory paragraph hereof.
“Australian Dollars” shall mean freely transferable lawful money of the Commonwealth of Australia.
“Australian Corporations Act” shall mean the Corporations Act 2001 (Cth) of Australia.
“Australian Seller Party” shall mean each Seller Party that is incorporated or organized under the laws of an Australian jurisdiction.
“Availability Period” shall mean the period (i) beginning on the Closing Date and (ii) ending May __, 2023, as such date may be extended pursuant to Article 3(f).
“Availability Period Extension” shall have the meaning specified in Article 3(f).
“Availability Period Extension Conditions” shall have the meaning specified in Article 3(f).
“Bailee” shall mean (i) Ropes & Gray LLP, (ii) a firm of solicitors regulated by the Solicitors Regulation Authority (with respect to any Foreign Purchased Asset secured by Mortgaged Property located in England) reasonably acceptable to the applicable Purchaser or (iii) any other attorney-at-law or law firm reasonably acceptable to such Purchaser, or notary (if required in the relevant jurisdiction) that has, in the case of each of (i), (ii) and (iii) herein, delivered at Seller’s request a Bailee Letter, as applicable.
“Bailee Letter” shall mean a letter from a Seller and acknowledged by Bailee and the applicable Purchaser substantially in the form attached hereto as Exhibit XII, pursuant to which the Bailee (i) agrees to issue a Bailee Trust Receipt upon taking possession of the Purchased Asset Documents identified in such Bailee Letter, (ii) confirms that it is holding the Purchased Asset Documents as bailee (in the case of U.S. Purchased Assets) or agent (in the case of Foreign Purchased Assets), as applicable, for the benefit of the applicable Purchaser under the terms of such Bailee Letter, (iii) agrees that it shall deliver such Purchased Asset Documents to Custodian, or as otherwise directed by the applicable Purchaser in writing, by not later than the third (3rd) Business Day following the Purchase Date for the related Purchased Asset and (iv) agrees to indemnify Purchasers and Sellers for any failure of Bailee to deliver the Purchased Asset Documents in accordance with the Bailee Letter.
“Bailee Trust Receipt” shall mean a trust receipt issued by Bailee to the applicable Purchaser in accordance with and substantially in the form contained in Exhibit XII confirming the Bailee’s possession of the Purchased Asset Documents listed thereon.
“Bankruptcy Code” shall mean The United States Bankruptcy Code of 1978, as amended from time to time.
“BBSY Rate” shall mean the Australian Bank Bill Swap Reference Rate (bid) administered by ASX Benchmarks Pty Limited (or any other person which takes over administration of that rate).
“BBSY Rate Transaction” shall mean any Transaction for which the Applicable Currency is Australian Dollars.
“Benchmark” shall mean, for any Transaction:
(a)other than a GBP RFR Transaction, the applicable benchmark (including any benchmark replacement adjustment) in effect under the applicable Purchased Asset Documents;
(b)which is a GBP RFR Transaction, the Daily Non-Cumulative Compounded RFR Rate (for the avoidance of doubt, if any day during a Pricing Rate Period is not a London Business Day, the Benchmark for such day shall be the Daily Non-Cumulative Compounded RFR Rate determined as of the immediately preceding London Business Day); or
(c)such other Benchmark as is mutually agreed to by the applicable Seller and the applicable Purchaser as set forth in the related Confirmation;
provided that, in each case, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to such Benchmark or any other then-current Benchmark, then “Benchmark” shall mean the applicable Benchmark Replacement to the extent that such Benchmark Replacement has become effective pursuant to Article 6(b). The initial Benchmark as of the Purchase Date for any Purchased Asset shall be specified in the related Confirmation.
“Benchmark Floor” shall mean, at any time, with respect to any Transaction, the greater of (a) zero and (b) the Benchmark Floor set forth in the related Confirmation with respect to the then-applicable Benchmark.

“Benchmark Replacement” shall mean, with respect to any Benchmark Transition Event, the sum of: (a) the alternate benchmark rate that has been selected by Realisation Agent as the replacement for the then-current Benchmark giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the relevant Governmental Authority or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for such Benchmark for commercial mortgage loan repurchase facilities or other similar agreements denominated in the Applicable Currency at such time and (b) the Benchmark Replacement Adjustment. Notwithstanding the foregoing, if any setting of the Benchmark Replacement as provided above would result in such Benchmark Replacement setting being less than the applicable Benchmark Floor, such setting of the Benchmark Replacement shall instead be deemed to be such Benchmark Floor.
“Benchmark Replacement Adjustment” shall mean, with respect to any replacement of the then-current Benchmark for any Transaction, the spread adjustment or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected by Realisation Agent giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Benchmark Replacement by the relevant Governmental Authority or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Benchmark Replacement for commercial mortgage loan repurchase facilities denominated in the Applicable Currency at such time.
“Benchmark Replacement Conforming Changes” shall mean with respect to any Benchmark or Benchmark Replacement, any technical, administrative or operational changes (including, without limitation, changes to the definitions of “Business Day,” “Pricing Rate,” “Pricing Rate Period,” “Daily Non-Cumulative Compounded RFR Rate,” “EURIBOR,” “STIBOR,” “BBSY Rate,” “Term SOFR” and “SOFR Average” and any similar defined term in this Agreement, provisions with respect to timing and frequency of determining rates and making payments of price differential, length of lookback periods, the formula for calculating the Pricing Rate, the formula, methodology or convention for applying the Benchmark Floor to any Benchmark Replacement and other technical, administrative or operational matters) that Realisation Agent decides may be appropriate to reflect the adoption and implementation, and to permit the administration, of such Benchmark or Benchmark Replacement by Purchasers, Repurchase Agent or Realisation Agent in a manner substantially consistent with market practice (or, if Realisation Agent decides that any portion of such market practice is not administratively feasible or if Realisation Agent determines that no market practice for the administration thereof exists, in such other manner of administration as Realisation Agent decides is reasonably necessary in connection with the administration of this Agreement).
“Benchmark Replacement Date” shall mean the earliest to occur of the following events with respect to the then-current Benchmark for any Transaction:
(i)in the case of clause (i) or (ii) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark permanently or indefinitely ceases to provide such Benchmark; or
(ii)in the case of clause (iii) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark has been determined and announced by the regulatory supervisor for the administrator of such Benchmark to be no longer representative or to be non-compliant with or non-aligned with the International

Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks, provided, that such non-representativeness, non-compliance or non-alignment will be determined by reference to the most recent statement or publication referenced in such clause (iii) even if such Benchmark continues to be provided on such date;
(iii)in the case of any other clause of the definition of “Benchmark Transition Event,” the date set forth in a written notice from Realisation Agent to Sellers; or
(iv)in the case of a SOFR Transition Event, the date set forth in the notice of such SOFR Transition Event.
For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.
“Benchmark Transition Event” shall mean the occurrence of one or more of the following events with respect to the then-current Benchmark for any Transaction:
(i)a public statement or publication of information by or on behalf of the administrator of such Benchmark announcing that such administrator has ceased or will cease to provide such Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark;
(v)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark, the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark, a resolution authority with jurisdiction over the administrator for such Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark, which states that the administrator of such Benchmark has ceased or will cease to provide such Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark;
(vi)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark announcing that such Benchmark is not, or as of a specified future date will not be, representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks; or
(vii)Realisation Agent determines in its sole discretion that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining such Benchmark; or
(viii)Realisation Agent determines in its sole discretion that the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for Transactions to accrue Purchase Price Differential based on such Benchmark.
“Borrower” shall mean (a) with respect to a U.S. Purchased Asset, (i) the obligor on a Promissory Note related to the applicable Purchased Asset and (ii)(x) in the case of a Mortgage Loan related to the applicable Purchased Asset, the grantor of the related Mortgage or (y) in the case of a Mezzanine Loan related to the applicable Purchased Asset, the grantor of the pledge under the related pledge agreement and (b) with respect to a Foreign Purchased Asset, each obligor under the related Mortgage Loan.
“Breakage Costs” shall mean all actual out-of-pocket cost, loss or expense of terminating or replacing any one-month hedging transactions in connection with any permitted or required reductions of the Purchase Price on any day other than a Remittance Date or any conversion of a benchmark on any day other than a Remittance Date. Any Breakage Costs shall be payable in the Applicable Currency in which they were incurred.
“Business Day” shall mean a day other than (a) a Saturday or Sunday, or (b) a day in which the New York Stock Exchange, the Federal Reserve Bank of New York or banks in the States of New York, Kansas, Pennsylvania or Minnesota or in the cities of Dublin, London, Stockholm or Sydney or, as it relates to a specific Foreign Purchased Asset, the relevant non-U.S. jurisdiction in which the Mortgaged Property securing the related Foreign Purchased Asset is located or the laws of which otherwise govern the Purchased Asset Documents relating to the subject Foreign Purchased Asset (or as otherwise designated in the Purchased Asset Documents relating to the subject Foreign Purchased Asset and stated in the related Confirmation) are authorized or obligated by law or executive order to be closed.
“Capital Stock” shall mean any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent equity ownership interests in a Person which is not a corporation, including, without limitation, any and all member or other equivalent interests in any limited liability company, and any and all warrants or options to purchase any of the foregoing.
“Capitalized Lease Obligations” shall mean, with respect to any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this Agreement, the amount of such obligation shall be the capitalized amount thereof, determined in accordance with GAAP.
“Cash Flow Trigger Date” shall mean the first day of the third (3rd) year of the Post-Availability Period.
“Change of Control” shall mean the occurrence of any of the following events (a) any consummation of a merger, amalgamation, or consolidation of Guarantor with or into another entity or any other reorganization occurs and more than fifty percent (50%) of the combined voting power of the continuing or surviving entity’s stock or other ownership interest in such entity outstanding immediately after such merger, amalgamation, consolidation or such other reorganization is not owned directly or indirectly by Persons who were stockholders or holders of such other ownership interests in Guarantor immediately prior to such merger, amalgamation, consolidation or other reorganization; (b) any “person” or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) shall become, or obtain rights (whether by means of warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of a percentage of the total voting power of all classes of Capital Stock of Guarantor entitled to vote generally in the election of directors of twenty percent (20%) or more other than wholly-owned Affiliates of Guarantor and related funds of The Blackstone Group L.P., or to the extent such interests are obtained through a public market offering or secondary market trading; (c)  Guarantor shall cease to directly or indirectly own and control, of record and beneficially, 100% of the Capital Stock of Pledgor; (d) Pledgor shall cease to directly own and control, of record and beneficially, 100% of the Capital Stock of Seller; (e) any transfer of all or substantially all of Guarantor’s assets (other than any securitization transaction or any repurchase or other similar transactions in the ordinary course of Guarantor’s business); or (f) Guarantor or a wholly owned Subsidiary thereof ceases to own and control, of record and beneficially, 100% of the Class B Notes.
“CIFA Account” shall mean, the applicable deposit account designated in accordance with Annex II for payments to the Common Issuer Facility Agent.
“Class A Notes” shall have the meaning specified in the Master Definitions and Construction Module.
“Class B Notes” shall have the meaning specified in the Master Definitions and Construction Module.
“Closing Date” shall mean May __, 2022 .
“Collateral” shall have the meaning specified in Article 7(a).
“Collection Accounts” shall have the meaning specified in Article 5(c).
“Common Issuer Facility Agent” shall have the meaning specified in the Master Definitions and Construction Module.
“Common Issuer Security” shall have the meaning specified in the Master Definitions and Construction Module.
“Common Issuer Security Agent” shall have the meaning specified in the Master Definitions and Construction Module.
“Common Issuer Security Documents” shall have the meaning specified in the Master Definitions and Construction Module.
“Confirmation” shall have the meaning specified in Article 3(c).
“Controlling Holder” shall mean, the holder of any Promissory Note or Participation Interest, to the extent that such holder has the full power, authority and discretion to service (or cause to be serviced) the related Mortgage Loan and/or Mezzanine Loan and to direct servicing actions with respect thereto (including, without limitation, to modify and amend the terms thereof and to pursue remedies and enforcement actions) (provided that the granting or possession of major or fundamental decision rights or similar consent rights in favor of any holder of a companion Promissory Note or companion Participation Interests shall not cause “full power, authority and discretion” to be deemed absent for the purposes of this definition).
“Covenant Compliance Certificate” shall mean a properly completed and executed Covenant Compliance Certificate substantially in the form of Exhibit X hereto.
“Current Availability Period” shall have the meaning specified in Article 3(f).
“Current Termination Date” shall have the meaning specified in Article 3(g).
“Custodial Agreement” shall mean the Custodial Agreement, dated as of the Closing Date, by and among Custodian, Repurchase Agent, Realisation Agent, US Seller, UK Seller, EUR Seller, SEK Seller, AUS Seller, Gloss Seller and Purchasers, as the same may be amended, modified and/or restated from time to time, and/or any replacement agreement.

“Custodian” shall mean U.S. Bank, National Association, or any successor custodian appointed by Realisation Agent and reasonably acceptable to Sellers.
“Daily Non-Cumulative Compounded RFR Rate” shall mean, with respect to any GBP RFR Transaction, for any RFR Banking Day “i” during a Pricing Rate Period is the percentage rate per annum calculated by the applicable Purchaser (without rounding, to the extent reasonably practicable for Purchaser, taking into account the capabilities of any software used for that purpose) as set out below (provided that if the resultant figure is less than zero, the Daily Non-Cumulative Compounded RFR Rate shall be zero):
(𝑈𝐶𝐶𝐷𝑅𝑖 − 𝑈𝐶𝐶𝐷𝑅𝑖−1) ×365/ni
where:
“RFR Banking Day” means London Business Day;
“UCCDRi” means the Unannualised Cumulative Compounded Daily Rate for that RFR Banking Day “i”;
“UCCDRi-1” means, in relation to that RFR Banking Day “i”, the Unannualised Cumulative Compounded Daily Rate for the immediately preceding RFR Banking Day (if any) during that Pricing Rate Period;
“ni” means the number of calendar days from, and including, that RFR Banking Day;
“i” up to, but excluding, the following RFR Banking Day; and
the “Unannualised Cumulative Compounded Daily Rate” for any RFR Banking Day (the “Cumulated RFR Banking Day”) during that Pricing Rate Period is the result of the below calculation (without rounding, to the extent reasonably practicable for the party performing the calculation, taking into account the capabilities of any software used for that purpose):
𝐴𝐶𝐶𝐷𝑅 ×tni / 365
where:
“ACCDR” means the Annualised Cumulative Compounded Daily Rate for that Cumulated RFR Banking Day;
“tni” means the number of calendar days from, and including, the first day of the Cumulation Period to, but excluding, the RFR Banking Day which immediately follows the last day of the Cumulation Period;
“Cumulation Period” means the period from, and including, the first RFR Banking Day of that Pricing Rate Period to, and including, that Cumulated RFR Banking Day; and

the “Annualised Cumulative Compounded Daily Rate” for that Cumulated RFR Banking Day is the percentage rate per annum (rounded to four decimal places) calculated as set out below:
and where:
“d0” means the number of RFR Banking Days in the Cumulation Period;
“Cumulation Period” has the meaning given to that term above;
“i” means a series of whole numbers from one to d0, each representing the relevant RFR Banking Day in chronological order in the Cumulation Period;
“DailyRatei-LP” means, for any RFR Banking Day “i” in the Cumulation Period, the Daily Rate for the RFR Banking Day which is the Lookback Period prior to that RFR Banking Day “i”;
“Daily Rate” means the SONIA Reference Rate for that day;
“Lookback Period” means five RFR Banking Days;
“ni” means, for any RFR Banking Day “i” in the Cumulation Period, the number of calendar days from, and including, that RFR Banking Day “i” up to, but excluding, the following RFR Banking Day; and
“tni” has the meaning given to that term above.
“Default” shall mean any event which, with the giving of notice, the passage of time, or both, would constitute an Event of Default.
“Default Threshold” shall have the meaning specified in the Fee Letter.
“Defaulted Asset” shall mean any Purchased Asset (including, with respect to any Participation Interest, the related Mortgage Loans or Mezzanine Loan, and with respect to any Repack Security, the related Repackaged Mortgage Loan) (a) that is delinquent (beyond applicable grace or cure) in the payment of scheduled principal, interest, fees or other amounts payable under the terms of the related loan documents, (b) for which there is a breach of the representations and warranties with respect to such Purchased Asset set forth in Exhibit V made by any Seller that has not been cured (other than Due Diligence Representations and as disclosed in any Requested Exceptions Report approved in accordance with the terms hereof), (c) as to which an Act of Insolvency shall have occurred and be continuing with respect to the related Borrower or guarantor (with respect to an involuntary filing, if the same has not been dismissed for sixty (60) days), (d) as to which a material non-monetary event of default (including, without limitation, a breach of financial covenants) shall have occurred and be continuing under the terms of the related Purchased Asset Documents or (e) as to which any Future Advance Failure shall have occurred and be continuing.

“Delaware LLC Act” shall mean Chapter 18 of the Delaware Limited Liability Company Act, 6 Del. C. §§18-101 et seq., as amended.
“Designated Funding Party” shall mean a title company or escrow agent selected by Seller to receive any funds on its behalf with respect to any Transaction and specified in the related Confirmation that has been (a) reasonably approved by Realisation Agent and (b) satisfies the applicable customary “Know Your Customer” requirements of Purchasers, Repurchase Agent and/or Realisation Agent, if any.
“Direct Competitor” shall have the meaning specified in the Fee Letter.
“Disclosure” shall mean disclosure, reporting, retention, or any action similar or analogous to any of the aforementioned.
“Dividing LLC” shall mean a Delaware limited liability company that is effecting a Division pursuant to and in accordance with Section 18-217 of the Delaware LLC Act.
“Division” shall mean the division of a Dividing LLC into two (2) or more domestic limited liability companies pursuant to and in accordance with Section 18-217 of the Delaware LLC Act.
“Due Diligence Package” shall have the meaning specified in Exhibit VII to this Agreement.
“Due Diligence Representation” shall mean:
(i)    with respect to each Mortgage Loan that (x) is a Purchased Asset or (y) is related to a Purchased Asset that is a Mezzanine Loan, Senior Note or Participation Interest, (A) the representations and warranties set forth in the following paragraphs of Exhibit V-A, Section (B): Paragraph 11 (Condition of Property), Paragraph 12 (Taxes and Assessments), Paragraph 14 (Actions Concerning Mortgage Loan), Paragraph 15 (Escrow Deposits), Paragraph 18 (Access; Utilities; Separate Tax Lots), Paragraph 19 (No Encroachments), Paragraph 25 (Local Law Compliance), Paragraph 26 (Licenses and Permits), Paragraph 35(f) (Ground Leases), Paragraph 36 (Servicing), Paragraph 37 (Origination and Underwriting), Paragraph 39 (No Material Default; Payment Record) and Paragraph 42 (Environmental Conditions); (B) solely with respect to each Purchased Asset where (and to the extent that) the Mortgaged Property is located in England or Wales, those representations and warranties described in sub-clause (A) above and the representations and warranties set forth in Paragraph 8, 10 and 19 of Exhibit V-B; (C) solely with respect to each Purchased Asset where (and to the extent that) the Mortgaged Property is located in the European Union, those representations and warranties described in sub-clause (A) above and the representations and warranties set forth in Paragraph 8, 10 and 19 of Exhibit V-C; (D) solely with respect to each Purchased Asset where (and to the extent that) the Mortgaged Property is located in Sweden, those representations and warranties described in sub-clause (A) above and the representations and warranties set forth in Paragraphs 8, 10 and 19 of Exhibit V-D; and (E) solely with respect to each Purchased Asset where (and to the extent that) the Mortgaged Property is located in Australia, those representations and warranties described in sub-clause (A) above and the representations and warranties set forth in Paragraphs 1.3 (No default), 1.5 (Information), 1.6 (Solvency) (solely following the Purchase Date for the applicable Purchased Asset), 1.13(b) and (c) (No further advances/no partly paid Assets), 1.17(i) (Insurance), 1.19(b) (Leasehold title), 1.26 (Inspections), 1.28(a) (Origination and servicing), 1.29 (Licenses and permits), 1.38 (Improvements), 1.39 (No compulsory purchase), 1.40 (Environmental conditions), 1.41 (Governmental action), 1.44 (Easements) and 1.45 (Withholding tax) of Exhibit V-E;
(ii)    with respect to each Mezzanine Loan that (x) is a Purchased Asset or (y) is related to a Purchased Asset that is a Senior Note or Participation Interest, the representations and warranties set forth in the following paragraphs of Exhibit V-A, Section (C): Paragraph 1 (Whole Loans) (solely with respect to the last sentence thereof as it relates to the representations and warranties set forth in clause (i) above), Paragraph 7 (Actions Concerning Mezzanine Loan), Paragraph 8 (Escrow Deposits), Paragraph 16 (Servicing), Paragraph 17 (Origination and Underwriting) and Paragraph 18 (No Material Default; Payment Record);
(iii)    with respect to each Senior Note that is a Purchased Asset, the representation and warranty set forth in Exhibit V-A, Section (D) solely as it relates to the representations and warranties set forth in clauses (i) and (ii) above, as applicable; and
(iv)    with respect to each Participation Interest that is a Purchased Asset, the representations and warranties set forth in the following paragraphs of Exhibit V-A, Section (E): Paragraph 1 (Mortgage Loan/Mezzanine Loan) (solely as it relates to the representations and warranties set forth in clauses (i) and (ii) above, as applicable), Paragraph 7 (No Defaults or Waivers under Participation Documents) and Paragraph 9 (No Known Liabilities).
“Early Redemption Notice” shall have the meaning specified in the Master Definitions and Construction Module.
“Early Repurchase Amounts” shall have the meaning specified in Article 3(d).
“Early Repurchase Date” shall have the meaning specified in Article 3(d).
“Eligibility Criteria” shall mean:
(a)    with respect to any Mortgage Loan or Mezzanine Loan, such Mortgage Loan or Mezzanine Loan:
(i)    is performing as of its Purchase Date;
(ii)    is fully disbursed (except for customary holdbacks, reserves, escrows and Future Advances for interest, repairs, capital improvements, tenant improvements, leasing commissions and such other items as may be set forth in the related loan documents);
(iii)    accrues interest at a floating rate based on, (A) with respect to a U.S. Purchased Asset, Term SOFR or the SOFR Average, (B) with respect to a Foreign Purchased Asset (GBP), the Daily Non-Cumulative Compounded RFR Rate or such other daily rate specified in the relevant Confirmation, (C) with respect to a Foreign Purchased Asset (EUR), EURIBOR, (D) with respect to a Foreign Purchased Asset (SEK), STIBOR or (F) with respect to a Foreign Purchased Asset (AUS), the BBSY Rate (or, in each case, if applicable, an alternative floating rate index);
(iv)    has an interest rate cap in place that is acceptable to the applicable Purchaser in its sole and absolute discretion as of the related Purchase Date;
(v)    has a maximum principal balance of at least $25 million (or, with respect to any Foreign Purchased Asset, the then-current equivalent of such amount based on the

Spot Rate with respect to the Applicable Currency of such Foreign Purchased Asset as of the date of determination);
(vi)    has a term to maturity of no greater than five (5) years, inclusive of extension options,
(vii)    if previously subject to another warehouse, repurchase or similar facility, was not subject to a margin call or mandatory early repurchase thereunder;
(viii)    has an underlying borrower/obligor that is a bankruptcy-remote special purpose entity;
(ix)    in the case of a Mortgage Loan, is secured by a first Lien mortgage or deed of trust on one or more properties that are of an Eligible Property Type and otherwise satisfies the criteria set forth in the definition of Eligible Property Type, and in the case of a Mezzanine Loan, is secured by a first Lien pledge of the equity in the Borrower under the related Mortgage Loan (or, with respect to a junior Mezzanine Loan, the direct parent of the borrower under such Mezzanine Loan immediately senior to such junior Mezzanine Loan in order of payment of priority);
(x)    has, as of its Purchase Date, a senior financing as-is loan-to-value ratio (taking into account the Mortgage Loan and any related Mezzanine Loan that is, or is proposed to be, a Purchased Asset, together with any pari-passu loans but excluding any subordinate loans secured directly or indirectly by the same collateral (“Senior Financing”)) of up to 80.0% as determined by the applicable Purchaser in its sole and absolute discretion on a case-by-case basis on or prior to the related Purchase Date;
(xi)    has, as of its Purchase Date, a total financing as-is loan-to-value ratio (taking into account such Mortgage Loan together with any related pari-passu or subordinate (including mezzanine) loans secured directly or indirectly by the same collateral (the “Total Financing”)) of up to 85.0% as determined by the applicable Purchaser in its sole and absolute discretion on a case-by-case basis on or prior to the related Purchase Date;
(xii)    in the case of a Mezzanine Loan, is denominated in the same Applicable Currency as the related Mortgage Loan;
(xiii)    as of its Purchase Date, satisfies the requirements set forth in the Eligibility Matrix; and
(xiv)    is not a “securitisation” under the Securitisation Regulations; or
(b)    with respect to any Mezzanine Loan, Senior Note or Senior Participation Interest, the related Mortgage Loan and/or Mezzanine Loan, as applicable, satisfies the criteria set forth in clause (a) above.
(c)    with respect to any Repack Security, the related Repackaged Mortgage Loan satisfies the criteria set forth in clause (a) above.
“Eligibility Matrix” shall have the meaning specified in the Fee Letter.
“Eligibility Requirements” shall mean, with respect to any Person, that such Person (i) has total assets (in name or under management) in excess of $650,000,000 and (except with respect to a pension advisory firm, asset manager or similar fiduciary) capital/statutory surplus or shareholder’s equity of $250,000,000 and (ii) is regularly engaged in the business of making or owning (including indirectly through REMIC bonds and/or securitizations) commercial real estate loans or interests therein (including, without limitation, A-notes, B-notes, participations and mezzanine loans with respect to commercial real estate) or owning and operating commercial properties.
“Eligible Asset” shall mean any Mortgage Loan, Mezzanine Loan, Senior Note, Senior Participation Interest or Repack Security (a) that is approved by the applicable Purchaser (with Most Senior Class Consent) in its sole and absolute discretion (such determination of acceptability only being applicable prior to the Purchase Date for the related Purchased Asset, but shall not be a factor at any time from and after such Purchase Date); (b) that satisfies the Eligibility Criteria; and (c) with respect to which, on the related Purchase Date, the representations and warranties with respect to such Purchased Asset set forth in this Agreement (including the Exhibits hereto) are true and correct in all material respects, except to the extent disclosed in a Requested Exceptions Report approved in accordance with the terms hereof; provided, that any Mezzanine Asset shall be transferred to the applicable Purchaser together with the related Mezzanine Related Asset and, after becoming a Purchased Asset, repurchased together with the related Mezzanine Related Asset pursuant to this Agreement.
Unless otherwise specified, with respect to any Asset Combination, any reference to Eligible Asset shall include the applicable Mezzanine Related Asset and the Mezzanine Asset that is, or is proposed to be, subject to the same Transaction.
Notwithstanding anything to the contrary contained in this Agreement, the following shall not be Eligible Assets for purposes of this Agreement: (i) loans that, as of the Purchase Date, are non-performing, defaulted or delinquent; (ii) Purchased Assets that are Defaulted Assets as of the Purchase Date therefor; (iii) construction loans; (iv) mortgage-backed securities (other than Repack Securities); (v) loans secured by raw, vacant or unimproved land; and (vi) participation interests in any assets described in the preceding clauses (i) through (v).
“Eligible Property Types” shall mean multi-family, office, retail, hospitality, industrial, self-storage, logistics warehouses and manufactured housing properties, or properties made up of any combination of the foregoing, in each case that: (i) are not undergoing, and not be scheduled to undergo, any ground-up construction; and (ii) are free of material structural and/or environmental defects.
The Eligible Property Type criteria set forth herein may be revised by the applicable Purchaser in its sole and absolute discretion (with Most Senior Class Consent) with respect to any new Eligible Assets proposed to be purchased by such Purchaser pursuant to this Agreement prior to the Purchase Date of such Eligible Asset.
“Enforcement Notice” shall have the meaning specified in the Master Definitions and Construction Module.
“Equity Pledge Agreement” shall mean that certain Pledge and Security Agreement dated as of the Closing Date, from Pledgor in favor of Purchaser, as the same may be amended, modified and/or restated from time to time, and/or any replacement agreement.
“Equity Pledged Collateral” shall mean the “Pledged Collateral” as defined in the Equity Pledge Agreement.
“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and, as of the relevant date, any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.
“ERISA Affiliate” shall mean any corporation or trade or business that is a member of any group of organizations (a) described in Section 414(b) or (c) of the Internal Revenue Code of which any Seller is a member and (b) solely for purposes of potential liability under Section 302 of ERISA and Section 412 of the Internal Revenue Code, described in Section 414(m) or (o) of the Internal Revenue Code of which any Seller is a member.
“EURIBOR” shall mean the Euro Interbank Offered Rate for three (3) month deposits in Euros.
“EUR Pledgor” shall mean 345-50 Partners, LLC, a Delaware limited liability company.
“EUR Purchaser” shall have the meaning assigned thereto in the introductory paragraph hereof.
“EUR Seller” shall have the meaning assigned thereto in the introductory paragraph hereof.
“Euros” and “€” shall mean the lawful currency of the member states of the European Union that have adopted and retain the single currency in accordance with the Treaty establishing the European Community, as amended from time to time; provided that if any member state or states ceases to have such single currency as its lawful currency (such member state(s) being the “Exiting State(s)”), Euro and € shall, for the avoidance of doubt, mean for all purposes of this Agreement the single currency adopted and retained as the lawful currency of the remaining member states and shall not include any successor currency introduced by the Exiting State(s).
“Event of Default” shall have the meaning specified in Article 14(a).
“Exchange Act” shall mean the Securities and Exchange Act of 1934, as amended.
“Existing Agreement” shall mean, individually or collectively, as the context may require, the Existing Gloss Agreement and the Existing Repurchase Agreement.
“Existing Gloss Agreement” shall have the meaning specified in Article 1 hereof.
“Existing Repurchase Agreement” shall have the meaning specified in Article 1 hereof.
“Excluded Taxes” shall mean any of the following taxes or amounts imposed on or with respect to any Purchaser or required to be withheld or deducted from a payment to any Purchaser: (a) taxes imposed on or measured by net income or similar taxes imposed in lieu of net income (however denominated), franchise taxes, and branch profits taxes, in each case, (i) imposed as a result of a Purchaser being organized under the laws of, or having its principal office or the office from which it books a Transaction located in, the jurisdiction imposing such tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) U.S. federal withholding taxes imposed on amounts payable to or for the account of a Purchaser pursuant to a law in effect as of the date on which such Person (i) acquires such interest in a Transaction or (ii) changes its principal office or the office from which it books a Transaction, except to the extent that, pursuant to Article 32, that such taxes were payable to such party’s assignor immediately before such Person became a party hereto or to such Person immediately before it changed its lending office, (c) taxes attributable to a Purchaser’s failure to comply with Article 23(g) or Article 32 of this Agreement, (d) an amount required to be withheld or deducted in accordance with a notice or direction of the Commissioner of Taxation that is issued in connection with section 255 of the Income Tax Assessment Act of 1936 (Cth) or section 260-5 of Schedule 1 to the Taxation Administration Act of 1953 (Cth) or any similar or equivalent provisions of the Australian tax law, and (e) any U.S. federal withholding taxes imposed under FATCA.
“Exit Fee” shall have the meaning specified in the Fee Letter.
“FATCA” shall mean Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), together in each case with any current or future regulations, guidance or official interpretations thereof, any agreements entered into pursuant thereto, including any intergovernmental agreements, treaty or convention among Governmental Authorities and any rules or guidance implementing such intergovernmental agreements.
“FCA Regulations” shall have the meaning specified in Article 23(a).
“Fee Letter” shall mean the letter agreement, dated as of the Closing Date, from Purchasers and accepted and agreed by Sellers, as the same may be amended, modified and/or restated from time to time, and/or any replacement agreement.
“Filings” shall have the meaning specified in Article 7(b).
“Final Maturity Date” shall have the meaning specified in the Master Definitions and Construction Module.
“Foreign Assignment Agreement” shall mean, with respect to a Foreign Purchased Asset, a security agreement or a security deed between the applicable Seller and the applicable Purchaser pursuant to which such Seller assigns and charges to such Purchaser all of its right, title and interest under and in relation to each related Purchased Asset Document relating to such Foreign Purchased Asset (including its rights against any Security Agent) and any professional report delivered with respect to a Foreign Purchased Asset that is addressed to or capable of being relied on by such Seller (in such form as such Purchaser may reasonably require).
“Foreign Purchased Asset” shall mean any Purchased Asset secured directly or indirectly by Mortgaged Property located outside of the United States of America or any territory thereof. Any Foreign Purchased Asset that is repurchased by a Seller in accordance with this Agreement shall cease to be a Purchased Asset.
“Foreign Purchased Asset (AUS)” shall mean a Foreign Purchased Asset denominated in Australian Dollars.
“Foreign Purchased Asset (EUR)” shall mean a Foreign Purchased Asset denominated in Euros.
“Foreign Purchased Asset (GBP)” shall mean a Foreign Purchased Asset denominated in Pounds Sterling.
“Foreign Purchased Asset (SEK)” shall mean a Foreign Purchased Asset denominated in Swedish Krona.
“Foreign Purchased Asset Collection Account” shall mean individually or collectively, as the context may require, (i) the UK Collection Account, (ii) the EUR Collection Account, (iii)

the SEK Collection Account, (iv) the AUS Collection Account and (v) any other deposit account entered into with respect to any Foreign Purchased Asset in accordance with Article 3(b)(iv)(D).
“Funding Date” shall mean each Purchase Date and any other date on which any amount of Purchase Price is transferred from the applicable Purchaser to the applicable Seller (or at the direction of such Seller to a title company or escrow agent) with respect to any Purchased Asset.
“Funding Fee” shall have the meaning specified in the Fee Letter.
“Future Advance” shall have the meaning specified in the definition of Future Advance Purchased Asset.
“Future Advance Failure” shall mean, with respect to any Purchased Asset, any Seller’s or Servicer’s receipt of notice or any Seller’s Knowledge of any litigation or other proceeding commenced by the related Borrower alleging a failure to fund any Future Advance as and when required thereunder, which litigation is continuing for ninety (90) days or more.
“Future Advance Purchased Asset” shall mean any Purchased Asset with respect to which less than the full principal amount of such Purchased Asset (or the related Mortgage Loan or Mezzanine Loan) is funded at origination and the applicable Seller as the holder (or licensee) of such Purchased Asset is obligated, subject to the satisfaction of certain conditions precedent under the related Purchased Asset Documents, to make additional advances (each, a “Future Advance”) in the future to the related Borrower.
“GAAP” shall mean United States generally accepted accounting principles consistently applied as in effect from time to time (or, with respect to AUS Seller, accepted accounting principles consistently applied to accurately reflect the cashflows and asset and liability position of AUS Seller).
“GBP RFR Transaction” shall mean any Transaction for which the Applicable Currency is Pound Sterling.
“Gloss Seller” shall have the meaning assigned thereto in the introductory paragraph hereof.
“Governmental Authority” shall mean any national or federal government, any state, regional, local or other political subdivision thereof with jurisdiction over the applicable Person and any Person with jurisdiction exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).
“Guarantor” shall mean Blackstone Mortgage Trust, Inc., a Maryland corporation.
“Guaranty” shall mean the Guaranty, dated as of the Closing Date, from Guarantor in favor of Purchaser, as the same may be amended, modified and/or restated from time to time, and/or any replacement agreement.
“Hedging Transaction” shall mean, with respect to any or all of the Purchased Assets, any short sale of U.S. Treasury Securities or mortgage-related securities, futures contract (including Eurodollar futures) or options contract or any swap, cap or collar agreement or similar arrangements providing for protection against fluctuations in interest rates, credit spreads or the exchange of nominal interest obligations, either generally or under specific contingencies, entered into by any Seller in respect of such Purchased Asset(s) with the applicable Purchaser or an Affiliate of such Purchaser or one or more other counterparties acceptable to such Purchaser in its sole and absolute discretion.
“ICR Test” shall have the meaning specified in the Master Definitions and Construction Module.
“ICR Test Date” shall have the meaning specified in the Master Definitions and Construction Module.
“Income” shall mean, with respect to any Purchased Asset at any time, all monies collected from or in respect of such Purchased Asset, including without limitation, payments of interest, principal, repayment, dividend, rental or other income or distribution, insurance and liquidation proceeds, payments in respect of any associated hedging transaction, and all net proceeds from sale or other disposition of such Purchased Asset to a Person other than the applicable Purchaser. For the avoidance of doubt, Income shall not include origination fees and expense deposits paid by the Borrowers in connection with the origination and closing of the Purchased Asset, any reimbursement for out-of-pocket costs and expenses or any amounts deposited into an escrow reserve pursuant to and in accordance with the related Purchased Asset Documents.
“Increase Request” shall have the meaning specified in Article 10(nn).
“Indebtedness” shall mean, with respect to any Person, without duplication (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within ninety (90) days of the date the respective goods are delivered or the respective services are rendered; (c) Indebtedness of others secured by a Lien on the property of such Person, whether or not the respective Indebtedness so secured has been assumed by such Person; (d) obligations (contingent or otherwise) of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) obligations of such Person under repurchase agreements or like arrangements; (f) Indebtedness of others guaranteed by such Person to the extent of such guarantee; (g) all obligations of such Person incurred in connection with the acquisition or carrying of fixed assets by such Person; and (h) Capitalized Lease Obligations of such Person. Notwithstanding the foregoing, non-Recourse Indebtedness owing pursuant to a securitization transaction such as a REMIC securitization, a collateralized loan obligation transaction or other similar securitization shall not be considered Indebtedness for any Person.
“Indemnified Amounts” and “Indemnified Parties” shall each have the respective meanings specified in Article 27(a).
“Indemnified Taxes” means (a) taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of Sellers under any Transaction Document and (b) to the extent not otherwise described in clause (a), Other Taxes.
“Independent Manager” shall mean a natural Person who (a) is not at the time of initial appointment and has never been, and will not while serving as Independent Manager be: (i) a stockholder, director, officer, employee, partner, member (other than a “special member” or “springing member”) or manager (with the exception of serving as the Independent Manager of a Seller) of any Seller Party or any Affiliate or equity owner of any Seller Party; (ii) a creditor, supplier or service provider who derives any of its purchases or revenues (other than any revenue derived from serving as the Independent Manager of such party or as a nationally recognized company that routinely provides professional independent managers or directors and that also provides lien search and other similar services to a Seller or any of its equity owners or Affiliates in the ordinary course of business) from its activities with any Seller Party, or any Affiliate or equity owner of any Seller Party; (iii) a Person controlling or under common control with any such stockholder, director, officer, employee, partner, member, manager, attorney, counsel, equity owner, customer, supplier or other Person of any Seller Party or any Affiliate or equity owner of any Seller Party; or (iv) a member of the immediate family of any such stockholder, director, officer, employee, partner, member, manager, equity owner, creditor, supplier or service provider of any Seller Party or any Affiliate or equity owner of any Seller Party and (b) has (i) prior experience as an independent director or independent manager for a corporation, a trust or limited liability company whose charter documents required the unanimous consent of all independent directors or independent managers thereof before such corporation, trust or limited liability company could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy and (ii) at least three (3) years of employment experience and who is provided by CT Corporation, Corporation Service Company, National Registered Agents, Inc., Wilmington Trust Company, Stewart Management Company or LordSPV, a TMF Group company or, if none of these companies is then providing professional independent directors or managers, another nationally recognized company reasonably acceptable to Purchaser, that is not an Affiliate of a Seller and that provides, inter alia, professional independent directors or independent managers in the ordinary course of their respective business to issuers of securitization or structured finance instruments, agreements or securities or lenders originating commercial real estate loans for inclusion in securitization or structured finance instruments, agreements or securities (a “Professional Independent Manager”) and is an employee of such a company or companies at all times during his or her service as an Independent Manager. A natural Person who satisfies the foregoing definition except for being (or having been) the independent director or independent manager of a “special purpose entity” Affiliated with any Seller Party (provided such Affiliate does not or did not own a direct or indirect equity interest in any Seller) shall not be disqualified from serving as an Independent Manager, provided that such natural Person satisfies all other criteria set forth above and that the fees such individual earns from serving as independent director or independent manager of Affiliates of any Seller or in any given year constitute in the aggregate less than five percent (5%) of such individual’s annual income for that year. A natural Person who satisfies the foregoing definition other than clause (a)(ii) shall not be disqualified from serving as an Independent Manager if such individual is a Professional Independent Manager and such individual complies with the requirements of the previous sentence.
“Information” means, with respect to each Purchased Asset, the documents, reports and written information required to be provided by or on behalf of Seller in connection with the pledge of the same by Seller under this Agreement, including any conditions precedent thereto.

“Initial Funding Notice” shall mean a written notice by the applicable Seller to the applicable Purchaser and Realisation Agent pursuant to Article 3(c)(iii).
“Initial Senior Exposure” shall mean, with respect to any Purchased Asset, the amount, expressed in the Applicable Currency, of the Class A Notes secured by such Purchased Asset as of the related Purchase Date (which shall be set forth in the applicable Confirmation).
“Initial Sequential Pay Trigger Event” shall have the meaning specified in the Master Definitions and Construction Module.
“Initial Turbo Amount” shall have the meaning specified in the Master Definitions and Construction Module.

“Insolvency Regulation” shall have the meaning specified in Article 10(b)(ll).
“Internal Revenue Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.
“Issuer Security Documents” shall have the meaning specified in the Master Definitions and Construction Module.
“Junior Exposure” shall have the meaning specified in the Master Definitions and Construction Module.
“Knowledge” shall mean, as of any date of determination, the then-current actual (as distinguished from imputed or constructive) knowledge of (i) Douglas Armer, Katharine Keenan, Robert Sitman, Michael Henry or any replacement of any of the foregoing, (ii) any asset manager at The Blackstone Group L.P. or any Affiliate thereof responsible for the applicable Purchased Asset or (iii) any other employee with a title equivalent or more senior to that of “principal” within The Blackstone Group L.P. or any Affiliate thereof responsible for the origination, acquisition and/or management of the applicable Purchased Asset.
“Lien” shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Capitalized Lease Obligation having substantially the same economic effect as any of the foregoing), and the filing of any financing statement under the UCC or comparable law of any jurisdiction in respect of any of the foregoing and includes, for the avoidance of doubt, any “security interest” as defined in sections 12(1) or 12(2) of the PPSA and excludes any “security interest” as defined in section 12(3) of the PPSA that does not, in substance, secure the performance or payment of an obligation.
“Litigation Threshold” shall have the meaning specified in the Fee Letter.
“London Business Day” shall mean any day other than (a) a Saturday, (b) a Sunday or (c) any other day on which commercial banks in London, United Kingdom are not open for business.
“Manager Affiliate Information” shall have the meaning specified in Article 12(n).
“Margin Call” shall have the meaning specified in Article 4(a).
“Margin Deficit” shall exist, with respect to any Purchased Asset, if (a) the Maximum Senior Exposure for such Purchased Asset is less than (b) the outstanding Senior Exposure for such Purchased Asset.
“Margin Deficit Event” shall exist, with respect to any Purchased Asset, if the Margin Deficit for such Purchased Asset is at least $250,000 (or, with respect to any Foreign Purchased Asset, the then-current equivalent of such amount based on the Spot Rate with respect to the Applicable Currency of such Foreign Purchased Asset as of the date of determination).
“Margin Excess” shall mean, with respect to a Purchased Asset at any time of determination, the amount by which the Maximum Senior Exposure for such Purchased Asset exceeds the outstanding Senior Exposure for such Purchased Asset.
“Market Value” shall have the meaning specified in the Fee Letter.

“Master Definitions and Construction Module” shall mean that certain Master Definitions and Construction Module, dated as of the date hereof and relating to the £2,400,000,000 Class A GBP Asset Backed Floating Rate Variable Funding Notes and the £600,000,000 Class B GBP Asset Backed Floating Rate Variable Funding Notes, each issued by UK Purchaser, the €2,800,000,000 Class A EUR Asset Backed Floating Rate Variable Funding Notes and the €700,000,000 Class B EUR Asset Backed Floating Rate Variable Funding Notes, each issued by EUR Purchaser, the $3,000,000,000 Class A USD Asset Backed Floating Rate Variable Funding Notes and the $750,000,000 Class B USD Asset Backed Floating Rate Variable Funding Notes, each issued by US Purchaser, the Kr30,000,000,000 Class A SEK Asset Backed Floating Rate Variable Funding Notes and the Kr7,500,000,000 Class B SEK Asset Backed Floating Rate Variable Funding Notes, each issued by SEK Purchaser, and the AUD4,300,000,000 Class A AUD Asset Backed Floating Rate Variable Funding Notes and the AUD1,075,000,000 Class B AUD Asset Backed Floating Rate Variable Funding Notes, each issued by Perpetual Corporate Trust Limited ABN 99 000 341 533 in its capacity as trustee of the Parlex 2022-1 Issuer Trust (as each term as defined therein).
“Material Adverse Effect” shall mean a material adverse effect on (a) the property, business, condition (financial or otherwise), assets or operations of the Seller Parties taken as a whole; (b) the ability of any Seller Party to perform its obligations under any of the Transaction Documents; (c) the validity or enforceability of any of the Transaction Documents; or (d) the rights and remedies of any Purchaser under any of the Transaction Documents.
“Material Modification” shall mean any amendment, waiver or other modification to the terms of any Purchased Asset Documents, or any other action taken pursuant to or with respect to a Purchased Asset, which, in each case, would have the effect of:
(ii)reducing the principal amount of the Purchased Asset (or related Mortgage Loan or Mezzanine Loan, as applicable) in question other than (A) with respect to a dollar-for-dollar principal payment or (B) reductions of principal to the extent of deferred, accrued or capitalized interest added to principal which additional amount subsequently reduced was not taken into account by the applicable Purchaser in determining the related Maximum Purchase Price and Maximum Senior Exposure;
(iii)increasing the principal amount of a Purchased Asset (or related Mortgage Loan or Mezzanine Loan, as applicable) other than (A) increases which are derived from accrual or capitalization of deferred interest which is added to principal or protective advances or (B) increases resulting from future fundings made pursuant to the Purchased Asset Documents;
(iv)modifying the amount or timing of any regularly scheduled payments of principal and non-contingent interest of the Purchased Asset in question, provided, however, that the related Seller may, without the consent of Purchasers change the scheduled payment date of a Purchased Asset within any given calendar month;
(v)changing the frequency of scheduled payments of principal and interest in respect of a Purchased Asset;
(vi)subordinating the Lien priority of the Purchased Asset in question or the payment priority of the Purchased Asset in question other than subordinations required under the then existing terms and conditions of the Purchased Asset in question (provided, however, the foregoing shall not preclude the execution and delivery of subordination, nondisturbance and attornment agreements with tenants, subordination to tenant leases, easements, plats of subdivision and condominium declarations, conditions, covenants and restrictions and similar instruments which in the commercially reasonable judgment of the related Seller do not materially adversely affect the rights and interest of the holder of the Purchased Asset in question);
(vii)releasing any material collateral for the Purchased Asset (or related Mortgage Loan or Mezzanine Loan, as applicable) in question other than releases required under the related Purchased Asset Documents;
(viii)waiving, amending or modifying any cash management or reserve account requirements of the Purchased Asset (or related Mortgage Loan or Mezzanine Loan, as applicable) other than changes required under the related Purchased Asset Documents;
(ix)waiving any due-on-sale or due-on-encumbrance provisions of the Purchased Asset (or related Mortgage Loan or Mezzanine Loan, as applicable) in question other than waivers required to be given under the related Purchased Asset Documents;
(x)waiving, amending or modifying the underlying insurance requirements of the Purchased Asset (or related Mortgage Loan or Mezzanine Loan, as applicable); or
(xi)waiving any default or event of default, including without limitation, entering into any forbearance agreement, or release any Borrower from any material obligation under the related Purchased Asset Documents except as required, permitted, or contemplated thereunder without lender discretion.
“Maximum Purchase Price” shall mean, with respect to any Purchased Asset on any date, an amount expressed in the Applicable Currency of such Purchased Asset equal to the sum of (a) the Maximum Senior Exposure with respect to such Purchased Asset and (b) the Junior Exposure with respect to such Purchased Asset.
“Maximum Senior Exposure” shall mean, with respect to any Purchased Asset on any date, an amount expressed in the Applicable Currency of such Purchased Asset equal to the product obtained by multiplying the applicable Senior Advance Rate set forth in the related Confirmation by the lesser of (x) unpaid principal balance of such Purchased Asset and (y) the Market Value of such Purchased Asset.
“Maximum Senior Funding Amount” shall mean, as of any date of determination, (i) initially, $3,000,000,000 and (ii) on and after December 31, 2022, $2,500,000,000, in each case less the then current maximum amount that may be funded, in the aggregate, under the Parallel Agreement, to the extent such agreement is then in effect (to the extent that the maximum amount that may be funded under the Parallel Agreement is denominated in an Applicable Currency other than U.S. Dollars, it shall be converted to U.S. Dollars based on the Purchase Date Spot Rate with respect to such Applicable Currency as of the date of determination).
“Mezzanine Asset” shall mean, any Eligible Asset or Purchased Asset that is a Mezzanine Loan, a Senior Note representing a portion of a Mezzanine Loan or a Participation Interest representing an interest in a Mezzanine Loan.
“Mezzanine Loan” shall mean a whole mezzanine loan that is secured by a pledge of all of the equity interests in entities that own, directly or indirectly, the Mortgaged Property(ies) that serve as collateral for a related Mortgage Loan.
“Mezzanine Related Asset” shall mean, with respect to any Mezzanine Asset, the related Mortgage Loan, Senior Note related to such Mortgage Loan or Participation Interest representing an interest in such Mortgage Loan, as applicable.

“Monthly Reporting Package” shall mean a monthly reporting package that includes (a) any and all reports, rent rolls, financial statements, certificates and material notices (including, without limitation, any notice of the occurrence of a default or an event of default under the Purchased Asset Documents) required to be provided under the Purchased Asset Documents that the related Seller receives pursuant to the Purchased Asset Documents relating to any Purchased Asset, (b) a remittance report containing servicing information, including, without limitation, the amount of each periodic payment due, the amount of each periodic payment received, the date of receipt, the date due, and whether, to the related Seller’s Knowledge, there has been any developments or events with respect to such Purchased Asset that have occurred since delivery of the last Monthly Reporting Package that are reasonably likely to have a material adverse effect on the credit characteristics of such Purchased Asset (i.e., changes that materially impair the collectability of such Purchased Asset other than to a de minimis extent), on a loan by loan basis and in the aggregate, with respect to the Purchased Assets serviced by Servicer (such remittance report, a “Servicing Tape”), or to the extent Servicer does not provide any such Servicing Tape, a remittance report containing the servicing information that would otherwise be set forth in the Servicing Tape, and (c) a listing of all Purchased Assets reflecting (i) loan status, collection performance and any delinquency and loss experience with respect to any Purchased Asset, and (ii) such other information as mutually agreed by the related Seller and the related Purchaser.
“Mortgage” shall mean: (x) with respect to a U.S. Purchased Asset, a mortgage, deed of trust, deed to secure debt or other instrument, creating a valid and enforceable first Lien on or a first priority ownership interest in an estate in (i) fee simple in real property and the improvements thereon or (ii) a ground lease, in each case securing a Promissory Note or similar evidence of indebtedness, and (y) with respect to a Foreign Purchased Asset, the related debenture or equivalent security deed or other instrument creating a first priority Lien (or, in relation to a Foreign Purchased Asset located in England, a first ranking legal mortgage) or a first priority security interest in a property and the improvements thereon, securing a Promissory Note or similar evidence of indebtedness.
“Mortgage Loan” shall mean a whole mortgage loan secured by a first Lien on one or more commercial or multi-family properties.
“Mortgaged Property” shall mean, in the case of (a) a Mortgage Loan, the mortgaged property securing such Mortgage Loan (b) a Mezzanine Loan, the mortgaged property indirectly securing such Mezzanine Loan and (c) a Participation Interest, the mortgaged property securing such Participation Interest, or the mortgaged property directly or indirectly securing the Mortgage Loan and/or Mezzanine Loan, as applicable, in which such Participation Interest represents a participation, as applicable.
“Most Senior Class Consent” shall mean consent provided by the applicable Note Trustee (as defined in the Master Definitions and Construction Module) acting on the direction of, in accordance with or pursuant to an Extraordinary Resolution (as defined in the Master Definitions and Construction Module) of the Most Senior Class of Notes.
“Most Senior Class of Notes” shall have the meaning specified in the Master Definitions and Construction Module.
“Multiemployer Plan” shall mean a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been, or were required to have been, made by any Seller or any ERISA Affiliate and that is covered by Title IV of ERISA.
“Note Event of Default” shall have the meaning specified in the Master Definitions and Construction Module.

“Note Interest Payment Date” shall have the meaning of the defined term “Interest Payment Date” specified in the Master Definitions and Construction Module.
“Note Principal Payment Date” shall have the meaning of the defined term “Principal Payment Date” specified in the Master Definitions and Construction Module.
“Noteholder” shall have the meaning specified in the Master Definitions and Construction Module.
“Notes” shall have the meaning specified in the Master Definitions and Construction Module.
“Other Connection Taxes” shall mean taxes imposed as a result of a present or former connection between any Purchaser and the jurisdiction imposing such taxes (other than a connection arising solely as a result of any Purchaser having executed, delivered, become a party to, performed its obligations under, received payments under, or received or perfected a security interest under any Transaction Document).
“Other Taxes” shall mean all present or future stamp, court or documentary, intangible, recording, filing or similar taxes (including, without limitation, United Kingdom stamp duty and stamp duty reserve tax) that arise from any payment made under, the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Transaction Document, except any such taxes that are Other Connection Taxes imposed with respect to an assignment, transfer or sale of participation or other interest in or with respect to the Transaction Document.
“Parallel Agreement” shall have the meaning specified in Article 12(p).
“Parallel Transaction Documents” shall have the meaning specified in Article 12(p).
“Participant Register” shall have the meaning specified in Article 20(d).
“Participation Certificate” shall mean the original participation certificate, if any, that was executed and delivered in connection with a Participation Interest.
“Participation Interest” shall mean a participation interest in a Mortgage Loan or Mezzanine Loan.
“Paying Seller” shall have the meaning specified in Article 33(c).
“Perpetual Creditor” shall have the meaning specified in Article 40.
“Person” shall mean an individual, corporation, limited liability company, business trust, partnership, joint tenant or tenant-in-common, trust, joint stock company, joint venture, unincorporated organization, or any other entity of whatever nature, or a Governmental Authority.
“Plan” shall mean an employee benefit or other plan established or maintained by any Seller or any ERISA Affiliate during the five year period ended prior to the date of this Agreement or to which each Seller or any ERISA Affiliate makes, is obligated to make or has, within the five year period ended prior to the date of this Agreement, been required to make contributions and that is covered by Title IV of ERISA or Section 302 of ERISA or Section 412 of the Internal Revenue Code, other than a Multiemployer Plan.

“Pledgor” shall mean, collectively or individually, as the context may require, US Pledgor, UK Pledgor, EUR Pledgor, SEK Pledgor and AUS Pledgor.
“Pledgor Financing Statements” shall have the meaning specified in Article 3(b).
“Post-Availability Period” shall mean, if an extension of the Termination Date is effected pursuant to Article 3(g), the period (i) beginning immediately upon the expiration of the Availability Period and the beginning of such extension period and (ii) ending on the Termination Date, as the same may be extended pursuant to Article 3(g).
“Post-Availability Period Extension Conditions” shall have the meaning specified in Article 3(g).
“Pounds Sterling” and “£” shall mean the lawful currency for the time being of the United Kingdom.
“PPS Register” shall mean the Personal Property Securities Register established under section 147 of the PPSA.
“PPSA” shall mean, (i) with respect to any Foreign Purchased Loan (AD), the Personal Property Securities Act (2009) Cth and any legislative instrument made or any regulations in force at any time under the Personal Property Securities Act (2009) Cth; and (ii) with respect to any Foreign Purchased Loan (CAD), the personal property security legislation of the province or territory and/or other jurisdiction where filing and/or recording is necessary or desirable for perfection of validly created security interests in personal property related to such Foreign Purchased Loan (CAD) in accordance with the terms and requirements of such legislation as is applicable, including the regulations thereto.
“PRA Contractual Stay Rules” shall have the meaning specified in Article 30(b).
“Pre-Purchase Due Diligence” shall have the meaning specified in Article 3(c).
“Pre-Purchase Legal/Due Diligence Review Fee” shall have the meaning specified in the Fee Letter.
“Pricing Rate” shall mean, for any Pricing Rate Period and any Transaction, an annual rate determined as of each Pricing Rate Determination Date equal to the sum of (a) the greater of (x) the applicable Benchmark Floor for such Transaction and (y) the applicable Benchmark for such Transaction and Pricing Rate Period plus (b) the applicable Spread for such Transaction and Pricing Rate Period, which shall be subject to adjustment and/or conversion as provided in Articles 6(a)(i) and 6(b).
“Pricing Rate Determination Date” shall mean, with respect to any Pricing Rate Period and any Transaction:
(i)if no Pricing Rate Determination Date is set forth in the related Confirmation:
(A)other than a GBP RFR Transaction or a Transaction for which the Applicable Currency is Euros, the second (2nd) Business Day preceding the first day of such Pricing Rate Period or such other day as may be determined by the Purchasers in accordance with the Benchmark Replacement Conforming Changes;

(A)which is a GBP RFR Transaction, each London Business Day during such Pricing Rate Period and, for any day that is not a London Business Day, the immediately preceding London Business Day;
(B)which is a Transaction for which the Applicable Currency is Euros, two TARGET Settlement Days preceding the first day of such Pricing Rate Period or such other day as may be determined by the Purchasers in accordance with the Benchmark Replacement Conforming Changes; or
(xii)as set forth in the related Confirmation.
“Pricing Rate Period” shall mean, with respect to any Transaction, Remittance Date or Repurchase Date (a) in the case of the first Pricing Rate Period, the period commencing on and including the Purchase Date for such Transaction and ending on and excluding the following Remittance Date, and (b) in the case of any subsequent Pricing Rate Period, the period commencing on and including the immediately preceding Remittance Date and ending on and excluding the following Remittance Date; provided, however, that in no event shall any Pricing Rate Period for a Purchased Asset end subsequent to the Repurchase Date for such Purchased Asset (or such later date on which the Purchased Asset is actually repurchased).
“Principal Payment” shall mean, with respect to any Purchased Asset, any scheduled or unscheduled payment or prepayment of principal (including, without limitation, insurance casualty or condemnation proceeds to the extent that such proceeds are not required to be reserved, escrowed or readvanced to the Borrower pursuant to the applicable Purchased Asset Documents and are applied to the payment of principal in respect thereof, and any other amounts applied in reduction of the principal balance thereof).
“Prohibited Person” shall mean any Person (i) whose name appears on the list of Specially Designated Nationals and Blocked Persons by the Office of Foreign Asset Control (OFAC); (ii) that is a foreign shell bank; (iii) that is resident in or whose subscription funds are transferred from or through an account in a jurisdiction that has been designated as a non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering (FATF), of which the U.S. is a member and with which designation the U.S. representative to the group or organization continues to concur; (iv) that is, or is owned or controlled by any Person that is, the target of any Sanctions or is located, organized or resident in a country or territory that is, or whose government is, the target of Sanctions; (v) who is subject to restrictive measures implemented pursuant to any EU Council or EU Commission regulation in furtherance of the EU's Common Foreign and Security Policy; (vi) who is subject to any sanctions adopted by legislation in the United Kingdom, including the United Kingdom Terrorist Freezing etc. Act and statutory instruments enacted pursuant to any other laws of the United Kingdom; or (vii) any other law of similar import as to any non-U.S. country in which any Seller is located or doing business applicable to such Seller Party and any of their respective Affiliates from time to time, as each such Act or law has been or may be amended, adjusted, modified, or reviewed from time to time.
“Promissory Note” shall mean (x) with respect to a U.S. Purchased Asset, a note or other evidence of indebtedness of a Borrower under a Mortgage Loan or a Mezzanine Loan in connection with such U.S. Purchased Asset, and (y) with respect to a Foreign Purchased Asset, any evidence of indebtedness of a Borrower (including, without limitation, the applicable facility, bond or loan agreement) in connection with such Foreign Purchased Asset.
“Property Report” shall mean, with respect to a Foreign Purchased Asset, any certificate or report title in relation to the related Mortgaged Property that is delivered as a condition precedent to the making of the related Foreign Purchased Asset under the loan agreement for such Foreign Purchased Asset. Any such Property Report shall (a) with respect to any Wet Purchased Asset, be addressed to the applicable Purchaser and capable of being relied upon by such Purchaser or any beneficial owner of the related Foreign Purchased Asset from time to time and (b) with respect to any Purchased Asset other than a Wet Purchased Asset, at the applicable Purchaser’s request, be addressed to such Purchaser or otherwise capable of being relied upon by such Purchaser or any beneficial owner of the related Foreign Purchased Asset from time to time.
“Purchase Date” shall mean, with respect to any Purchased Asset, the date on which the applicable Purchaser purchases such Purchased Asset from the related Seller hereunder.
“Purchase Date Spot Rate” shall mean, with respect to any Purchased Asset for which the Applicable Currency is not U.S. Dollars, the Spot Rate as of the related Purchase Date for purchasing the Applicable Currency of such Purchased Asset using U.S. Dollars (which shall be set forth in the applicable Confirmation).
“Purchase Price” shall mean, with respect to any Purchased Asset, the price (paid in the same Applicable Currency as the related Purchased Asset) at which such Purchased Asset is transferred by the related Seller to the related Purchaser on the applicable Purchase Date, increased by any amounts advanced by such Purchaser to such Seller (or at the direction of such Seller to a Designated Funding Party) hereunder with respect to such Purchased Asset after its Purchase Date, decreased by any amounts applied by or on behalf of the related Purchaser to reduce the Purchase Price for the Purchased Asset (including, without limitation, any cash payment and/or application of Margin Excess by such Seller in connection with the cure of any Margin Deficit pursuant to Article 4). The Purchase Price as of the Purchase Date for any Purchased Asset shall be set forth in the Confirmation for the related Transaction (expressed in the same Applicable Currency as the related Purchased Asset) and shall not exceed the Maximum Purchase Price with respect to such Purchased Asset.
“Purchase Price Differential” shall mean, with respect to any Purchased Asset as of any date of determination, the amount equal to the product of (a) the applicable Pricing Rate for such Purchased Asset and (b) the daily outstanding Purchase Price of such Purchased Asset, calculated on the basis of, with respect to any Transaction for which the Applicable Currency is (i) U.S. Dollars, a 360-day year, (ii) Pound Sterling, a 365-day year, (iii) Euros, Swedish Krona or Australian Dollars, 360-day year and (iv) otherwise, as set forth in the related Confirmation and, in each case, the actual number of days during the period commencing on (and including) the Purchase Date for such Purchased Asset and ending on the date of determination (reduced by any amount of such Purchase Price Differential previously paid by the related Seller to the related Purchaser with respect to such Purchased Asset). Purchase Price Differential shall be payable in the Applicable Currency of the Purchase Price of the applicable Purchased Asset.
“Purchase Price Percentage” shall have the meaning specified in the Fee Letter.
“Purchased Asset” shall mean (a) with respect to any Transaction, the Eligible Asset sold by a Seller to a Purchaser in such Transaction and (b) with respect to the Transactions in general, all Eligible Assets sold by such Seller to such Purchaser (other than Purchased Assets that have been repurchased by such Seller). Any Purchased Asset that is repurchased by the related Seller in accordance with this Agreement shall cease to be a Purchased Asset. Unless otherwise specified, any reference to Purchased Asset shall include the Mortgage Loan and any related Mezzanine Loan that is subject to the same Transaction. Unless otherwise specified, with respect to any Asset Combination, any reference to Purchased Asset shall include the applicable Mezzanine Related Asset and the Mezzanine Asset that is, or is proposed to be, subject to the same Transaction.

“Purchased Asset Documents” shall mean, with respect to a Purchased Asset, the documents comprising the Purchased Asset File for such Purchased Asset.
“Purchased Asset File” shall mean, with respect to each Purchased Asset, the documents specified as the “Purchased Asset File” in the Custodial Agreement, together with any additional documents and information required to be delivered to the related Purchaser or its designee (including the Custodian) pursuant to the Transaction Documents. With respect to any Repack Security, the Purchased Asset File shall include, without limitation, the documents evidencing the Repack Security and the related Repackaged Mortgage Loan.
“Purchased Asset Schedule” shall mean, with respect to any Purchased Asset, a schedule attached to each Trust Receipt and Custodial Delivery Certificate substantially in the form attached as Exhibit A to Annex 1 to the Custodial Agreement.
“Purchased Asset Specific Fee” shall have the meaning specified in the Fee Letter.
“Purchased Items” shall mean all of a Seller’s right, title and interest in, to and under each of the following items of property, whether now owned or hereafter acquired, now existing or hereafter created and wherever located:
(i)    the Purchased Assets;
(ii)    the Purchased Asset Documents, the Servicing Rights, the Servicing Agreements, the Servicing Records, mortgage guaranties, mortgage insurance, insurance policies, insurance claims, collection and escrow accounts, and letters of credit, in each case, relating to the Purchased Assets;
(iii)    any Hedging Transactions entered into with respect to any Purchased Asset to the extent such Hedging Transactions are permitted to be transferred without consent of the applicable counterparty;
(iv)    all related forward trades and takeout commitments placed on the Purchased Assets to the extent such takeout commitments are permitted to be transferred without consent of the applicable counterparty;
(v)    all “general intangibles”, “accounts”, “chattel paper”, “investment property”, “instruments”, “securities accounts” and “deposit accounts”, each as defined in the UCC, relating to or constituting any and all of the foregoing; and
(vi)    all replacements, substitutions or distributions on or proceeds, payments, Income and profits of, and records (but excluding any financial models or other proprietary information) and files relating to any and all of any of the foregoing.
“Purchaser” shall have the meaning specified in the introductory paragraph hereof.
“Qualified Agent” shall mean, any Person that is a “financial institution” or “financial participant” within the meaning of the Bankruptcy Code.
“Qualified Transferee” shall mean (i) Purchaser, Repurchase Agent, Realisation Agent and any entity Controlled by, Controlling or under common Control with Purchaser, Repurchase Agent or Realisation Agent, or (ii) any one or more of the following:
(A)    a real estate investment trust, bank, savings and loan association, investment bank, insurance company, trust company, commercial credit corporation, pension plan, pension fund or pension advisory firm, mutual fund, government entity or plan; provided that any such Person satisfies the Eligibility Requirements;
(B)    an investment company, money management firm or “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended, or an institutional “accredited investor” within the meaning of Regulation D under the Securities Act of 1933, as amended; provided that any such Person satisfies the Eligibility Requirements;
(C)    an institution substantially similar to any of the entities described in clauses (ii)(A), (ii)(B) or (ii)(E) of this definition that satisfies the Eligibility Requirements;
(D)    any entity Controlled by, Controlling or under common Control with, any of the entities described in clauses (ii)(A), (ii)(B), (ii)(C) or (ii)(E) of this definition;
(E)    an investment fund, limited liability company, limited partnership or general partnership where an entity that is otherwise a Qualified Transferee under clauses (ii)(A), (ii)(B), (ii)(C) or (ii)(D) of this definition, acts as the general partner, managing member or fund manager and at least fifty percent (50%) of the equity interests in such investment fund, limited liability company, limited partnership, general partnership or entity are owned, directly or indirectly, by one or more of the following: a Qualified Transferee, an institutional “accredited investor” within the meaning of Regulation D promulgated under the Securities Act of 1933, as amended, and/or a “qualified institutional buyer” within the meaning of Rule 144A promulgated under the Securities Act of 1933, as amended, provided such institutional “accredited investors” or “qualified institutional buyers” that are used to satisfy the fifty percent (50%) test set forth above in this clause (ii)(E) satisfy the financial tests in clause (i) of the definition of Eligibility Requirements; or
(F)    any entity that is otherwise a Qualified Transferee under clauses (ii)(A), (ii)(B), (ii)(C), (ii)(D) or (ii)(E) of this definition that is acting in an agency capacity for a syndicate of lenders, provided more than fifty percent (50%) of the committed loan amounts or outstanding loan balance are owned by lenders in the syndicate that are Qualified Transferees.
For purposes of this definition of “Qualified Transferee” only, “Control” shall mean, when used with respect to any specific Person, the ownership, directly or indirectly, in the aggregate of more than twenty percent (20%) of the beneficial ownership interest of such Person and the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ability to exercise voting power, by contract or otherwise, and “Controlled by,” “Controlling” and “under common Control with” shall have the respective correlative meaning thereto.
“Realisation Agent Agreement” shall have the meaning specified in the Master Definitions and Construction Module.
“Realisation Agent” shall have the meaning specified in the introductory paragraph hereof.
“Record Holder” shall mean, the holder of any Promissory Note or Participation Interest, to the extent that such holder is the lender of record (including, without limitation, the mortgagee or pledgee, as applicable, of record) with respect to the related Mortgage Loan and/or Mezzanine Loan pursuant to the related co-lender agreement, participation agreement or intercreditor agreement.
“Recourse Indebtedness” shall mean, with respect to any Person, on any date of determination, the amount of Indebtedness for which such Person has recourse liability (such as through a guarantee agreement), exclusive of any such Indebtedness for which such recourse liability is limited to obligations relating to or under agreements containing customary nonrecourse carve-outs.
“Redirection Letter” shall have the meaning specified in Article 29(e).
“Reference Time” shall mean, (x) if such Benchmark is the BBSY Rate, 10:30 a.m. (Sydney time), and (y) with respect to any setting of the then-current Benchmark (other than the BBSY Rate) for each Pricing Rate Period, then the time determined by Purchasers in accordance with the Benchmark Replacement Conforming Changes.
“Register” shall have the meaning specified in Article 20(c).
“REIT” shall mean an entity that has elected to be a “real estate investment trust” for federal income tax purposes pursuant to Sections 856, et seq. of the Internal Revenue Code.
“Release Letter” shall mean a letter substantially in the form of Exhibit IX hereto (or such other form as may be acceptable to Purchaser).
“Remittance Date” shall mean (i) for any U.S. Purchased Assets the seventeenth (17th) calendar day of each month, or the immediately succeeding Business Day, if such calendar day shall not be a Business Day and (ii) for any Foreign Purchased Asset, February 27, May 27, August 27 and November 27, or the immediately succeeding Business Day, if such calendar day shall not be a Business Day.
“Repack Security” shall mean a senior security representing a beneficial and economic interest in a Mortgage Loan (a “Repackaged Mortgage Loan”).
“Repackaged Mortgage Loan” shall have the meaning specified in the definition of Repack Security.
“Repurchase Agent” shall have the meaning specified in the introductory paragraph hereof.
“Repurchase Agent Agreement” shall have the meaning specified in the Master Definitions and Construction Module.
“Repurchase Date” shall mean, with respect to any Purchased Asset, the earliest to occur of (a) the date set forth in the applicable Confirmation, or if such day is not a Business Day, the immediately following Business Day, as the same may be extended by the related Purchaser in its sole discretion or otherwise in accordance with this Agreement; (b) an Early Repurchase Date with respect to such Purchased Asset; (c) the maturity date of such Purchased Asset (as the same may be extended pursuant to the Purchased Asset Documents); (d) the Accelerated Repurchase Date; (e) the Termination Date; or (f) the earlier of (x) the date of execution of the Parallel Agreement and (y) if Class A Noteholder has exercised its right to redeem the Notes in accordance with the UK Transaction Documents in exchange for the novation of the Transaction with respect to such Purchased Asset, the applicable Transaction Exchange Date. Notwithstanding anything to the contrary herein, any Mezzanine Loan that is a Purchased Asset shall be repurchased simultaneously with the repurchase of the related Mortgage Loan.
“Repurchase Obligations” shall have the meaning specified in Article 7(a).
“Repurchase Price” shall mean, with respect to any Purchased Asset as of any Repurchase Date or any date on which the Repurchase Price is required to be determined hereunder, the price at which such Purchased Asset is to be transferred from the applicable Purchaser to the applicable Seller upon termination of the related Transaction; such price will be determined in each case as the sum of (i) the outstanding Purchase Price of such Purchased Asset as of such date; (ii) the accrued and unpaid Purchase Price Differential with respect to such Purchased Asset as of such date; (iii) all accrued and unpaid out-of-pocket costs and expenses (including, without limitation, the reasonable fees and expenses of outside counsel and any applicable Breakage Costs and Exit Fees) of the Purchaser relating to such Purchased Assets required to be paid by any Seller Party under the Transaction Documents; and (iv) any other amounts due and owing by the applicable Seller to the applicable Purchaser pursuant to the terms of the Transaction Documents as of such date.
“Requested Exceptions Report” shall have the meaning specified in Exhibit VII hereto.
“Requirement of Law” shall mean any applicable law, treaty, rule, regulation, code, directive, policy, order or requirement or determination of an arbitrator or a court or other Governmental Authority whether now or hereafter enacted or in effect in any relevant jurisdiction.
“Responsible Officer” shall mean any executive officer of a Seller.
“Reservations” shall mean (i) the principles that equitable remedies are remedies which may be granted or refused at the discretion of the court, the limitation of enforcement on public policy grounds or by laws relating to bankruptcy, administration, examinership, insolvency, liquidation, reorganisation, court schemes, moratoria, administration and other laws generally affecting the rights of creditors; and (ii) the time barring of claims under any applicable limitation acts, statutes or equivalent laws, the possibility that an undertaking to assume liability for or indemnify a person against non-payment of stamp duty in the applicable State or Territory of Australia may be void and defences of set-off or counterclaim.

“Sanctions” shall mean, collectively, any sanctions administered or enforced by the U.S. Treasury Department Office of Foreign Asset Control (OFAC), the U.S. Department of State, the U.S. Department of Commerce, the United Nations Security Council, the European Union, the United Kingdom, Australia or any other relevant sanctions authority of any jurisdiction in which any Seller Party is located or does business.
“SEC” shall have the meaning specified in Article 24(a).
“Securities Account Control Agreement” shall mean, individually or collectively, as the context may require, any securities account control or similar agreement entered into with respect to any Securities Account, in each case, as such agreements may be amended, modified and/or restated from time to time, and/or any replacement agreement.
“Securities Accounts” shall mean any securities account established in accordance with this Agreement.
“Securities Intermediary” shall mean any securities intermediary appointed by Realisation Agent pursuant to a Securities Account Control Agreement and reasonably acceptable to Sellers.
“Securities Financing Transactions Regulation” shall mean Regulation (EU) 2015/2365 of The European Parliament and of the Council of 25 November 2015 on transparency of securities financing transactions and of reuse and amending Regulation (EU) No 648/2012.

“Securitisation Regulations” shall have the meaning specified in the Master Definitions and Construction Module.
“Securitisation Regulations Reporting Servicer” shall mean Trimont Real Estate Advisors, U.K. LTD or any other servicer approved by Realisation Agent in its reasonable discretion.
“Securitisation Regulations Reporting Servicing Agreement” shall mean that certain Reporting Services Agreement, dated as of the Closing Date, by and among Sellers and Securitisation Regulations Reporting Servicer, as the same may be amended, modified and/or restated from time to time, and/or any replacement servicing agreement reasonably acceptable to Purchasers.
“Security” shall have the meaning specified in the Master Definitions and Construction Module.
“Security Agent” shall mean, with respect to a Foreign Purchased Asset that is in syndicated form, a security agent or a security trustee appointed by the lenders under such Foreign Purchased Asset to hold the benefit of any security agreements relating to such Foreign Purchased Asset on their behalf or under a parallel debt obligation.
“SEK Collection Account” shall mean a segregated interest bearing deposit account denominated in Swedish Krona.
“SEK Pledgor” shall mean 345-2 Partners, LLC, a Delaware limited liability company.
“SEK Purchaser” shall have the meaning assigned thereto in the introductory paragraph hereof.
“SEK Seller” shall have the meaning assigned thereto in the introductory paragraph hereof.
“Seller” shall have the meaning assigned thereto in the introductory paragraph hereof.
“Seller Financing Statement” shall have the meaning specified in Article 3(b).
“Seller Party” shall mean, collectively or individually, as the context may require, the applicable Seller, Pledgor, and Guarantor.
“Senior Advance Rate” shall mean, with respect to any Purchased Asset on any date, the figure specified in the Confirmation relating such Purchased Asset.
“Senior Exposure” shall have the meaning specified in the Master Definitions and Construction Module.
“Senior Note” shall mean a Promissory Note evidencing a senior or pari passu senior position in a Mortgage Loan or a Mezzanine Loan; provided that the holder of any pari passu Senior Note is the Controlling Holder. A Senior Note shall not be junior to any other Promissory Note secured directly or indirectly by the same Mortgaged Property (it being understood, for the avoidance of doubt, that a Senior Note in a Mezzanine Loan shall not be deemed junior to a Senior Note in the related Mortgage Loan to the extent that such Senior Notes collectively are not junior to any other Promissory Note or Participation Interest secured directly or indirectly by the same Mortgaged Property).

“Senior Participation Interest” shall mean a senior or pari passu senior Participation Interest in a Mortgage Loan (which Participation Interest shall be paid in the same Applicable Currency as the related Mortgage Loan) or a Mezzanine Loan and the related Mortgage Loan evidenced by a Participation Certificate; provided that the holder of any pari passu Senior Participation Interest is the Controlling Holder and the Record Holder (but the holder thereof does not need to be the Record Holder so long as an agent thereof is the Record Holder or the holder of the related companion Participation Interest which is the Record Holder is a securitization issuer). A Senior Participation Interest shall not be junior to any other participation interest or Promissory Note secured directly or indirectly by the same Mortgaged Property (it being understood, for the avoidance of doubt, that a Senior Participation Interest in a Mezzanine Loan shall not be deemed junior to a Senior Participation Interest in the related Mortgage Loan to the extent that such Senior Participation Interests collectively are not junior to any other Promissory Note or Participation Interest secured directly or indirectly by the same Mortgaged Property).
“Servicer” shall mean Midland Loan Services, a division of PNC Bank, National Association or any other servicer approved by Realisation Agent in its reasonable discretion.
“Servicing Agreement” shall mean (i) that certain Servicing Agreement, dated on or about the Closing Date, by and among Servicer, Realisation Agent, US Seller and US Purchaser, (ii) that certain Servicing Agreement, dated on or about the Closing Date, by and among Servicer, Realisation Agent, UK Seller and UK Purchaser, (iii) that certain Servicing Agreement, dated on or about the Closing Date, by and among Servicer, Realisation Agent, EUR Seller and EUR Purchaser, (iv) that certain Servicing Agreement, dated on or about the Closing Date, by and among Servicer, Realisation Agent, SEK Seller and SEK Purchaser, (v) that certain Servicing Agreement, dated on or about the Closing Date, by and among Servicer, Realisation Agent, AUS Seller and AUS Purchaser and (vi) any other servicing agreement, in form and substance acceptable to the applicable Purchaser in its sole and absolute discretion, entered into by any Seller, any Servicer and any Purchaser, in each case, as the same may be amended, modified and/or restated from time to time, and/or any replacement servicing agreement reasonably acceptable to such Purchaser.
“Servicing Records” shall have the meaning specified in Article 29(f).
“Servicing Rights” shall mean rights of any Seller Party, to administer, service or subservice, the Purchased Assets or to possess related Servicing Records, and with respect to any Repack Security, the right to vote, take action as holder thereof and exercise any rights in connection therewith.
“Servicing Tape” shall have the meaning specified in the definition of “Monthly Reporting Package.”
“Silver English Security Agreement” shall mean that certain English Security Agreement, dated as of May __, 2022, from Silver Fin in favor of Purchasers
“Silver Fin” shall mean Silver Fin Sub TC Pty Ltd, a proprietary company incorporated under the laws of Australia, acting in its personal capacity and as trustee for AUS Seller.
“Silver General Security Deed” shall mean that certain General Security Deed, dated as of May __, 2022, from Silver Fin in favor of AUS Purchaser.
“Silver Pledgor (Trustee Shares)” shall mean Silver Holdco II, LLC.

“Silver Specific Security Deed (Trustee Shares)” shall mean that certain Specific Security Deed (Trustee Shares), dated as of May __, 2022, from Silver Pledgor (Trustee Shares) in favor of AUS Purchaser.
“Silver Specific Security Deed (Trust Units)” shall mean that certain Specific Security Deed (Trust Units), dated as of May __, 2022, from AUS Pledgor in favor of AUS Purchaser.
“SIPA” shall have the meaning specified in Article 24(a).
“SOFR Administrator” shall mean the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).
“SOFR Average” shall mean the compounded average of the secured overnight financing rate as administered by the SOFR Administrator over a rolling calendar day period of thirty (30) days.
“SOFR Transition Event” shall mean, the election by Purchasers, in their sole and absolute discretion, to convert all Transactions utilizing an applicable Benchmark to Term SOFR or the SOFR Average, which election is evidenced by a written notice thereof delivered by Purchasers to Sellers.
“SONIA Reference Rate” shall mean in respect of any London Business Day: (a) the SONIA (sterling overnight index average) reference rate for such London Business Day as provided by the administrator of SONIA to authorised distributors and as then published on the Reuters Screen “SONIA” Page or, if such is unavailable, as otherwise published by such authorised distributors; or (b) if, in respect of any London Business Day in the relevant Pricing Rate Period, the SONIA (sterling overnight index average) reference rate is not available on the Reuters Screen “SONIA” Page or has not otherwise been published by the relevant authorised distributors, such SONIA Reference Rate shall be: (i) The Bank of England’s Bank Rate (the “Bank Rate”) (or any successor rate to, or replacement rate for, that rate) as published by The Bank of England prevailing at close of business on the relevant London Business Day; plus (ii) the mean of the spread of the SONIA Reference Rate to the Bank Rate over the five (5) most immediately preceding London Business Days on which a SONIA Reference Rate has been published, excluding the highest spread (or, if there is more than one highest spread, one only of those highest spreads) and lowest spread (or, if there is more than one lowest spread, one only of those lowest spreads) to the Bank Rate (the “Bank Rate Adjustment”); or (c) if paragraph (b) above applies but the Bank Rate for that London Business Day is not available, the percentage rate per annum which is the aggregate of (i) the most recent Bank Rate for a day which is no more than 5 London Business Days before that London Business Day; and (ii) the Bank Rate Adjustment; or (d) if there is no SONIA rate or Bank Rate available pursuant to (a) to (c) above, the rate for any relevant Transaction will be as specified in the related Confirmation, rounded, in each case, to four decimal places (with 0.00005 being rounded upwards).
“Spot Rate” shall mean, with respect to any Purchased Asset on any date of determination, the rate quoted as the spot rate for the purchase of the Applicable Currency of such Purchased Asset using such other Applicable Currency at or about 11:00 a.m., London time, on the date that is two (2) Business Days prior to the date as of which the foreign exchange computation is made as obtained from the applicable screen on Bloomberg.
“Spread” shall mean, with respect to a Transaction involving a Purchased Asset, (a) so long as no Event of Default shall have occurred and be continuing, the applicable spread (including any applicable spread adjustment but excluding any default interest) in effect under the applicable Purchased Asset Documents; and (b) after the occurrence and during the continuance of an Event of Default, the rate set forth in the clause (a) above plus five percent (5%).
“STIBOR” shall mean the Stockholm Interbank Offered Rate administered and calculated by Swedish Financial Benchmark Facility (SFBF) (or any other person which takes over the administration and calculation of that rate) for SEK for three (3) month deposits in Swedish Krona.
“Subsidiary” shall mean, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests in each case having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of any Seller.
“Swedish Krona” and “kr” shall mean the lawful currency for the time being of Sweden.
“Target Senior Funding Amount” shall mean:
(ii)if (x) a Cash Flow Trigger Date or an Event of Default has occurred and is continuing or (y) a failure of the ICR Test occurred on the immediately preceding ICR Test Date due to a determination by the Realisation Agent that an Early Redemption Notice or an Enforcement Notice will be delivered prior to the immediately following Interest Payment Date or Principal Payment Date with respect to any of the Notes but no Early Redemption Notice or Enforcement Notice has yet been delivered, then zero (0);
(iii)if (x) an Additional Sequential Pay Trigger Event has occurred and is continuing or (y) a failure of the ICR Test occurred on the immediately preceding ICR Test Date due to a determination by the Realisation Agent that an Additional Sequential Pay Trigger Event will occur prior to the immediately following Interest Payment Date or Principal Payment Date with respect to any of the Notes but no Cash Flow Trigger Date has occurred and is continuing and no Early Redemption Notice or Enforcement Notice has been delivered, then the aggregate amount calculated with respect to all Purchased Assets based on the following for each Purchased Asset: sixty percent (60%) multiplied by the lesser of (x) the unpaid principal balance of such Purchased Asset, and (y) the Market Value of such Purchased Asset;
(iv)if (x) an Initial Sequential Pay Trigger Event has occurred and is continuing but no Additional Sequential Pay Trigger Event or Event of Default has occurred and is continuing or (y) a failure of the ICR Test occurred on the immediately preceding ICR Test Date due to a determination by the Realisation Agent that an Initial Sequential Pay Trigger Event will occur prior to the immediately following Interest Payment Date or Principal Payment Date with respect to any of the Notes but no Additional Sequential Pay Trigger Event or Event of Default has occurred and is continuing and no Early Redemption Notice or Enforcement Notice has been delivered, then the aggregate amount calculated with respect to all Purchased Assets based on the following for each Purchased Asset: seventy percent (70%) multiplied by the lesser of (x) the unpaid principal balance of such Purchased Asset, and (y) the Market Value of such Purchased Asset; or

(v)if no Initial Sequential Pay Trigger Event, Additional Sequential Pay Trigger Event or Event of Default has occurred and is continuing and the ICR Test has been satisfied as of the immediately preceding ICR Test Date, then the Maximum Senior Funding Amount;
provided that the Target Senior Funding Amount shall be denominated in U.S. Dollars, and any amount calculated pursuant to clauses (i) through (iv) above denominated in an Applicable Currency other than U.S. Dollars shall be calculated under this definition based on the then-current equivalent of such amount based on the Spot Rate with respect to such Applicable Currency as of the date of determination.
“TARGET Settlement Day” shall have the meaning specified in the Master Definitions and Construction Module.
“Term SOFR” shall mean the forward-looking term rate based on the secured overnight financing rate.
“Termination Date” shall mean the later of (i) the date of the expiration of the Availability Period or (ii) such later date as may be in effect pursuant to Article 3(g).
“Title Insurer” shall mean, with respect to any U.S. Purchased Asset, a nationally recognized title insurance company qualified to do business in the jurisdiction where the applicable Mortgaged Property is located.
“Title Policy” shall mean, with respect to any U.S. Purchased Asset, an American Land Title Association (ALTA) lender’s title insurance policy or a comparable form of lender’s title insurance policy (or escrow instructions binding on the Title Insurer and irrevocably obligating the Title Insurer to issue such title insurance policy, a title policy commitment or pro-forma “marked up” at the origination of the related Purchased Asset and countersigned by the Title Insurer or its authorized agent) as adopted in the applicable jurisdiction and, if applicable, a mezzanine endorsement thereto.
“Transaction” shall mean a Transaction, as specified in Article 1.
“Transaction Documents” shall mean, collectively, this Agreement, any applicable Exhibits and Annexes to this Agreement, the Fee Letter, the Guaranty, the Custodial Agreement, the Servicing Agreement, each Redirection Letter, the Account Control Agreements, any Securities Account Control Agreement, the Equity Pledge Agreement, the Trustee Pledge Agreement, each Foreign Assignment Agreement, the UK Transaction Documents, the Silver General Security Deed, the Silver Specific Security Deed (Trust Units), the Silver Specific Security Deed (Trustee Shares), each Trust Receipt, all Confirmations and assignment documentation executed pursuant to this Agreement in connection with specific Transactions, and all other documents executed in connection with this Agreement or any Transaction.
“Transaction Exchange Date” shall have the meaning specified in the Master Definitions and Construction Module.
“Transaction Exchange Notice” shall have the meaning specified in the Master Definitions and Construction Module.
“Transfer Certificate” shall mean, with respect to a Foreign Purchased Asset, any form of transfer or substitution certificate or assignment agreement that is scheduled to the related loan agreement or other equivalent agreement for such Foreign Purchased Asset and that is used to effect the legal transfer or assignment of such Foreign Purchased Asset.

“Trust” shall have the meaning specified in Article 40.
“Trust Receipt” shall have the meaning specified in the Custodial Agreement.
“Trustee Pledge Agreement” shall mean that certain Pledge and Security Agreement dated as of the Closing Date, from Purchasers in favor of Common Issuer Security Agent.
“UCC” shall have the meaning specified in Article 7(b).
“UCC Filing Jurisdiction” shall mean, with respect to the Sellers and Pledgors (other than AUS Seller and AUS Pledgor), the State of Delaware, and, with respect to the AUS Seller, the District of Columbia.
“UK Pledgor” shall mean 345-40 Partners, LLC, a Delaware limited liability company.
“UK Purchaser” shall have the meaning assigned thereto in the introductory paragraph hereof.
“UK Seller” shall have the meaning assigned thereto in the introductory paragraph hereof.
“UK Transaction Documents” shall have the meaning given to the term “Transaction Documents” in the Master Definitions and Construction Module.
“Underwriting Issues” shall mean, with respect to any Purchased Asset as to which a Seller intends to request a Transaction, (i) all material information Known by such Seller after making reasonable inquiries and exercising reasonable care and diligence used by a prudent commercial real estate lender in determining whether to originate or acquire the Purchased Asset in question that would be considered a materially “negative” factor (either separately or in the aggregate with other information) or (ii) a material defect in loan documentation or closing deliveries (such as any absence of any material Purchased Asset Document(s)) Known by such Seller that a prudent commercial real estate lender in determining whether to originate or acquire the Purchased Asset in question.
“U.S. Dollars” and “$” shall mean freely transferable lawful money of the United States of America.
“U.S. Government Securities Business Day” shall mean, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association, or any successor thereto, recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Internal Revenue Code.
“U.S. Purchased Asset” shall mean any Purchased Asset secured directly or indirectly by Mortgaged Property located in the United States of America or any territory thereof and which is sold by the applicable Seller to the applicable Purchaser.
“U.S. Tax Compliance Certificate” shall have the meaning specified in Article 32(a).
“US Pledgor” shall mean 42-16 Partners, LLC, a Delaware limited liability company.

“US Purchaser” shall have the meaning assigned thereto in the introductory paragraph hereof.
“US Seller” shall have the meaning assigned thereto in the introductory paragraph hereof.
“Voluntary Purchase Price Reduction” shall have the meaning specified in Article 3(i).
“Wet Purchased Asset” shall mean an Eligible Asset which the related Seller is selling to the related Purchaser simultaneously with the origination thereof or any other Purchased Asset for which such Seller has delivered a Bailee Letter in accordance with the terms of the Custodial Agreement and, in each case, for which the Purchased Asset File has not been delivered to Custodian.
“Wilful Default” shall have the meaning specified in Article 40.
The terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender. All references to articles, schedules and exhibits are to articles, schedules and exhibits in or to this Agreement unless otherwise specified. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “include” or “including” shall mean without limitation by reason of enumeration. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles. References to “good faith” in this Agreement shall mean “honesty in fact in the conduct or transaction concerned”.
ARTICLE 3

INITIATION; CONFIRMATION; TERMINATION; EXTENSION
(a)Entry into Transactions. During the Availability Period, upon the satisfaction of all conditions set forth in Article 3(b) for the initial Transaction involving any Purchaser (and, with respect to Article 3(b)(iv), the initial Transaction entered into by any Purchaser with any Seller with respect to a Foreign Purchased Asset and any Applicable Currency) and Article 3(c) for each Transaction (including any initial Transaction), the related Eligible Asset shall be transferred to the related Purchaser against the transfer of the Purchase Price therefor on the Purchase Date specified in the related Confirmation by wire transfer of immediately available funds to the applicable Seller (or at the direction of such Seller to a Designated Funding Party), subject to Article 3(c)(ii)(A) below. Each Confirmation, together with this Agreement, shall be conclusive evidence of the terms of the Transaction covered thereby. In the event of any conflict between the terms of such Confirmation and the terms of this Agreement, such Confirmation shall prevail.
(b)Conditions Precedent to Initial Transaction. Each Purchaser’s agreement to enter into the initial Transaction involving such Purchaser (and (x) with respect to Article 3(b)(iv), the initial Transaction entered into by any Purchaser with any Seller with respect to a Foreign Purchased Asset and any Applicable Currency or (y) with respect to Article 3(b)(v), the initial Transaction entered into by any Purchaser with any Seller with respect to a Repack Security) is subject to the satisfaction (or waiver by each related Purchaser (with Most Senior Class Consent) in writing), immediately prior to or concurrently with the making of such Transaction, of the following conditions precedent to the satisfaction of each related Purchaser (with Most Senior Class Consent) in its sole and absolute discretion:

(i)Delivery of Documents. The following documents, shall have been delivered to Purchaser, Repurchase Agent and Realisation Agent:
(A)this Agreement, duly completed and executed by each of the parties hereto;
(B)the Fee Letter, duly completed and executed by each of the parties thereto;
(C)the Guaranty, duly completed and executed by each of the parties thereto;
(D)the Custodial Agreement, duly completed and executed by each of the parties thereto;
(E)the applicable Account Control Agreement, each duly completed and executed by each of the parties thereto;
(F)[reserved];
(G)the applicable Servicing Agreement, duly completed and executed by each of the parties thereto;
(H)the Equity Pledge Agreement, duty completed and executed by each of the parties thereto;
(I)the Silver General Security Deed duly completed and executed by each of the parties thereto;
(J)the Silver Specific Security Deed (Trustee Shares) duly completed and executed by each of the parties thereto;
(K)the Silver Specific Security Deed (Trust Units) duly completed and executed by each of the parties thereto;
(L)the Silver English Security Agreement duly completed and executed by each of the parties thereto;
(M)a blank transfer form from each of (1) Silver Holdco II, LLC in respect of all the units in the Silver Fin Sub Trust and (2) Silver Pledgor (Trustee Shares) in respect of all of the Trustee Shares and Trustee Units in Silver Fin, respectively;
(N)the certificate for each share in Silver Fin;
(O)the certificate for each unit the Silver Fin Sub Trust;
(P)any and all consents and waivers applicable to each Seller or to the Purchased Assets generally;
(Q)a power of attorney from US Seller and Gloss Seller substantially in the form of Exhibit IV-A hereto, a power of attorney from UK Seller substantially in the form of Exhibit IV-B hereto, a power of attorney from EUR Seller substantially in the form of Exhibit IV-C hereto, a power of attorney from

SEK Seller substantially in the form of Exhibit IV-D hereto, a power of attorney from AUS Seller substantially in the form of Exhibit IV-E hereto, in each case, duly completed and executed, provided that none of any Purchaser, Repurchase Agent or Realisation Agent shall utilize any such power of attorney unless a monetary Default, material non-monetary Default or an Event of Default has occurred and is continuing;
(R)a UCC financing statement for filing in the UCC Filing Jurisdiction of each Seller, naming the applicable Seller as “Debtor” and the applicable Purchaser as “Secured Party” and describing as “Collateral” “All assets of Seller, whether now owned or existing or hereafter acquired or arising and wheresoever located, and all proceeds and all products thereof” (the “Seller Financing Statement”);
(S)a UCC financing statement for filing in the UCC Filing Jurisdiction of each Pledgor (other than AUS Pledgor), naming the applicable Pledgor as “Debtor” and Purchasers as “Secured Party” and describing as “Collateral” all of the items set forth in the definition of Equity Pledged Collateral (the “Pledgor Financing Statements”);
(T)opinions of outside counsel to the Seller Parties in respect of the Seller Parties (other than any Australian Seller Party) in form and substance reasonably acceptable to Purchasers (including, but not limited to, those relating to corporate matters, enforceability, perfection under the UCC and, with respect to any Foreign Purchased Asset and consistent with market customs, the equivalent Requirements of Law under the relevant Non-U.S. jurisdiction (if applicable), applicability of the Investment Company Act of 1940, security interests and Bankruptcy Code safe harbors (including with respect to Mezzanine Loans, the status of such Mezzanine Loan as a credit enhancement for the related Mortgage Loan that is a Purchased Asset));
(U)for each Seller Party (other than any Australian Seller Party), a good standing certificate dated within thirty (30) calendar days prior to the Closing Date, certified true, correct and complete copies of organizational documents and certified true, correct and complete copies of resolutions (or similar authority documents) with respect to the execution, delivery and performance of the Transaction Documents and each other document to be delivered by such party from time to time in connection herewith;
(V)opinions of outside counsel to the AUS Purchaser in respect of each Australian Seller Party in form and substance reasonably acceptable to Purchasers (including, but not limited to, those relating to the enforceability of each Transaction Document governed by the laws of an Australian jurisdiction, and the capacity of, and execution by, each Australian Seller Party); and
(W)for each Australian Seller Party, a verification certificate dated on or about the date of this Agreement, attaching certified true, correct and complete copies of certificates of incorporation, corporate constitutions, trust deeds, extracts of board resolutions and (if applicable) trust resolutions and (if applicable) powers of attorney.
(ii)Reimbursement of Costs and Expenses. Sellers shall have paid, or reimbursed Purchasers, Repurchase Agent and Realisation Agent for all actual out-of-pocket costs and expenses, including but not limited to diligence expenses and the reasonable legal fees of outside counsel, incurred by such Person in connection with the development, preparation and execution of the Transaction Documents and any other documents prepared in connection herewith or therewith.
(iii)Know Your Customer and Sanctions Diligence. Purchasers, Repurchase Agent and Realisation Agent shall have completed its “Know Your Customer” and Sanctions diligence with respect to each Seller Party and the results of such diligence are acceptable to such Person in its sole and absolute discretion.
(iv)Foreign Purchased Assets. For any Seller, with respect to the initial Transaction entered into by any Purchaser with such Seller with respect to a Foreign Purchased Asset and any Applicable Currency, the following shall have been delivered to Purchasers, Repurchase Agent and Realisation Agent:
(A)all such documents and documentation as Purchasers, Repurchase Agent or Realisation Agent shall reasonably require for such Seller to grant and perfect in favor of the applicable Purchaser in the relevant non-U.S. jurisdiction a first priority security interest in such Foreign Purchased Asset and any future Foreign Purchased Assets denominated in the same Applicable Currency;
(B)a power of attorney from such Seller in form and substance satisfactory to Purchasers, Repurchase Agent and Realisation Agent which power of attorney shall be duly completed and executed in accordance with customary practices in the applicable non-U.S. jurisdiction in which the related Mortgaged Property securing such Foreign Purchased Asset is located, provided that none of Purchaser, Repurchase Agent or Realisation Agent shall not utilize such power of attorney unless an Event of Default has occurred and is continuing;
(C)an opinion of outside counsel to such Seller in form and substance reasonably acceptable to Purchasers, Repurchase Agent and Realisation Agent with respect to the perfection of Purchasers’ security interest in the relevant non-U.S. jurisdiction and consistent with market customs and such other matters as Purchasers, Repurchase Agent or Realisation Agent may reasonably request;
(D)evidence of the establishment by such Seller of the related Foreign Purchased Asset Collection Account in the Applicable Currency;
(E)an Account Control Agreement, duly completed and executed by each of the parties thereto, with respect to such Foreign Purchased Asset Collection Account; and
(F)all such other and further documents and documentation as Purchasers, Repurchase Agent or Realisation Agent in its discretion shall reasonably require (including, without limitation, a Foreign Assignment Agreement and such other closing documentation necessary to transfer such Foreign Purchased Asset to the applicable Purchaser).
(v)Repack Securities. For any Seller, with respect to the initial Transaction entered into by any Purchaser with such Seller with respect to a Repack Security, the following shall have been delivered to Purchasers, Repurchase Agent and Realisation Agent:
(A)all such documents and documentation as Purchasers, Repurchase Agent or Realisation Agent shall reasonably require for such Seller to grant and perfect in favor of the applicable Purchaser a first priority security interest in such Repack Security and any future Repack Securities;
(B)an opinion of outside counsel to such Seller in form and substance reasonably acceptable to Purchasers, Repurchase Agent and Realisation Agent with respect to the perfection of Purchasers’ security interest and consistent with market customs and such other matters as Purchasers, Repurchase Agent or Realisation Agent may reasonably request;
(C)if applicable, evidence of the establishment by such Seller of a Securities Account;
(D)if applicable, a Securities Account Control Agreement, duly completed and executed by each of the parties thereto, with respect to such Securities Account; and
(E)all such other and further documents and documentation as Purchasers, Repurchase Agent or Realisation Agent in its discretion shall reasonably require.
(a)Conditions Precedent to All Transactions. Each Purchaser’s agreement to enter into a Transaction (including the initial Transaction by such Purchaser) is subject to the satisfaction (or waiver by Purchasers (with Most Senior Class Consent) in writing) of the following further conditions precedent to the satisfaction of Purchasers, Repurchase Agent and Realisation Agent:
(i)Foreign Assignment Agreement. With respect to each Foreign Purchased Asset subject to such Transaction, the applicable Seller shall have delivered to Purchasers, Repurchase Agent and Realisation Agent a Foreign Assignment Agreement in such form as Realisation Agent may require in order to give effect to Article 7(a) in the relevant jurisdiction(s) applicable to the Foreign Purchased Asset.
(ii)Senior Funding Amount. Immediately after giving effect to the funding of the pending Transaction under the Class A Notes, the aggregate Senior Exposure in U.S. Dollars (with respect to any Senior Exposure on account of any Foreign Purchased Asset, based on the respective Purchase Date Spot Rate with respect to the Applicable Currency) shall not exceed an amount equal to the Maximum Senior Funding Amount and the Target Senior Funding Amount.
(iii)Transaction Request and Confirmation. The applicable Seller shall have:
(A)no less than thirty-five (35) days prior to the requested Purchase Date, delivered an Initial Funding Notice in accordance with the UK Transaction Documents;
(B)within a time prior to the proposed Purchase Date acceptable to Purchasers (with Most Senior Class Consent) delivered to the applicable Purchaser and Realisation Agent a completed draft confirmation substantially in the form of Exhibit II hereto (a “Confirmation”). The Confirmation shall be signed on or prior to the Purchase Date by a Responsible Officer of the applicable Seller; provided, however, that if, in any such Confirmation or other written instruction of such Seller directing the applicable Purchaser to transfer Purchase Price, such Seller requests that funds be sent to an account or recipient other than pursuant to the wire instructions of such Seller set forth on Annex I hereto, such

Confirmation or other written instruction must be signed by two (2) Responsible Officers of such Seller; provided, further, that none of any Purchaser or Realisation Agent shall have any duty to confirm that any such Confirmation has been signed by the requisite number of Responsible Officers of such Seller and shall not be liable to such Seller if it inadvertently acts on a Confirmation that has not been signed by the requisite number of Responsible Officers of such Seller or at all;
(C)with respect to each Eligible Asset subject to the pending Transaction, delivered to the applicable Purchaser and Realisation Agent the documents required pursuant to Exhibit VII hereto in accordance with the time frames set forth therein; and
(D)concurrently with the purchase of any Purchased Asset, paid the Pre-Purchase Legal/Due Diligence Review Fee with respect to each such Purchased Asset to Realisation Agent.
(i)Delivery to Custodian and Securities Intermediary. The applicable Seller shall have delivered (A) to Custodian, with respect to each Eligible Asset other than a Wet Purchased Asset, the related Purchased Asset File in accordance with the procedures and time frames set forth in the Custodial Agreement and (B) to the applicable Securities Account held by Securities Intermediary, any applicable Repack Security.
(ii)Bailee Trust Receipt. With respect to any Wet Purchased Asset, the related Bailee shall have issued to the applicable Purchaser and Realisation Agent a Bailee Trust Receipt.
(iii)Due Diligence Review. The applicable Purchaser, the Class A Noteholders and Realisation Agent shall have completed their due diligence investigation of the Eligible Assets subject to the pending Transaction and such other documents, records, agreements, instruments, mortgaged properties or information relating to such Eligible Assets and, in accordance with Article 28, each Seller Party, as such Person in its sole and absolute discretion deems appropriate to review and such review shall be satisfactory to such Person in its sole and absolute discretion (the “Pre-Purchase Due Diligence”) and the applicable Purchaser (with Most Senior Class Consent) has determined, in its sole and absolute discretion, to purchase any or all of the Eligible Assets proposed to be sold to such Purchaser by any Seller. The applicable Purchaser (with Most Senior Class Consent) shall inform the applicable Seller of its determination with respect to any such proposed Transaction solely in accordance with Exhibit VII hereto.
(iv)Countersigned Confirmation. Realisation Agent (on behalf of the applicable Purchaser) shall have delivered to the applicable Seller a countersigned copy of the related Confirmation described in clause (iii)(B) above.
(v)No Default. No Default or Event of Default shall have occurred and be continuing;
(vi)No Material Adverse Effect. No event shall have occurred and be continuing which has had a Material Adverse Effect.
(vii)Waiver of Exceptions. The applicable Purchaser (with Most Senior Class Consent) shall have waived in writing all exceptions in the related Requested Exceptions

Report, as evidenced by Realisation Agent’s (on behalf of the applicable Purchaser) execution, of the Confirmation to which such Requested Exceptions Report is attached.
(viii)Representations and Warranties. The representations and warranties made by Sellers in Article 10 (other than with respect to Due Diligence Representations relating to Purchased Assets not subject to the proposed Transaction and as disclosed in a Requested Exceptions Report approved in accordance with the terms hereof) shall be true, correct and complete on and as of the Purchase Date for the pending Transaction with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).
(ix)Servicing Agreement; Acknowledgement of Servicer. To the extent such Eligible Asset will be serviced pursuant to a new Servicing Agreement, such new Servicing Agreement, duly completed and executed by each of the parties thereto, shall have been delivered to Purchasers, Repurchase Agent and Realisation Agent. Purchasers, Repurchase Agent and Realisation Agent shall have received from Servicer a written acknowledgement that each Eligible Asset to be sold to the applicable Purchaser will be serviced in accordance with the applicable Servicing Agreement as of the related Purchase Date.
(x)No Margin Deficit Event. No Margin Deficit Event shall exist, either immediately prior to or after giving effect to the requested Transaction.
(xi)Receipt of Trust Receipt. With respect to any Eligible Asset other than a Wet Purchased Asset, the applicable Purchaser, Repurchase Agent and Realisation Agent shall have received from Custodian on each Purchase Date a Trust Receipt accompanied by an Asset Schedule and Exception Report (as defined in the Custodial Agreement) with respect to such Eligible Asset to be sold to such Purchaser, dated the Purchase Date, duly completed and with exceptions acceptable to the applicable Purchaser (with Most Senior Class Consent) in its sole discretion in respect of such Eligible Assets to be purchased hereunder on such Purchase Date.
(xii)Seller Release Letter. The applicable Purchaser shall have received from the applicable Seller a Release Letter covering each Eligible Asset to be sold to such Purchaser.
(xiii)Redirection Notice. The applicable Purchaser and Realisation Agent shall have received from the applicable Seller a copy of each related Redirection Letter(s) that such Seller shall send to the related Borrower(s) and Servicer within one (1) Business Day following the closing of such Transaction in accordance with Article 29(e).
(xiv)No Change in Law. The applicable Purchaser shall not have determined in good faith that the introduction of or a change in any Requirement of Law or in the interpretation or administration of any Requirement of Law has made it unlawful, and no Governmental Authority shall have asserted that it is unlawful, for the applicable Purchaser to enter into Transactions.
(xv)Security Interest. The applicable Seller shall have taken such other action as Realisation Agent shall have reasonably requested in order to transfer the Eligible Assets being transferred to Purchasers pursuant to this Agreement and to perfect all security interests granted under this Agreement or any other Transaction Document in favor of Purchasers as secured party under the UCC, or with respect to any Foreign

Purchased Asset, the equivalent Requirement of Law under the relevant non-U.S. jurisdiction (to the extent applicable), with respect to such Eligible Assets.
(xvi)Availability Period. The related Purchase Date occurs during the Availability Period.
(xvii)Know Your Customer and Sanctions Diligence. The applicable Seller shall have completed its “Know Your Customer” and Sanctions diligence with respect to the related Borrower, guarantor and related parties and the results of such diligence are acceptable to each Purchaser, Repurchase Agent and Realisation Agent, as applicable, in its sole and absolute discretion.
(xviii)True Sale. If such Purchased Asset is obtained by the applicable Seller from any Affiliate of such Seller, then such Seller shall deliver to the applicable Purchaser, Repurchase Agent and Realisation Agent a true sale opinion from outside counsel in form and substance reasonably acceptable to such Person with respect to the transfer of such Purchased Asset to such Seller from such Affiliate and, to the extent such prior transfers were evidenced by a New York law governed assignment agreement, with respect to any transfers between Affiliates of Seller prior thereto.
(xix)Further Assurances. Purchasers, Repurchase Agent and Realisation Agent shall have received all such other and further documents, documentation and legal opinions (including, without limitation, opinions regarding the perfection of the applicable Purchaser’s security interests and tax matters) consistent with market customs as such Person shall have reasonably required; including, without limitation, any information reasonably required by Repurchase Agent or Realisation Agent in connection with Securities Financing Transactions Regulation reporting for any Purchased Assets.
(xx)Payment of Funding Fee. Purchaser shall have received payment from the related Seller of the applicable Funding Fee then due in respect of such Purchased Asset.
(xxi)Funding Under Notes. Each Noteholder (including, without limitation, holder of a Class B Note) has funded its respective share of the pending Transaction in accordance with the UK Transaction Documents.
(xxii)Reimbursement of Costs and Expenses. The applicable Seller shall have paid, or reimbursed Purchasers, Repurchase Agent and Realisation Agent for, all out-of-pocket costs and expenses, including but not limited to due diligence expenses and reasonable legal fees of outside counsel, actually incurred by such Person in connection with the on-boarding and due-diligence review of such Purchased Asset.
(xxiii)Payment of Purchased Asset Specific Fee. Purchaser shall have received payment from the related seller of any applicable Purchased Asset Specific Fee then due in respect of such Purchased Asset.
(b)Early Repurchase. The applicable Seller shall be entitled to terminate a Transaction on demand and repurchase the Purchased Asset subject to such Transaction on any Business Day prior to the Repurchase Date (an “Early Repurchase Date”); provided, however, that:
(iv)no later than three (3) Business Days prior to such Early Repurchase Date, such Seller notifies the applicable Purchaser and Realisation Agent in writing of its intent to terminate such Transaction and repurchase such Purchased Asset, setting forth the

Early Repurchase Date and identifying with particularity the Purchased Asset to be repurchased on such Early Repurchase Date;
(v)no Default or Event of Default shall have occurred and be continuing both as of the date notice is delivered pursuant to Article 3(d)(i) above and as of the applicable Early Repurchase Date, unless, in the case of a Default for which an Event of Default has not yet occurred, such Default is cured by such repurchase;
(vi)on such Early Repurchase Date, such Seller pays (in the Applicable Currency of such Purchased Asset) to the applicable Purchaser an amount equal to the Repurchase Price (including, but not limited to, any applicable Breakage Costs and Exit Fees) for the applicable Purchased Asset and any other amounts payable under this Agreement (collectively, “Early Repurchase Amounts”) against transfer to such Seller or its designated agent of such Purchased Asset;
(vii)any Margin Deficit Event then existing is cured contemporaneously with such early repurchase (including, without limitation, by repurchasing the applicable Purchased Asset pursuant to this Article 3(d)); and
(viii)no Initial Sequential Pay Trigger Event or Additional Sequential Pay Trigger Event shall have occurred and be continuing, unless on such Early Repurchase Date, the applicable Purchaser(s) receive an amount equal to the greater of (a) the actual Repurchase Price of such Purchased Asset and (b) the lesser of (x) the unpaid principal balance of such Purchased Asset and (y) such amount which results in the Initial Turbo Amount (in respect of an Initial Sequential Pay Trigger Event) or the Additional Turbo Amount (in respect of an Additional Sequential Pay Trigger Event) being zero immediately following such repurchase.
(c)Repurchase on the Repurchase Date. On the Repurchase Date (including any Early Repurchase Date, so long as the conditions set forth in Article 3(d) are satisfied) for any Transaction, termination of the Transaction will be effected by transfer to the applicable Seller (or such Seller’s designee) of the Purchased Assets being repurchased along with any Income in respect thereof received by the applicable Purchaser (and not previously credited or transferred to, or applied to the obligations of, such Seller pursuant to Article 5) against the simultaneous transfer of the Repurchase Price (in the Applicable Currency of the related Purchased Asset) for such Purchased Asset to an account of the applicable Purchaser; provided that, the applicable Purchaser shall have no obligation to permit such Seller to repurchase individual Purchased Assets if (i) an Initial Sequential Pay Trigger Event or an Additional Sequential Pay Trigger Event shall have occurred and be continuing, unless on such Repurchase Date the applicable Purchaser(s) receive an amount equal to the greater of (a) the actual Repurchase Price of such Purchased Asset and (b) the lesser of (x) the unpaid principal balance of such Purchased Asset and (y) such amount which results in the Initial Turbo Amount (in respect of an Initial Sequential Pay Trigger Event) or the Additional Turbo Amount (in respect of an Additional Sequential Pay Trigger Event) being zero immediately following such repurchase or (ii) an Event of Default shall have occurred and be continuing unless, so long as the applicable Purchaser has not enforced remedies hereunder, such Purchased Asset is repaid in full (with respect to any Mezzanine Loan, such repayment shall include the Mezzanine Loan and the related Mortgage Loan) by the Borrower thereunder and the applicable Purchaser receives for application in accordance with Article 5(e) an amount equal to the greater of (i) the Repurchase Price (in the Applicable Currency of the related Purchased Asset) of such Purchased Asset and (ii) one hundred percent (100%) of such Principal Payment. Promptly following such Repurchase Date for a Purchased Asset and satisfaction of the conditions in the preceding sentence, and so long as no Event of Default shall have occurred and be continuing (except as set forth in the immediately preceding sentence), the applicable Purchaser’s right, title and interest in such Purchased Asset and the related Collateral shall automatically terminate in accordance with Article 7(b). Subject to the foregoing, upon the payment in full of any Purchased Asset by the Borrower thereunder, the Repurchase Date of such Purchased Asset shall be deemed to have occurred on the date on which the Repurchase Price (in the Applicable Currency of the related Purchased Asset) therefor and any additional amounts required hereunder, are received by the applicable Purchaser for application in accordance with Article 5.
(d)Availability Period Extensions. (i) Provided that all of the extension conditions listed in clause (ii) below (collectively, the “Availability Period Extension Conditions”) shall have been satisfied, Realisation Agent may agree to extend the then-current Availability Period (each, a “Current Availability Period”) for a period, in each case, not to exceed one (1) year from the expiration date of the Current Availability Period (each, an “Availability Period Extension”); provided that, if Realisation Agent does not approve such extension in writing within fifteen (15) days after the date of such written request by Sellers, such extension shall be deemed disapproved. Realisation Agent may approve or disapprove any request for an Availability Period Extension in its sole and absolute discretion.
(vi)For purposes of this Article 3(f), the Availability Period Extension Conditions shall be deemed to have been satisfied if:
(A)Sellers shall have delivered to Purchasers, Repurchase Agent and Realisation Agent written notice of its request to extend the Current Availability Period at least thirty (30) days, but not more than one hundred twenty (120) days, prior to the expiration of the Current Availability Period and Realisation Agent shall have approved such extension in writing;
(B)no Material Adverse Effect, Margin Deficit Event, Default or Event of Default shall have occurred and be continuing as of the expiration of the Current Availability Period; and
(C)excluding any Due Diligence Representations and as disclosed in a Requested Exceptions Report approved in accordance with the terms hereof, all representations and warranties made by any Seller Party in the Transaction Documents, shall be true, correct, complete and accurate as of the expiration of the Current Availability Period.
(c)Post-Availability Period Extensions. (i) In the event that Realisation Agent does not agree to extend the Current Availability Period after Sellers’ request in accordance with Article 3(f), provided that all of the extension conditions listed in clause (ii) below (collectively, the “Post-Availability Period Extension Conditions”) shall have been satisfied, the then-current Termination Date (each, a “Current Termination Date”) shall be extended by one (1) year from the Current Termination Date. Notwithstanding anything to the contrary herein, in no event shall the Termination Date be extended more than four (4) times pursuant to this Article 3(g).
(i)For purposes of this Article 3(g), the Post-Availability Period Extension Conditions shall be deemed to have been satisfied if:
(A)Sellers shall have delivered to Purchasers, Repurchase Agent and Realisation Agent written notice of its request to extend the Current Termination Date at least fifteen (15) days prior to the Current Termination Date;
(B)no Margin Deficit Event or Event of Default shall have occurred and be continuing as of the Current Termination Date; and

(C)excluding any Due Diligence Representations and as disclosed in a Requested Exceptions Report approved in accordance with the terms hereof, all representations and warranties made by any Seller Party in the Transaction Documents, shall be true, correct, complete and accurate as of the Current Termination Date.
(e)Future Advances. (i) In connection with the making of a Future Advance under a Future Advance Purchased Asset, the applicable Seller may request an increase of the Purchase Price of such Future Advance Purchased Asset (in the Applicable Currency of such Future Advance Purchased Asset). The applicable Purchaser (with Most Senior Class Consent) may approve or disapprove an increase in the Purchase Price with respect to any Future Advance that is not an Approved Future Advance in such Purchaser’s (with Most Senior Class Consent) sole and absolute discretion and subject to the payment of a Funding Fee on the amount of such increase of the Purchase Price.
(i)With respect to any Approved Future Advance and any other Future Advance with respect to which the applicable Purchaser (with Most Senior Class Consent) shall have approved a Purchase Price increase in accordance with clause (i) above, the applicable Purchaser’s funding of such increase shall be subject to the satisfaction of the following conditions:
(A)at least ten (10) Business Days prior to the requested Purchase Price increase date, the applicable Seller shall have requested such increase in writing and delivered to the applicable Purchaser, Repurchase Agent and Realisation Agent which may be in the form of a draft amended and restated Confirmation for the applicable Transaction described in subclause (D) below, and delivered to the applicable Purchaser:
(1)    copies of all documentation submitted by Borrower in connection with the applicable Future Advance, and
(2)    evidence that all conditions precedent to such Future Advance under the related Purchased Asset Documents have been satisfied or will be satisfied as of the date of the related funding (or, if any conditions will not be satisfied, have been specifically identified to the applicable Purchaser and Realisation Agent in writing in the related Confirmation and waived by the applicable Purchaser (with Most Senior Class Consent) in writing);
(B)the amount of the requested Purchase Price increase is at least $250,000 (with respect to any Foreign Purchased Asset, the then-current equivalent of such amount based on the Spot Rate with respect to the Applicable Currency of such Foreign Purchased Asset as of the date of determination);
(C)the applicable Purchaser (with Most Senior Class Consent) shall have determined to its reasonable satisfaction that (1) there is no monetary or material non-monetary default then existing under such Purchased Asset, (2) all conditions precedent to such Future Advance under the related Purchased Asset Documents have been satisfied (or waived by the related Seller with the written approval of the applicable Purchaser) and (3) any additional conditions imposed by the applicable Purchaser (with Most Senior Class Consent) with respect to such Future Advance, as specified in the related Confirmation on the Purchase Date with respect to Approved Future Advances or on the date of approval thereof with respect to any Future Advance approved by the applicable Purchaser (with

Most Senior Class Consent) after the Purchase Date in accordance with the terms hereof, have been duly satisfied;
(D)delivery by the applicable Seller to the applicable Purchaser and Realisation Agent of an amended and restated Confirmation for the applicable Transaction which reflects the increase in the Purchase Price signed by a Responsible Officer of such Seller (subject to the provisos to Article 3(c)(iii)(B) hereof; provided, however, that none of the applicable Purchaser or Realisation Agent shall have any duty to confirm that any such Confirmation has been signed by the requisite number of Responsible Officers of such Seller and shall not be liable to such Seller if it inadvertently acts on a Confirmation that has not been signed by the requisite number of Responsible Officers of such Seller or at all);
(E)immediately after giving effect to the requested Purchase Price increase, the outstanding Purchase Price of such Purchased Asset shall not exceed the updated Maximum Purchase Price of such Purchased Asset set forth on the related amended and restated Confirmation and the Senior Exposure with respect to such Purchased Asset shall not exceed the updated Maximum Senior Exposure with respect to such Purchased Asset set forth on the related amended and restated Confirmation;
(F)immediately after giving effect to the funding of the requested Purchase Price increase under the Class A Notes, the aggregate Senior Exposure in U.S. Dollars (with respect to any Senior Exposure on account of any Foreign Purchased Asset, based on the respective Purchase Date Spot Rate with respect to the Applicable Currency) shall not exceed an amount equal to the Maximum Senior Funding Amount and the Target Senior Funding Amount;
(G)no Default or Event of Default shall have occurred and be continuing as of the related Purchase Price increase date;
(H)no Margin Deficit Event shall exist immediately prior to or after giving effect to the requested Purchase Price increase;
(I)excluding any Due Diligence Representations and as disclosed in a Requested Exceptions Report approved in accordance with the terms hereof, all representations and warranties made by any Seller Party in the Transaction Documents shall be true, correct and complete on and as of the related Purchase Price increase date with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);
(J)on or prior to the related Purchase Price increase date, the applicable Purchaser and Realisation Agent shall have received a written certification by the related Seller stating that all conditions precedent to the funding of such Future Advance under the related Purchased Asset Documents have been satisfied (which may be made via a representation in the amended and restated Confirmation for the applicable Transaction described in subclause (D) above);
(K)the applicable Seller shall have delivered to the applicable Purchaser, Repurchase Agent and Realisation Agent such other information and documentation (including, without limitation, either an updated title policy or an appropriate date-down endorsement) as such Person may reasonably request; and

(L)each Noteholder (including, without limitation, holder of a Class B Note) has funded its respective share of the related Purchase Price increase in accordance with the UK Transaction Documents;
(M)to the extent additional security is required with respect to a Purchased Asset, such security required under applicable law to maintain perfection of Purchaser’s security interest granted hereunder is given in favor of the applicable Purchaser as of the related Purchase Price increase date; and
(N)the applicable Purchaser shall have received payment from the applicable Seller of any applicable Funding Fee and any applicable Purchased Asset Specific Fee then due in respect of such Purchase Price increase.
(vii)Upon the satisfaction (or waiver by the applicable Purchaser in writing) of all conditions set forth in Article 3(h)(ii), the applicable Purchaser shall transfer the amount of the Purchase Price increase (in the Applicable Currency of such Future Advance Purchased Asset) evidenced by such amended and restated Confirmation to an account of the related Seller or, if such increase is being funded on the same day as the Future Advance is being made to the related Borrower, directly to Borrower, Servicer or any title company, settlement agent or other Person, as directed by such Seller in such amended and restated Confirmation or otherwise in writing agreed to by Realisation Agent (on behalf of the applicable Purchaser) and the applicable Seller; provided that the applicable Seller shall give notice of such Purchase Price increase to Servicer.
(f)Voluntary Purchase Price Reduction. Any Seller may from time to time, upon one (1) Business Day’s prior written notice to the applicable Purchaser, Repurchase Agent and Realisation Agent and Common Issuer Facility Agent, transfer cash (in the Applicable Currency for the applicable Purchased Asset(s)) to the applicable Purchaser in an amount not exceeding the outstanding Senior Exposure on that Purchased Asset to be applied in reduction of the outstanding Purchase Price with respect to one or more Purchased Assets as such Seller may direct (each such transfer, a “Voluntary Purchase Price Reduction”). The related Seller shall pay any applicable Breakage Costs in connection with any such reduction of the outstanding Purchase Price.
(g)Margin Excess. From time to time prior to the Cash Flow Trigger Date, but not more frequently than six (6) times during any calendar quarter in the aggregate (provided Margin Excess can be drawn in respect of more than one Purchased Asset on each of such six (6) occasions), to the extent that any Margin Excess exists with respect to one or more Purchased Assets, the applicable Seller may from time to time request that the applicable Purchaser transfer cash (in the Applicable Currency of the related Purchased Asset) to such Seller (or at the direction of such Seller to a Designated Funding Party) (resulting in a corresponding increase in the outstanding Purchase Price of the applicable Purchased Asset(s)) in an amount not to exceed such Margin Excess, which amount shall be transferred by the applicable Purchaser to such Seller within one (1) Business Day following such Seller’s written request (provided Seller shall endeavor in good faith to make such request at least five (5) Business Days in advance of the requested Margin Excess funding date), subject to the satisfaction of the following conditions:
(ii)the amount of the requested Purchase Price increase is at least $250,000 (with amounts requested with respect to any Foreign Purchased Asset, the then-current equivalent of such amount based on the Spot Rate with respect to the Applicable Currency of such Foreign Purchased Asset as of the date of determination);
(iii)if requested by the applicable Purchaser, delivery by the applicable Seller to such Purchaser and Realisation Agent of an amended and restated Confirmation for the applicable Transaction which reflects the increase in the Purchase Price signed by a Responsible Officer of such Seller (subject to the provisos to Article 3(c)(iii)(B) hereof; provided, however, that none of the applicable Purchaser or Realisation Agent shall have any duty to confirm that any such Confirmation has been signed by the requisite number of Responsible Officers of such Seller and shall not be liable to such Seller if it inadvertently acts on a Confirmation that has not been signed by the requisite number of Responsible Officers of such Seller or at all);
(iv)immediately after giving effect to the requested Purchase Price increase, the outstanding Purchase Price of such Purchased Asset shall not exceed the Maximum Purchase Price of such Purchased Asset and the Senior Exposure with respect to such Purchased Asset shall not exceed the Maximum Senior Exposure with respect to such Purchased Asset;
(v)immediately after giving effect to the funding of the requested Purchase Price increase under the Class A Notes, the aggregate Senior Exposure in U.S. Dollars (with respect to any Senior Exposure on account of any Foreign Purchased Asset, based on the respective Purchase Date Spot Rate with respect to the Applicable Currency) shall not exceed an amount equal to the Maximum Senior Funding Amount and the Target Senior Funding Amount;
(vi)no Default or Event of Default shall have occurred and be continuing as of the related Purchase Price increase date;
(vii)no Margin Deficit Event shall exist immediately prior to or after giving effect to the requested Purchase Price increase;
(viii)excluding any Due Diligence Representations and as disclosed in a Requested Exceptions Report approved in accordance with the terms hereof, all representations and warranties made by any Seller Party in the Transaction Documents shall be true, correct and complete on and as of the related Purchase Price increase date with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);
(ix)each Noteholder (including, without limitation, holder of a Class B Note) has funded its respective share of the related Purchase Price increase in accordance with the UK Transaction Documents; and
(x)to the extent additional security is required with respect to a Purchased Asset, such security required under applicable law to maintain perfection of Purchaser’s security interest granted hereunder is given in favor of the applicable Purchaser as of the related Purchase Price increase date.
ARTICLE 4

MARGIN MAINTENANCE
(a)Realisation Agent may, at its option in its sole and absolute discretion, re-determine the Market Value for any Purchased Asset in accordance with definition of Market Value. If there exists a Margin Deficit Event with respect to any Purchased Asset, Realisation Agent may, by notice to Sellers with a simultaneous copy to Common Issuer Facility Agent substantially in the form of Exhibit VIII hereto (a “Margin Call”), require Sellers to (at Sellers’ election with written notice of such election to Purchasers, Repurchase Agent, Realisation Agent and Common Issuer Facility Agent) (i) make a cash payment (in the Applicable Currency of the related Purchased Asset) to Purchaser and/or apply Margin Excess from other Purchased Assets (in the Applicable Currency of the related Purchased Asset), in each case in reduction of the outstanding Purchase Price of such Purchased Asset so that after giving effect to such payment or applications, no Margin Deficit shall exist or be deemed to exist with respect to such Purchased Asset or (ii) repurchase such Purchased Asset, in either case within the time period set forth in clause (b) below.
(b)If a Margin Call is given by Realisation Agent under Article 4(a) on any Business Day at or prior to 12:00 noon (New York City time or, with respect to a Foreign Purchased Asset, London time), the applicable Seller shall cure the related Margin Deficit as provided in Article 4(a) by no later than 5:00 p.m. (New York City time or, with respect to a Foreign Purchased Asset, London time) on the next succeeding Business Day. For the avoidance of doubt, if a Margin Call is given by Realisation Agent under Article 4(a) on any Business Day after 12:00 noon (New York City time or, with respect to a Foreign Purchased Asset, London time), such Margin Call shall be considered given prior to such time on the immediately following Business Day.
(c)The failure or delay by Realisation Agent, on any one or more occasions, to exercise its rights under this Article 4 shall not change or alter the terms and conditions or limit or waive the right of Realisation Agent to do so at a later date or in any way create additional rights for any Seller.
(d)For the avoidance of doubt, with respect to this Article 4, any such payments and/or reductions shall be made by the applicable Seller in the Applicable Currency of the related Purchased Asset with respect to which such Margin Deficit exists.
ARTICLE 5

PAYMENTS; ACCOUNTS
(d)Unless otherwise provided herein or mutually agreed in writing, all transfers of funds to be made by a Seller hereunder shall be made in the Applicable Currency with respect to each related Purchased Asset, in immediately available funds, without deduction, set-off or counterclaim.
(e)All payments required to be made directly to:
(i)a CIFA Account shall be made in accordance with the applicable wiring instructions set forth on Annex II (or such other wire instructions provided by Repurchase Agent (so long as no Event of Default has occurred and is continuing) or Realisation Agent to Sellers (with copy to Realisation Agent in case of any such notice from Repurchase Agent) in writing);
(ii)a Purchaser shall be made as follows:
(A)with respect to any Transaction with AUS Purchaser, any amounts:
(1)on account of Purchase Price Differential, to the AUS Purchaser Account;
(2)representing the annual Funding Fee set forth in clause (b) of the definition thereof, to the AUS Purchaser Account;

(3)representing any Purchased Asset Specific Fee received by the AUS Purchaser, to the AUS Purchaser Account;
(4)representing any Exit Fee received by the AUS Purchaser, to the AUS Purchaser Account; and
(5)representing payments made by Guarantor in respect of any amounts described in the immediately preceding clauses (1) through (4), to the AUS Purchaser Account; or
(A)other than amounts with respect to any Transaction with AUS Purchaser described in the immediately preceding clause (A):
(6)so long as no Event of Default has occurred and is continuing and no Early Redemption Notice or Enforcement Notice has been served, to the applicable CIFA Account;
(7)if an Event of Default is continuing, so long as no Early Redemption Notice or Enforcement Notice has been served, to the applicable CIFA Account;
(8)if an Event of Default is continuing and an Early Redemption Notice has been served, so long as no Enforcement Notice has been served, to the applicable CIFA Account or otherwise as Realisation Agent shall direct in writing; or
(9)if an Event of Default is continuing and an Enforcement Notice has been served, to the applicable CIFA Account or otherwise as Common Issuer Security Agent shall direct in writing;
in each case, not later than 2:00 p.m. (New York City time) (or such other time set forth herein with respect to such payment), on the date on which such payment shall become due (and each such payment made after such time shall be deemed to have been made on the next succeeding Business Day).
(a)On or before the Closing Date, Sellers (other than Gloss Seller) shall establish (i) a segregated interest bearing deposit account denominated in U.S. Dollars (the “US Collection Account”) in the name of US Seller for the benefit of Purchasers at Account Bank, (ii) a segregated interest bearing deposit account denominated in Pounds Sterling (the “UK Collection Account”) in the name of UK Seller for the benefit of Purchasers at Account Bank and (iii) a segregated interest bearing deposit account denominated in Euros (the “EUR Collection Account”), (iv) a segregated interest bearing deposit account denominated in Swedish Krona (the “SEK Collection Account”) in the name of (or on behalf of) SEK Seller for the benefit of Purchasers at Account Bank and (v) a segregated interest bearing deposit account denominated in Australian Dollars (the “AUS Collection Account” and, together with the US Collection Account, the UK Collection Account, the EUR Collection Account, the SEK Collection Account and any other Foreign Purchased Asset Collection Account, the “Collection Accounts”) in the name of (or on behalf of) AUS Seller for the benefit of Purchasers at Account Bank. Each Collection Account shall be subject to the Account Control Agreement in favor of Purchasers.
Each Securities Account, to the extent required to be established hereunder, shall be subject to the Securities Account Control Agreement in favor of Purchasers.

(b)Each Seller shall cause Servicer or Securities Intermediary, as applicable, to promptly remit, and in any event no later than two (2) Business Days after receipt thereof, all Income in respect of the Purchased Assets directly into the applicable Collection Account maintained by such Seller (or, with respect to Gloss Seller, into the EUR Collection Account). In furtherance of the foregoing, Sellers shall cause each Servicer to execute and deliver a Redirection Letter in accordance with Article 29(e). If any Seller Party or any Affiliate thereof shall receive any Income with respect to a Purchased Asset other than in accordance with the Transaction Documents, such party shall (and the applicable Seller shall cause such party to) promptly (and in any case within one (1) Business Day after receipt thereof) remit such amounts directly into the applicable Collection Account. Amounts in the Collection Accounts shall be remitted by Account Bank in accordance with the provisions of Articles 5(e).
(c)Account Bank shall, on each Remittance Date (or, with respect to any Principal Payments received by Account Bank, within two (2) Business Days after receipt thereof) remit all amounts on deposit in each Collection Account or the Securities Account, as applicable, to the applicable Purchaser to be applied by or on behalf of Purchasers to amounts owed to Purchasers hereunder.
(d)With respect to each Transaction, (i) all accrued and unpaid Purchase Price Differential shall be due and payable by the related Seller to the related Purchaser on each Remittance Date; and (ii) all Funding Fees shall be due and payable by the related Seller to the related Purchaser in accordance with the definition thereof.
(e)To the extent any Principal Payment is received for any Purchased Asset, the full amount of such Principal Payment shall be due and payable by the related Seller to the related Purchaser (x) with respect to any U.S. Purchased Asset, within two (2) Business Days and (y) with respect to any Foreign Purchased Asset, within three (3) Business Days, in each case after receipt of such Principal Payment by Seller or by Servicer on its behalf, such amount to be applied to reduce the outstanding Purchase Price of the related Purchased Asset. Any remittance requests or notices to Servicer relating to Principal Payments shall be copied to the related Purchaser, Repurchase Agent, Realisation Agent and Common Issuer Facility Agent.
(f)If as of any Remittance Date, an Event of Default, an Additional Sequential Pay Trigger Event or a Cash Flow Trigger Date has occurred and is continuing or a Final Maturity Date has occurred, then on such Remittance Date, the aggregate Amortisation Amounts with respect to all Purchased Assets remaining after payment of all other amounts that are due and owing to Purchasers under the Transactions Documents (including, for the avoidance of doubt, pursuant to Article 5(g) above) shall be applied in following order (subject, in each case, provided no Event of Default has occurred and is continuing, to such Seller’s right, upon request to Purchaser, to retain Income in an amount if any, required by applicable law to be distributed in order for Guarantor to maintain its status as a REIT, provided that Guarantor will be required to exhaust all other sources of cash flow and income, whether in the form of equity or debt, then available for distribution prior to retaining such excess Income, and provided, further, that Guarantor shall deliver to Purchasers a certificate containing all information and calculations reasonably necessary to support any request of a Seller to retain such Income in accordance with the foregoing):
(iii)First, Amortisation Amounts with respect to any Purchased Asset shall be applied to reduce the outstanding Repurchase Price of such Purchased Asset until the outstanding Repurchase Price thereof is reduced to zero;
(iv)Second, Amortisation Amounts denominated in any Applicable Currency shall be applied to reduce the outstanding Repurchase Prices for all Purchased Assets denominated in the same Applicable Currency on a pro rata basis based on outstanding Repurchase Price.
(v)Third, any remaining Amortisation Amounts shall be applied to reduce the Repurchase Prices of all the Purchased Assets on a pro rata basis based on the outstanding Repurchase Price.
(f)All remittances by Account Bank or Securities Intermediary, as applicable, shall be made (i) so long as no Event of Default shall have occurred and be continuing, in accordance with instructions that conform to the requirements of this Agreement received from Repurchase Agent and (ii) during the continuance of an Event of Default, in accordance with instructions received from Realisation Agent.
(g)For the avoidance of doubt, Purchasers, Repurchase Agent, Realisation Agent, Common Issuer Facility Agent and Common Issuer Security Agent shall be entitled to convert monies received from or on behalf of Sellers from one Applicable Currency to another Applicable Currency (or direct any Account Bank or Securities Intermediary to do so) in connection with any application thereof by it pursuant to the Transaction Documents to the extent that any Repurchase Obligation is in an Applicable Currency other than the Applicable Currency of the monies received from or on behalf of Sellers.
(h)Any amounts paid toward the Repurchase Price for any Purchased Asset shall be applied by Repurchase Agent (so long as no Event of Default has occurred and is continuing) or Realisation Agent (during the continuance of an Event of Default) to any items constituting the Repurchase Price thereof in such order of priority as such Person shall determine in its sole and absolute discretion.
ARTICLE 6

REQUIREMENTS OF LAW; BENCHMARK REPLACEMENT
(a)Requirements of Law. (i) Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Purchaser (A) to enter into Transactions as contemplated by the Transaction Documents, then any commitment of such Purchaser(s) hereunder to enter into any Transaction shall forthwith be canceled, (B) to maintain or continue any Transaction (including, without limitation, as a result of the then-applicable Pricing Rate for such Transaction) and any such Purchaser does not have any means of complying with Requirements of Law other than to terminate such Transaction after exercising commercially reasonable efforts to comply with such Requirements of Law without having to terminate such Transaction, then a Repurchase Date for such Transaction shall occur on the later to occur of (x) the date that is ten (10) Business Days after delivery of written notice thereof from the applicable Purchaser(s) to Sellers and (y) the next Remittance Date, or on such earlier date as may be required by law, or (C) [reserved]. If any such conversion of a Transaction occurs on a day that is not the last day of the then current Pricing Rate Period with respect to such Transaction, the related Seller shall pay to the related Purchaser any applicable Breakage Costs. In exercising its rights under this Article 6(a)(i), each such Purchaser shall exercise its rights and remedies in a manner which is consistent with other similar agreements with other similarly situated counterparties covered by the same group within such Purchaser. In addition, the applicable Purchaser(s) will provide Sellers with notice promptly after any such determination under this Article 6(a)(i) is made.
(i)If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof by any Governmental Authority or compliance by any Purchaser with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority having jurisdiction over such Purchaser made subsequent to the date hereof:
(A)shall subject any Purchaser to any tax with respect to the Transaction Documents, any Purchased Asset or any Transaction (other than (x) Indemnified Taxes and (y) Excluded Taxes);
(B)shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of any Purchaser that is not otherwise included in the determination of the benchmark hereunder; or
(C)shall impose on any Purchaser any other condition (excluding, for the avoidance of doubt, any tax);
and the result of any of the foregoing is to increase the cost to any Purchaser, by an amount that such Purchaser deems, in the exercise of its reasonable business judgment, to be material, of entering into, continuing or maintaining Transactions or to reduce in any material respect any amount receivable under the Transaction Documents in respect thereof; then, in any such case, the related Seller shall promptly after receipt of written notice thereof from the related Purchaser pay such Purchaser any additional amounts necessary to compensate such Purchaser for such increased cost or reduced amount receivable in the Applicable Currency of such increased cost or reduced amount. In exercising its rights under this Article 6(a)(ii), each such Purchaser shall exercise its rights and remedies in a manner which is consistent with other similar agreements with other similarly situated counterparties covered by the same group within such Purchaser. In addition, each such Purchaser will provide Sellers with notice as soon as practical of any demand for any additional amounts payable by Sellers under this Article 6(a)(ii). Such notification as to the calculation of any additional amounts payable pursuant to this subsection shall be submitted by each such Purchaser to Sellers and shall be conclusive evidence of such additional amounts absent manifest error. This covenant shall survive the termination of this Agreement and the repurchase by Sellers of any or all of the Purchased Assets.
(ii)If any Purchaser shall have reasonably determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Purchaser or any corporation controlling such Purchaser with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof has, or will have, the effect of reducing the rate of return on such Purchaser’s or such corporation’s capital as a consequence of its obligations hereunder to a level below that which such Purchaser or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Purchaser’s or such corporation’s policies with respect to capital adequacy) by an amount deemed by such Purchaser in the exercise of its reasonable business judgment, to be material, then from time to time, after submission by such Purchaser to Sellers of a written request therefor, Sellers shall pay to such Purchaser such additional amount or amounts as will compensate such Purchaser for such reduction. In exercising its rights under this Article 6(a)(iii), each such Purchaser shall exercise its rights and remedies in a manner which is consistent with other similar agreements with other similarly situated counterparties covered by the same group within such Purchaser. In addition, each such Purchaser will provide Sellers with notice as soon as practical of any demand for any additional amounts payable by Sellers under this Article 6(a)(iii). Such notification as to the calculation of any additional amounts payable pursuant to this subsection shall be submitted by the applicable Purchaser to Sellers and shall be conclusive evidence of such additional amounts absent manifest error. With respect to any amount payable by such Purchaser under this Article 6(a)(iii), this covenant shall survive for a period of twelve (12) months from the date of the incurrence of such increased costs or reduced amount receivable and Sellers shall have no further obligation hereunder with respect to such increased costs or reduced amount.
(e)Benchmark Replacement. (i) Notwithstanding anything to the contrary herein or in any other Transaction Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred in respect of any determination of the then-current Benchmark for any Transaction, the Benchmark Replacement will replace the then-current Benchmark with respect to each such Transaction for all purposes hereunder or under any Transaction Document in respect of such determination on such Pricing Rate Determination Date and all determinations on all subsequent dates, without any amendment to, or further action or consent of any other party to, this Agreement. The Benchmark Replacement shall become effective with respect to each applicable Transaction on the applicable Benchmark Replacement Date.
(ii)    In connection with the administration of any Benchmark or the implementation of any Benchmark Replacement, Realisation Agent shall have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Benchmark Replacement Conforming Changes shall become effective without any further action or consent of any other party to this Agreement.
(iii)    Realisation Agent shall promptly notify Sellers of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Benchmark Replacement Conforming Changes. For the avoidance of doubt, any notice required to be delivered by Realisation Agent as set forth in this paragraph may be provided, at the option of Realisation Agent (in its sole and absolute discretion), in one or more notices and may be delivered together with, or as part of any amendment which implements any Benchmark Replacement or Benchmark Replacement Conforming Changes. Any determination, decision or election that may be made by Realisation Agent pursuant to this Article 6(b), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, shall be conclusive and binding absent manifest error and may be made in its sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Article 6(b).
(iv)    None of any Purchaser, Repurchase Agent or Realisation Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to (i) the administration, submission or any other matter related to the Benchmark or any Benchmark Replacement implemented hereunder, (ii) the composition or characteristics of any such Benchmark or Benchmark Replacement, including whether any Benchmark Replacement is similar to, or produces the same value or economic equivalence to any Benchmark which it replaces or has the same volume or liquidity as any Benchmark which it replaces or any other Benchmark, (iii) any actions or use of its discretion or other decisions or determinations made with respect to any matters covered by this Article 6 including, without limitation, whether or not a Benchmark Transition Event has occurred, the removal or lack thereof of unavailable or non-representative tenors of any Benchmark, the implementation or lack thereof of any Benchmark Replacement Conforming Changes, the delivery or non-delivery of any notices required by this Article 6 or otherwise in accordance herewith, or (iv) the effect of any of the foregoing provisions of this Article 6.
(v)    Realisation Agent shall exercise its rights and remedies pursuant to the definitions of “Benchmark Replacement”, “Benchmark Replacement Adjustment” and “Benchmark

Replacement Conforming Changes” in a manner which is consistent with its exercise of such rights and remedies under other commercial mortgage loan repurchase facilities with similarly situated counterparties covered by the same group within Realisation Agent.
ARTICLE 7

SECURITY INTEREST
(i)Purchasers and Sellers intend that the Transactions hereunder be sales to the applicable Purchaser of the Purchased Assets and not loans from such Purchaser to the applicable Seller secured by the Purchased Assets (other than for U.S. federal, state and local income and franchise tax purposes more fully described in Article 23(g)). However, in order to preserve Purchasers’ rights under the Transaction Documents, in the event that, other than for such tax purposes, a court or other forum re-characterizes the Transactions hereunder as other than sales, and as security for the performance by each Seller of all of such Seller’s obligations to Purchasers under the Transaction Documents and the Transactions entered into hereunder, or in the event that a transfer of a Purchased Asset is otherwise ineffective to effect an outright transfer of such Purchased Asset to the applicable Purchaser, each Seller hereby assigns, pledges and grants a security interest in all of its right, title and interest in, to and under the Collateral, whether now owned or hereafter acquired, now existing or hereafter created and wherever located, to Purchasers to secure the payment of the Repurchase Price on all Transactions to which it is a party and all other amounts owing by it to Purchasers hereunder, including, without limitation, amounts owing pursuant to Article 27, and under the other Transaction Documents (collectively, the “Repurchase Obligations”). Each Seller agrees to mark its books and records to evidence the interests granted to Purchasers hereunder. For purposes of this Agreement, “Collateral” shall mean:
(i)the Collection Accounts, the Securities Accounts and all securities and monies from time to time on deposit in the Collection Accounts and the Securities Accounts and any and all replacements, substitutions, distributions on, income relating to or proceeds of any and all of the foregoing; and
(ii)the Purchased Items.
(b)Purchasers’ security interest in the Collateral shall terminate only upon satisfaction of the Repurchase Obligations (other than obligations under the Transaction Documents (including contingent reimbursement obligations and indemnity obligations) which, by their express terms, survive termination of this Agreement or such other Transaction Document, as the case may be), provided that, so long as no Event of Default shall have occurred and be continuing (other than in connection with a repayment of a Purchased Asset by the Borrower thereunder and subject to the conditions set forth in Article 3(e)), Purchasers’ security interest with respect to any Purchased Asset shall terminate automatically effective upon the repurchase thereof in accordance with the terms of this Agreement and receipt by the applicable Purchaser of the Repurchase Price therefor. Upon such satisfaction and, in the case of the clause (i) below, upon request by the applicable Seller, the applicable Purchaser shall, at such Seller’s sole expense, (i) deliver to such Seller such UCC termination statements (and, with respect to Foreign Purchased Assets, the equivalent under the applicable Requirements of Law in the relevant non-U.S. jurisdiction, if applicable) and other release documents as may be commercially reasonable and (ii) return (or authorize the return by Custodian in accordance with the Custodial Agreement and Securities Intermediary in accordance with the Securities Account Control Agreement, as applicable) the Purchased Assets to the applicable Seller and reconvey the Purchased Items to such Seller and release its security interest in the Collateral, such release to be effective automatically without further action by any party. In the case of each Foreign Purchased Asset (AUS), the related Purchaser shall promptly register a financing change statement on the PPS Register amending or removing any registration on the PPS Register relating to such Collateral. For purposes of the grant of the security interest pursuant to this Article 7, this Agreement shall be deemed to constitute a security agreement under the New York Uniform Commercial Code (the “UCC”) and, in relation to each Foreign Purchased Asset (AUS), under the applicable PPSA. Purchasers shall have all of the rights and may exercise all of the remedies of a secured creditor under the UCC and the other laws of the State of New York. In furtherance of the foregoing, (i) the applicable Purchaser, at the applicable Seller’s sole cost and expense, as applicable, shall cause to be filed in such locations as may be reasonably necessary to perfect and maintain perfection and priority of the security interest granted hereby, UCC financing statements and continuation statements (and, with respect to Foreign Purchased Assets, the equivalent under the applicable Requirements of Law (including any registrations on the PPS Register) in the relevant non-U.S. jurisdiction, if applicable) (collectively, the “Filings”), and shall forward copies of such Filings to such Seller upon the filing thereof, and (ii) such Seller shall from time to time take such further actions as may be reasonably requested by Purchasers to maintain and continue the perfection and priority of the security interest granted hereby and by any Foreign Assignment Agreement (including marking its records and files to evidence the interests granted to Purchasers hereunder). Notwithstanding the foregoing, the Repurchase Obligations shall be full recourse to such Seller.
(c)Each Seller acknowledges that it has no rights to service the Purchased Assets but only has rights granted to it pursuant to Article 29. Without limiting the generality of the foregoing and the grant of a security interest pursuant to Article 7(a), and in the event that any Seller is deemed by a court, other forum or otherwise to retain any residual Servicing Rights (notwithstanding that such Servicing Rights are Purchased Items hereunder), and for the avoidance of doubt, each Seller hereby acknowledges and agrees that the Servicing Rights constitute Collateral hereunder for all purposes. The foregoing provision is intended to constitute a security agreement or other arrangement or other credit enhancement related to the Agreement and Transactions hereunder as defined under Sections 101(47)(v) and 741(7)(x) of the Bankruptcy Code.
(d)Each Seller agrees, to the extent permitted by any Requirement of Law, that neither it nor anyone claiming through or under it will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption law now or hereafter in force in any locality where any Purchased Asset or Mortgaged Property may be situated in order to prevent, hinder or delay the enforcement or foreclosure of this Agreement, or the absolute sale of any of the Purchased Assets, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereof, and each Seller, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may be lawful so to do, the benefit of all such laws and any and all right to have any of the properties or assets constituting the Purchased Assets marshaled upon any such sale, and agrees that Purchasers or any court having jurisdiction to foreclose the security interests granted in this Agreement may sell the Purchased Assets as an entirety or in such parcels as Purchasers or such court may determine.
(e)With respect to each Foreign Purchased Asset (AU), to the extent the law permits, (a) for the purposes of section 115(1) and 115(7) of the PPSA, the related Purchaser need not comply with sections 95, 118, 121(4), 125, 130, 132(3)(d) or 132(4); and sections 142 and 143 are excluded; (b) for the purposes of section 115(7) of the PPSA, the related Purchaser need not comply with sections 132 and 137(3); and (c) AUS Seller agrees not to exercise its rights to make any request of such Purchaser under section 275 of the PPSA, to authorize the disclosure of any information under that section or to waive any duty of confidence that would otherwise permit non-disclosure under that section.

ARTICLE 8

TRANSFER AND CUSTODY
(j)On the Purchase Date for each Transaction, upon satisfaction (or waiver by Realisation Agent in writing) of the conditions precedent in Article 3(b) and (c), each related Eligible Asset shall become a Purchased Asset hereunder and ownership of the related Purchased Assets and other Purchased Items shall be transferred to the applicable Purchaser or its designee (including Custodian, Securities Intermediary and/or Bailee, as applicable) against the simultaneous transfer of the Purchase Price for such Purchased Asset in immediately available funds (in the Applicable Currency of the relevant Purchased Asset) to an account of such Seller (or an account directed by such Seller) specified in the Confirmation relating to such Transaction.
(k)The applicable Seller shall deposit the Purchased Asset Files representing the Purchased Assets, or direct that the Purchased Asset Files be deposited directly (including, with respect to any Wet Purchased Asset, Bailee) with Custodian in accordance with the Custodial Agreement, and, to the extent applicable to any Repack Securities, that such Repack Securities be deposited directly with the applicable Securities Intermediary in accordance with the applicable Securities Account Control Agreement. The Purchased Asset Files shall be maintained in accordance with the Custodial Agreement or the Securities Account Control Agreement, if applicable. If a Purchased Asset File is not delivered to the applicable Purchaser or its designee (including Custodian, Securities Intermediary and/or Bailee, as applicable), such Purchased Asset File shall be held in trust by the applicable Seller or its designee for the benefit of the applicable Purchaser as the owner thereof. The applicable Seller or its designee shall maintain a copy of the Purchased Asset File and the originals of the Purchased Asset File not delivered to the applicable Purchaser or its designee (including Custodian, Securities Intermediary and/or Bailee, as applicable). The possession of the Purchased Asset File by the applicable Seller or its designee is at the will of the applicable Purchaser for the sole purpose of servicing the related Purchased Asset, and such retention and possession by such Seller or its designee is in a custodial capacity only. The books and records (including, without limitation, any computer records or tapes) of the applicable Seller or its designee shall be marked appropriately to reflect clearly the sale, subject to the terms and conditions of this Agreement, of the related Purchased Asset to the applicable Purchaser. Each Seller or its designee (including Custodian and/or Bailee, as applicable) shall release its custody of the Purchased Asset File only in accordance with a written request acknowledged in writing by Realisation Agent and otherwise in accordance with the Custodial Agreement (or, in the case of the Bailee with respect to any Wet Purchased Asset, in accordance with the related Bailee Letter).
(l)From time to time, each Seller shall forward to Custodian, with copy to the applicable Purchaser, additional original documents or additional documents evidencing any assumption, modification, consolidation or extension of a Purchased Asset approved in accordance with the terms of this Agreement, and upon receipt of any such other documents (which shall be clearly marked as to which Purchased Asset File such documents relate), Custodian will be required to hold such other documents in the related Purchased Asset File in accordance with the Custodial Agreement.
ARTICLE 9

SALE, TRANSFER, HYPOTHECATION OR PLEDGE OF PURCHASED ASSETS
(a)Title to each Purchased Assets shall pass to the applicable Purchaser on the related Purchase Date, and such Purchaser shall have free and unrestricted use of each Purchased Asset, subject, however, to the terms of this Agreement. Nothing in this Agreement or any other

Transaction Document shall preclude any Purchaser (with the written consent of, or at the direction of, Realisation Agent) from engaging, at such Purchaser’s sole cost and expense, in repurchase transactions with the Purchased Assets or otherwise selling, transferring, pledging, repledging, hypothecating or rehypothecating the Purchased Assets, all on terms that the applicable Purchaser (with the written consent of, or at the direction of, Realisation Agent) may determine in its sole and absolute discretion, in conformity with the terms and conditions of the Purchased Asset Documents; provided that if no Event of Default has occurred and is continuing (i) the applicable Purchaser (with the written consent of, or at the direction of, Realisation Agent) may only engage in repurchase transactions or sell, transfer, pledge, repledge, hypothecate or rehypothecate the Purchased Assets to a Qualified Transferee that is not a Direct Competitor or a Borrower or an Affiliate of a Borrower, and (ii) no such transaction shall relieve the applicable Purchaser of its obligations to transfer the same Purchased Assets to the applicable Seller pursuant to Article 3 or of the applicable Purchaser’s obligation to apply amounts to the Repurchase Obligation in accordance with Article 5 or otherwise affect the rights, obligations and remedies of any party to this Agreement.
(b)Sellers acknowledges that on the date hereof Purchasers shall pledge the Purchased Assets as security for the Notes issued by Purchasers, but such transaction shall not relieve any Purchaser of its obligations to transfer the same Purchased Asset to the applicable Seller pursuant to Article 3.
(c)Nothing contained in this Agreement or any other Transaction Document shall obligate any Purchaser to segregate any Purchased Asset delivered to such Purchaser by any Seller. Except to the extent expressly set forth in this Agreement or any other Transaction Document, no Purchased Asset shall remain in the custody of any Seller or any Affiliate of any Seller.
ARTICLE 10

REPRESENTATIONS AND WARRANTIES
Each of the Sellers represents and warrants to Purchasers, Repurchase Agent and Realisation Agent as of the date hereof, as of each Funding Date and as of any other date on which these representations and warranties are remade or deemed remade in accordance with the terms of any Transaction Document or certification delivered in connection with any Transaction Document, as follows:
(m)Organization. Each Seller (i) is duly organized, validly existing and in good standing under the laws and regulations of the jurisdiction of its formation, (ii) has the power to own and hold the assets it purports to own and hold, and to carry on its business as now being conducted and proposed to be conducted and (iii) has the power to execute, deliver, and perform its obligations under this Agreement and the other Transaction Documents.
(n)Authority. Each Seller is duly authorized to execute and deliver the Transaction Documents to which it is a party, to enter into the Transactions contemplated hereunder and to perform its obligations under the Transaction Documents, and has taken all necessary action to authorize such execution, delivery and performance, and each person signing any Transaction Document on its behalf is duly authorized to do so on its behalf.
(o)Due Execution and Delivery; Consideration. The Transaction Documents to which it is a party have been or will be duly executed and delivered by each Seller, for good and valuable consideration.

(p)Enforceability. The Transaction Documents constitute the legal, valid and binding obligations of each Seller, enforceable against each Seller in accordance with their respective terms subject to bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles.
(q)Approvals and Consents. No consent, approval or other action of, or filing by, any Seller with any Governmental Authority or any other Person is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of any of the Transaction Documents (other than consents, approvals and filings that have been obtained or made, as applicable, and any such consents, approvals and filings that have been obtained are in full force and effect, and the filing of the Seller Financing Statement).
(r)Licenses and Permits. Each Seller is duly licensed, qualified and in good standing in every jurisdiction where such licensing, qualification or standing is material to such Seller’s business, and has all material licenses, permits and other consents that are necessary, for the transaction of such Seller’s business or the acquisition, origination (if applicable), ownership or sale of any Purchased Asset or other Purchased Item.
(s)[Reserved].
(t)Non-Contravention. Neither the execution and delivery of the Transaction Documents, nor consummation by any Seller of the transactions contemplated by the Transaction Documents (or any of them), nor compliance by any Seller with the terms, conditions and provisions of the Transaction Documents (or any of them) will conflict with or result in a breach of any of the terms, conditions or provisions of (i) the organizational documents of any Seller, (ii) any agreement by which any Seller is bound or to which any assets of such Seller are subject or constitute a default thereunder, or result thereunder in the creation or imposition of any Lien upon any of the assets of such Seller, other than pursuant to the Transaction Documents, (iii) any judgment or order, writ, injunction, decree or demand of any court applicable to any Seller, or (iv) any applicable Requirement of Law.
(u)Litigation/Proceedings. Except as otherwise disclosed in writing to Purchasers, Repurchase Agent and Realisation Agent, there is no action, suit, proceeding, investigation, or arbitration pending or, to the Knowledge of any Seller, threatened in writing against any Seller Party, or any of their respective assets that (i) questions or challenges the validity or enforceability of any of the Transaction Documents or any action to be taken in connection with the transactions contemplated thereby, (ii) makes a claim in an aggregate amount greater than the Litigation Threshold or (iii) which, individually or in the aggregate, if adversely determined is reasonably likely to have a Material Adverse Effect.
(v)No Outstanding Judgments. Except as disclosed in writing to Purchasers, Repurchase Agent and Realisation Agent, there are no judgments against any Seller Party unsatisfied of record or docketed in any court located in the United States of America or in any other relevant jurisdiction.
(w)No Bankruptcies. No Act of Insolvency has ever occurred with respect to any Seller Party.
(x)Compliance with Law. Each Seller is in compliance in all material respects with all Requirements of Law. Except as disclosed in writing to Purchasers, Repurchase Agent and Realisation Agent, no Seller Party is in default in any material respect with respect to any judgment, order, writ, injunction, decree, rule or regulation of any arbitrator or Governmental Authority applicable to and imposed upon such Seller Party.

(y)Acting as Principal. Each Seller is engaging in the Transactions as principal.
(z)No Broker. No Seller has dealt with any broker, investment banker, agent, or other Person (other than Purchasers or Affiliates of Purchasers) who may be entitled to any commission or compensation in connection with the sale of any Purchased Asset pursuant to any of the Transaction Documents.
(aa)No Default. As of the date of this Agreement and as of each Funding Date, no Default has occurred and is continuing which has not been disclosed to Purchasers, Repurchase Agent and Realisation Agent in writing. At all times while this Agreement and any Transaction thereunder is in effect, no Event of Default or, to any Seller’s Knowledge, Default has occurred and is continuing which has not been disclosed to Purchasers, Repurchase Agent and Realisation Agent in writing.
(ab)[Reserved].
(ac)[Reserved].
(ad)No Adverse Selection. No Purchased Asset under this Agreement has been selected by any Seller so as to affect adversely the interests of Purchasers.
(ae)Full and Accurate Disclosure. All information, reports, statements, exhibits, schedules and certificates (i) furnished in writing by or on behalf of any Seller Party in connection with the negotiation, preparation or delivery of the Transaction Documents, or after the date hereof pursuant to the terms of any Transaction Document or (ii) included in any Transaction Document, when taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances under which they were made, or (in the case of projections, financial prospects, forecasts or other forward-looking information) is based on estimates believed by any Seller to be commercially reasonable on the date as of which such information is stated or certified.
(af)Financial Information. All financial data concerning the Seller Parties, the Purchased Asset and the other Purchased Items that has been delivered by or on behalf of any Seller Party to Purchasers, Repurchase Agent and Realisation Agent is true, correct and complete in all material respects. All financial data concerning the Seller Parties has been prepared fairly in accordance with GAAP (to the extent applicable). Since the delivery of such data, except as otherwise disclosed in writing to Purchasers, Repurchase Agent and Realisation Agent, there has been no change in the financial position of the Seller Parties, or, to any Seller’s Knowledge, the Purchased Assets and the other Purchased Items or in the results of operations of any Seller Party, which change is reasonably likely to result in a Material Adverse Effect.
(ag)Authorized Representatives. The duly authorized representatives of each Seller are listed on, and true signatures of such authorized representatives are set forth on, Exhibit III hereto, or such other most recent list of authorized representatives substantially in the form of Exhibit III hereto as each Seller may from time to time deliver to Purchasers, Repurchase Agent and Realisation Agent.
(ah)Chief Executive Office; Jurisdiction of Organization; Location of Books and Records. Each Seller’s and Pledgor’s chief executive office is located at the address for notices specified for such Seller and Pledgor on Exhibit I, unless such Seller or Pledgor, as applicable, has provided a new chief executive office address to Purchasers, Repurchase Agent and Realisation Agent in writing. Each Seller’s (other than AUS Seller’s) jurisdiction of organization is the State of Delaware. AUS Seller’s jurisdiction of organization is the

Commonwealth of Australia. The location where each Seller keeps its books and records, including all computer tapes and records relating to the Collateral, is its chief executive office.
(ai)Representations and Warranties Regarding the Purchased Assets. Each of the representations and warranties made in respect of the Purchased Assets pursuant to (i) in the case of a U.S. Purchased Asset, Exhibit V-A, (ii) in the case of a Foreign Purchased Asset (GBP), Exhibit V-B, (iii) in the case of a Foreign Purchased Asset (EUR), Exhibit V-C, (iv) in the case of a Foreign Purchased Asset (SEK), Exhibit V-D, (v) in the case of a Foreign Purchased Asset (AUS), Exhibit V-E, (vi) in the case of a Repack Security, Exhibit V-F or (vii) in the case of any other Foreign Purchased Asset, a schedule to the related Confirmation, are true, complete and correct in all material respects (in each case other than any Due Diligence Representation and as disclosed in a Requested Exceptions Report approved in accordance with the terms hereof).
(aj)Good Title to Purchased Asset. Immediately prior to the purchase of any Purchased Asset and other Purchased Items by the applicable Purchaser from any Seller, (i) such Purchased Asset and other Purchased Items are free and clear of any Lien or impediment to transfer (including any “adverse claim” as defined in Article 8-102(a)(1) of the UCC) (other than any such Lien or impediment to transfer that is released simultaneously with such purchase), (ii) such Purchased Asset and other Purchased Items are not subject to any right of set-off, any prior sale, transfer or assignment, or any agreement by any Seller to assign, convey or transfer such Purchased Asset and other Purchased Items, in each case, in whole or in part, to a Person other than the applicable Purchaser and (iii) the applicable Seller is the record and beneficial owner of, and had good and marketable title to, and the right to sell and transfer, such Purchased Asset and other Purchased Items to the applicable Purchaser, and (iv) the applicable Seller has the right to sell and transfer such Purchased Asset and other Purchased Items to the applicable Purchaser. Upon the purchase of any Purchased Asset and other Purchased Items by the applicable Purchaser from any Seller, such Purchaser shall be the sole owner of such Purchased Asset and other Purchased Items free from any adverse claim, subject to the rights of such Seller pursuant to the terms of this Agreement.
(ak)No Encumbrances. There are (i) no outstanding rights, options, warrants or agreements on the part of any Seller for a purchase, sale or issuance, in connection with any Purchased Asset or other Purchased Item, (ii) no agreements on the part of any Seller to issue, sell or distribute any Purchased Asset or other Purchased Item and (iii) no obligations on the part of any Seller (contingent or otherwise) to purchase, redeem or otherwise acquire any securities or interest therein, in each case, except as contemplated by the Transaction Documents.
(al)Security Interest Matters.
(i)The provisions of the Transaction Documents are effective to either (x) constitute a sale of Purchased Items to the applicable Purchaser (other than for United States federal, state and local income or franchise tax purposes more fully described in Article 23(g)) or (y) create in favor of the applicable Purchaser a legal, valid and enforceable first priority “security interest” (as defined in Section 1-201(b)(35) of the UCC) in each applicable jurisdiction in all rights, title and interest of the applicable Seller in, to and under the Collateral.
(ii)Upon possession by the Custodian or by a Bailee pursuant to a Bailee Letter of each Promissory Note or Participation Certificate, endorsed in blank by a duly authorized officer of the applicable Seller, the applicable Purchaser shall have a legal, valid, enforceable and fully perfected first priority security interest in all right, title and interest of such Seller in such Promissory Note or Participation Certificate, as applicable.

(iii)Upon the filing of the Seller Financing Statements in the UCC Filing Jurisdiction, the applicable Purchaser shall have a legal, valid, enforceable and fully perfected first priority security interest in that portion of the Collateral or the Equity Pledged Collateral in which a security interest can be perfected under the UCC by the filing of financing statements.
(iv)Upon execution and delivery of any Account Control Agreement, the applicable Purchaser shall either be the owner of, or have a legal, valid, enforceable and fully perfected first priority security interest in, the applicable Collection Account and all funds at any time credited thereto. In relation to any Collection Account situated in any jurisdiction outside the United States (if any), such Collection Account shall be subject to a first ranking fixed charge.
(v)Upon execution and delivery of any Securities Account Control Agreement, the applicable Purchaser shall either be the owner of, or have a legal, valid, enforceable and fully perfected first priority security interest in, the applicable Securities Account and all Repack Securities and funds at any time credited thereto. In relation to any Securities Account situated in any jurisdiction outside the United States (if any), such Securities Account shall be subject to a first ranking fixed charge.
(f)Solvency; No Fraudulent Transfer. Each Seller, as of the Closing Date and each Funding Date, has adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations. Each Seller, as of the Closing Date and each Purchase Date, is generally able to pay, and intends to pay, its debts as they come due. Neither the Transaction Documents nor any Transaction are entered into in contemplation of insolvency or with intent to hinder, delay or defraud any of Sellers’ creditors. As of each Purchase Date, no Seller is insolvent within the meaning of 11 U.S.C. Section 101(32) or any successor provision thereto and the transfer and sale of related Purchased Assets on such Purchase Date pursuant hereto and the obligation to repurchase such Purchased Assets (i) will not cause the liabilities of any Seller to exceed the assets of such Seller, (ii) will not result in any Seller having unreasonably small capital and (iii) will not result in debts that would be beyond any Seller’s ability to pay as the same mature. Each Seller received reasonably equivalent value in exchange for the transfer and sale of each Purchased Asset and other Purchased Item subject hereto. Each Seller has only entered into agreements on terms that would be considered arm’s length and otherwise on terms consistent with other similar agreements with other similarly situated entities.
(g)[Reserved].
(h)Investment Company Act. No Seller is required to register as an “investment company,” and is not a company “controlled by an investment company,” within the meaning of the Investment Company Act of 1940, as amended.
(i)Taxes. Each Seller has filed or caused to be filed all required U.S. federal and other material tax returns that to the Knowledge of such Seller would be delinquent if they had not been filed on or before the date hereof and has paid all material taxes shown to be due and payable on or before the date hereof on such returns or on any assessments made against it or any of its property and all other material taxes, fees or other charges imposed on it and any of its assets by any Governmental Authority except for any such taxes as (i) are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are being maintained in accordance with GAAP or (ii) are de minimis in amount; no tax liens have been filed against any of Sellers’ assets and, to Sellers’ Knowledge, no claims are being asserted with respect to any such taxes, fees or other charges.

(j)ERISA. Neither any Seller nor any ERISA Affiliate of any Seller sponsors, maintains or contributes to any Plans or any Multiemployer Plans. Sellers are not, and are not using, any assets of a “benefit plan investor” as defined in Department of Labor regulation 29 C.F.R Section 2510.3-101, as modified by Section 3(42) of ERISA in connection with any Transaction.
(k)Use of Proceeds; Margin Regulations. All proceeds of each Transaction shall be used by the related Seller for purposes permitted under such Seller’s governing documents, provided that no part of the proceeds of any Transaction will be used by any Seller to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock. Neither the entering into of any Transaction nor the use of any proceeds thereof will violate, or be inconsistent with, any provision of Regulation T, U or X of the Board of Governors of the Federal Reserve System.
(l)No Real Property. Neither any Seller nor any Subsidiary of any Seller has at any time since its formation held title to any real property.
(m)Ownership. Each Seller is and shall remain at all times a wholly-owned direct or indirect subsidiary of Guarantor.
(n)Insider. No Seller is an “executive officer,” “director,” or “person who directly or indirectly or acting through or in concert with one or more persons owns, controls, or has the power to vote more than ten percent (10%) of any class of voting securities” (as those terms are defined in 12 U.S.C. § 375(b) or in regulations promulgated pursuant thereto) of any Purchaser, of a bank holding company of which any Purchaser is a Subsidiary, or of any Subsidiary, of a bank holding company of which any Purchaser is a Subsidiary, of any bank at which any Purchaser maintains a correspondent account or of any lender which maintains a correspondent account with any Purchaser.
(o)Sanctions; No Prohibited Persons. Each Seller Party and, to Sellers’ Knowledge, each of their respective controlled Affiliates is in compliance with Sanctions. No Seller Party or, to Sellers’ knowledge, any controlled Affiliate, officer, director, partner, member or employee, of any Seller Party or of such Affiliate, is an entity or person that is, or is owned, controlled by or acting on behalf of any Person that is, a Prohibited Person. Each Seller agrees that, from time to time upon the prior written request of any Purchaser, Repurchase Agent or Realisation Agent, it shall execute and deliver such further documents, provide such additional information and reports and perform such other acts as such Person may reasonably request in order to ensure compliance with the provisions hereof (including, without limitation, compliance with Sanctions); provided, however, that nothing in this Article 10(jj) shall be construed as requiring any Purchaser, Repurchase Agent or Realisation Agent to conduct any inquiry or decreasing any Seller’s responsibility for its statements, representations, warranties or covenants hereunder.
(p)Anti-Corruption and Anti-Money Laundering Laws. Each Seller Party and, to Sellers’ Knowledge, each of their respective controlled Affiliates has complied with, and is in compliance with, all applicable Anti-Corruption Laws and Anti-Money Laundering Laws. No part of the proceeds of any Transaction will be used, directly or, to Sellers’ Knowledge, indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of any Anti-Corruption Laws.
(q)Centre of Main Interests. Each Seller warrants, represents and covenants that it has not (A) taken any action that would cause its “centre of main interests” (as such term is used in Section 3(1) of the European Council Regulation (EC) No. 1346/2000 on Insolvency

Proceedings (the “Insolvency Regulation”)) to be located in the United Kingdom or Europe or (B) registered as a company in any jurisdiction other than Delaware or Australia.
(r)Australian Representations. In respect of the AUS Seller only:
(vi)Trustee. It is not the trustee of any trust or settlement other than as disclosed to, and accepted by the applicable Purchaser.
(vii)Related Party Benefit and Financial Assistance. It has not contravened nor will it contravene Chapter 2E or 2J.3 of the Australian Corporations Act by entering into any Transaction Document to which it is a party or participating in any transaction in connection with any Transaction Document to which it is a party.
(viii)PPSA Details. Except as disclosed in writing by it, or on its behalf, the AUS Seller’s details in respect of its name and applicable company number (or other equivalent corporate identifier) set out in any Transaction Document governed by the laws of Australia or the state or territories thereof are true and correct in all respects and reflects the information contained in the source from which information in relation to it must be taken for the purposes of the PPSA in order to register a financing statement in respect of any liens granted under any Transaction Document.
(am)Security Representations.
(ix)Any Security created by such Seller under any Common Issuer Security Document or Issuer Security Document prior to any request to amend this Agreement to increase the Maximum Senior Funding Amount pursuant to Article 22 or any request to increase the Purchase Price of any Future Advance Purchased Asset pursuant to Article 3(h) (each an “Increase Request”) shall secure and continue for the payment of the discharge of all obligations under this Agreement and any other Transaction Document including, without limitation, all present and future monies, obligations and liabilities owed by any Seller to any Purchaser (whether actual or contingent and whether owed jointly or severally or in any capacity whatsoever) under or in connection with this Agreement or any other Transaction Document (including, without limitation, any obligations arising from any Transaction, any Increase Request and any amendment and/or restatement of this Agreement).
(x)The obligations of such Seller arising under any Increase Notice and/or any amendment and/or restatement of this Agreement shall be included in the amounts due and owing by the applicable Seller to the applicable Purchaser pursuant to the terms of this Agreement and the Transaction Documents.
(xi)Each Security created by such Seller under any Common Issuer Security Document or Issuer Security Document entered into by it shall continue in full force and effect notwithstanding the any Increase Notice and/or any amendment and/or restatement of this Agreement.
(xii)Each applicable Common Issuer Security Document and Issuer Security Document was entered into by such Seller with a view to securing all of such Seller's present and future obligations to each applicable Purchaser under this Agreement and the other Transaction Documents.
(xiii)Each applicable Common Issuer Security Document and Issuer Security Documents entered into by such Seller shall continue in full force and effect at all times and in all respects and each such Common Issuer Security Document and Issuer Security

Document and the representations and warranties set forth in this Article 10(nn) shall be read and construed together at all times.
ARTICLE 11

NEGATIVE COVENANTS OF SELLERS
On and as of the date hereof and at all times while this Agreement or any Transaction hereunder is in effect, no Seller shall without the prior written consent of Realisation Agent, which may be granted or denied at Realisation Agent’s sole and absolute discretion:
(xiv)subject to Sellers’ right to repurchase any Purchased Asset, take any action that would directly or indirectly impair or adversely affect any Purchaser’s title to any Purchased Asset or other Purchased Item;
(xv)transfer, assign, convey, grant, bargain, sell, set over, deliver or otherwise dispose of, or pledge or hypothecate, directly or indirectly, any interest in any Purchased Asset or other Purchased Item to any Person other than the applicable Purchaser, or engage in repurchase transactions or similar transactions with respect to any Purchased Asset or other Purchased Item with any Person other than the applicable Purchaser;
(xvi)create, incur, assume or permit to exist any Lien, in or on any of its property, assets, revenue, the Purchased Assets, the other Collateral, whether now owned or hereafter acquired, other than the Liens and security interest granted by such Seller pursuant to the Transaction Documents;
(xvii)[Reserved];
(xviii)enter into any transaction of merger or consolidation or Division or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation, winding up or dissolution), or sell all or substantially all of its assets (except in connection with the sale or securitization of the Purchased Assets in the ordinary course of such Seller’s business after the repurchase thereof in accordance with this Agreement);
(xix)permit a Change of Control;
(xx)permit (through the giving of consent, waiver, failure to object or otherwise) any Mortgaged Property or Borrower to create, incur, assume or suffer to exist any Liens or Indebtedness, including without limitation, senior or pari passu mortgage debt, junior mortgage debt or mezzanine debt (in each case, unless expressly permitted by the applicable Purchased Asset Documents);
(xxi)consent or assent to any Material Modification other than in accordance with Article 29 and the Servicing Agreement;
(xxii)permit such Seller’s certificate of formation or organizational documents to be amended in any material respect without the prior written consent of Realisation Agent (provided that, for this purpose any amendment of the provisions of such Seller’s limited liability company agreement entitled “Purpose,” “Independent Manager,” “Dissolution,” “Liquidation,” “Assignments,” “Resignation,” “Admission of Additional Members,” “SPE Provisions” and “Amendment” and any change of such Seller’s certificate of formation or jurisdiction of organization shall be deemed material);

(xxiii)after the occurrence and during the continuance of a monetary Default or an Event of Default, make any distribution, payment on account of, or set apart assets for, a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of any Capital Stock of such Seller, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of such Seller;
(xxiv)acquire or maintain any right or interest in any Purchased Asset or any Mortgaged Property that is senior to, or pari passu with, the rights and interests of any Purchaser therein under this Agreement and the other Transaction Documents unless such right or interest is a Purchased Asset hereunder;
(xxv)use any part of the proceeds of any Transaction hereunder for any purpose which violates, or would be inconsistent with, the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System;
(xxvi)directly, or through a Subsidiary, acquire or hold title to any real property;
(xxvii)take any action that will cause its “centre of main interests” (as such term is used in the Insolvency Regulation) to be located in the United Kingdom or Europe or register as a company in any jurisdiction other than Delaware or Australia; and
(xxviii)with respect to the AUS Seller only, other than as disclosed to and approved by the related Purchaser in writing prior to the date of this agreement, it shall not become a trustee of any trust or settlement without the prior written consent of such Purchaser (acting reasonably).
ARTICLE 12

AFFIRMATIVE COVENANTS OF SELLERS
On and as of the date hereof and each Purchase Date and until this Agreement is no longer in force with respect to any Transaction, each Seller covenants that:
(a)Seller Notices.
(i)Material Adverse Effect. Each Seller shall promptly after obtaining Knowledge thereof, notify Purchasers, Repurchase Agent and Realisation Agent of any material adverse change in its business operations and/or financial condition, which change is reasonably likely, in the commercially reasonable judgment of such Seller, to have a Material Adverse Effect; provided, however, that nothing in this Article 12 shall relieve any Seller of its obligations under this Agreement.
(ii)Default or Event of Default. Each Seller shall, promptly (but in no event later than the second (2nd) succeeding Business Day) after obtaining Knowledge of such event, notify Purchasers, Repurchase Agent, Realisation Agent and Common Issuer Facility Agent of the occurrence of such Default or Event of Default.
(iii)Purchased Asset Matters. Each Seller shall promptly (but in no event later than the second (2nd) succeeding Business Day after obtaining Knowledge thereof) notify Purchasers, Repurchase Agent, Realisation Agent and Common Issuer Facility Agent of (A) any default or event of default under any Purchased Asset (or related Mortgage Loan or Mezzanine Loan, as applicable); (B) any facts or circumstances that in the commercially reasonable judgment of such Seller are reasonably likely to cause, or have caused, the Market Value of any Purchased Asset to decline; (C) any Purchased Asset that has become a Defaulted Asset; (D) a breach of any Due Diligence Representations; or (E) any Future Advance Failure (without regard to the time period set forth in the definition thereof).
(iv)Other Defaults, Litigation and Judgments. Each Seller shall promptly (and in any event not later than two (2) Business Days after obtaining Knowledge (or, in the case of clause (B) below, after such Seller’s receipt of service of process thereof)) notify Purchasers, Repurchase Agent and Realisation Agent of (A) any default or event of default (or similar event) on the part of any Seller Party under any Indebtedness or other material contractual obligation to the extent the obligations in connection with such default under the applicable agreement (1) are at least equal to the Default Threshold, or (2) which, individually or in the aggregate, if adversely determined, would reasonably be likely to have a Material Adverse Effect; and (B) the commencement or threat in writing of, settlement of, or judgment in, any litigation, action, suit, arbitration, investigation or other legal or arbitrable proceeding involving any Seller Party that (1) makes a claim or claims in aggregate amount greater than the applicable Litigation Threshold, or (2) which, individually or in the aggregate, if adversely determined, would reasonably be likely to have a Material Adverse Effect.
(v)Corporate Change. Each Seller shall advise Purchasers, Repurchase Agent and Realisation Agent in writing of the opening of any new chief executive office, or the closing of any such office, of such Seller or Pledgor and of any change in such Seller’s or Pledgor’s name or the places where the books and records pertaining to the Purchased Asset are held not less than thirty (30) days before any financing statement will lapse, lose perfection or become materially misleading.
(vi)Sanctions; Anti-Corruption and Anti-Money Laundering Laws. Each Seller shall promptly (and in any event within two (2) Business Days after knowledge thereof) notify Purchasers, Repurchase Agent and Realisation Agent of any violation of the representation and warranty contained in Article 10(jj) (Sanctions; No Prohibited Persons) and Article 10(kk) (Anti-Corruption and Anti-Money Laundering Laws).
(b)Reporting and Other Information. Each Seller shall provide, or to cause to be provided, to Purchasers, Repurchase Agent, Realisation Agent and Common Interest Security Agent the following financial and reporting information:
(i)Purchased Asset Information. (A) Promptly after receipt by any Seller, but no less frequently than once per calendar month, copies of property level information made available to such Seller and all other required reports, rent rolls, financial statements, certificates and notices (including, without limitation, any notice of the occurrence of a default or an event of default under the Purchased Asset Documents) it receives pursuant to the Purchased Asset Documents relating to any Purchased Asset (or related Mortgage Loan or Mezzanine Loan, as applicable) and (B) any other information with respect to the Purchased Assets (or related Mortgage Loan or Mezzanine Loan, as applicable) that may be reasonably requested by Purchasers, Repurchase Agent or Realisation Agent from time to time.
(ii)Monthly Purchased Asset Reports. No later than the fifteenth (15th) day of each month, a Monthly Reporting Package with respect to the immediately preceding calendar month.
(iii)Quarterly Reports. Within forty-five (45) days after the end of each of the first three (3) quarterly fiscal periods of each fiscal year of Guarantor, the unaudited,

consolidated balance sheet of Guarantor as at the end of such period and the related unaudited, consolidated statements of income, net assets and cash flows for Guarantor for such period and the portion of the fiscal year through the end of such period (and in each case with comparisons to applicable information in the financial statements from the same quarter of the previous year), accompanied by an officer’s certificate of Guarantor that includes a statement of Guarantor that said consolidated financial statements fairly and accurately present the consolidated financial condition and results of operations of Guarantor in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to customary year-end audit adjustments).
(iv)Annual Reports. Within ninety (90) days after the end of each fiscal year of Guarantor, the consolidated balance sheet of Guarantor as at the end of such fiscal year and the related consolidated statements of income, net assets and cash flows for Guarantor for such fiscal year, accompanied by an opinion thereon of an independent certified public accounting firm of recognized national standing, which opinion shall not be qualified as to scope of audit or going concern and shall state that said consolidated financial statements fairly and accurately present the consolidated financial condition and results of operations of Guarantor in accordance with GAAP, consistently applied, as at the end of, and for, such fiscal year or, if such financial statements being delivered have been filed with the SEC pursuant to the requirements of the Exchange Act.
(v)Covenant Compliance Certificate. Along with each delivery pursuant to clauses (iii) and (iv) above, a completed and executed Covenant Compliance Certificate.
(vi)Securitisation Reporting. All (i) information necessary to complete all fields in the form of the template set out in Annex IV to the SR Disclosures Technical Standards (the “Annex IV Template”) for which the no data markers “ND1”, “ND2”, “ND3”, or “ND4” cannot be applied save in respect of those fields where no data marker “ND5” is applicable and Securitisation Regulations Reporting Servicer (on behalf of Sellers) has determined, acting reasonably and with regard to the information contained within “Questions and Answers on the Securitisation Regulation” reference ESMA33-128-563 published by the European Securities and Markets Authority on October 5, 2020 as amended and updated from time to time, or such documentary guidance as is expressed by the European Securities and Markets Authority or the Financial Conduct Authority or any other competent authority to supplement, onshore or replace this document (“ESMA Reporting Guidance”), that its usage is appropriate in this case, (ii) relevant servicing reports and other communications received by or available to any Seller Party containing information that may be reasonably requested by Purchasers, Repurchase Agent, Realisation Agent or Common Issuer Facility Agent for the purpose of completing all fields in the Annex IV Template save in respect of those fields where a no data marker of “ND1”, “ND2”, “ND3”, “ND4” or “ND5” has been determined to be applicable by Sellers or Securitisation Regulations Reporting Servicer on their behalf, acting reasonably and with regard to the ESMA Reporting Guidance and (iii) any information to which Sellers have access and are able to provide which is reasonably requested by Repurchase Agent or Realisation Agent for the purpose of complying with the reporting requirements imposed by Article 7 and Article 5 of the Securitisation Regulations.
(vii)Other Documentation. Within five (5) Business Days after any Purchaser’s, Repurchase Agent’s or Realisation Agent’s request thereof, such other documents, reports and information as such Person may reasonably request (A) with respect to the financial affairs of the Seller Parties, (B) to demonstrate compliance with representations, warranties and covenants in the Transaction Documents, and (C) to the extent available to each Seller pursuant to the Purchased Asset Documents, related to such Purchased Asset, with respect to any Purchased Asset or the operation of any Mortgaged Property.
(c)Defense of Purchasers’ Security Interest. Sellers shall defend the right, title and interest of Purchasers in and to the Purchased Assets and other Collateral against, and take such other action as is necessary to remove, the Liens, security interests, claims and demands of all Persons (other than security interests granted to Purchasers hereunder).
(d)Additional Rights. If any Seller shall at any time become entitled to receive or shall receive any rights, whether in addition to, in substitution of, as a conversion of, or in exchange for a Purchased Asset, or otherwise in respect thereof, such Seller shall accept the same as the applicable Purchaser’s agent, hold the same in trust for the applicable Purchaser and deliver the same forthwith to the applicable Purchaser (or the Custodian, as appropriate) in the exact form received, duly endorsed by such Seller to such Purchaser, if required, together with all related reasonably necessary transfer documents duly executed in blank to be held by the applicable Purchaser hereunder as additional collateral security for the Transactions. If any sums of money or property so paid or distributed in respect of the Purchased Assets other than any Income which any Seller is entitled to direct to parties other than any Purchaser pursuant to Article 5 shall be received by such Seller, such Seller shall, until such money or property is paid or delivered to the applicable Purchaser, hold such money or property in trust for such Purchaser, segregated from other funds of such Seller, as additional collateral security for the Transactions.
(e)Further Assurances. At any time from time to time upon the reasonable request of any Purchaser, Repurchase Agent or Realisation Agent, at the sole expense of such Seller, each Seller shall promptly and duly execute and deliver such further instruments and documents and take such further actions as such Person may deem reasonably necessary to (i) obtain or preserve the security interest granted hereunder, (ii) ensure that such security interest remains fully perfected at all times and remains at all times first in priority as against all other creditors of such Seller (whether or not existing as of the Closing Date or in the future) and (iii) obtain or preserve the rights and powers herein granted (including, among other things, filing such UCC financing statements or their equivalent under the Requirements of Law in the relevant non-U.S. jurisdiction, if applicable, as such Person may reasonably request and serving notices of the security created under each Foreign Assignment Agreement in such form and on such parties as such Person may specify). If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or certificated security, such note, instrument or certificated security shall be promptly delivered to the applicable Purchaser, duly endorsed in blank, to be itself held as Collateral pursuant to the Transaction Documents.
(f)Preservation of Existence; Licenses. Each Seller shall at all times maintain and preserve its legal existence and all of its material rights, privileges, licenses, permits and franchises necessary for the operation of its business (including, without limitation, preservation of all lending licenses held by each Seller and of each Seller’s status as a “qualified transferee” (however denominated) under all documents which govern the Purchased Assets), to protect the validity and enforceability of the Transaction Documents and each Purchased Asset and for its performance under the Transaction Documents.
(g)Compliance with Transaction Documents. Each Seller shall observe, perform and satisfy all the terms, provisions, covenants and conditions required to be observed, performed or satisfied by it, and shall pay when due all costs, fees and expenses required to be paid by it, under the Transaction Documents.

(h)Compliance with Other Obligations. Each Seller shall at all times comply in all material respects (i) with its organizational documents, (ii) with any agreements by which it is bound or to which its assets are subject and (iii) with any Requirement of Law.
(i)Books and Record. Each Seller shall, and shall cause each other Seller Party to, at all times keep proper books of records and accounts in which full, true and correct entries shall be made of its transactions fairly in accordance with GAAP and set aside on its books from its earnings for each fiscal year all such proper reserves in accordance with GAAP.
(j)Taxes and Other Charges. Each Seller shall pay and discharge all material taxes, assessments, levies, liens and other charges imposed on it, on its income or profits or on any of its property prior to the date on which penalties attach thereto, except for any such taxes, assessments, levies, liens and other charges which are being contested in good faith and by proper proceedings and against which adequate reserves have been provided in accordance with GAAP.
(k)Operations. Each Seller shall continue to engage in business of the same general type as now conducted by it or otherwise as approved by Purchasers and Realisation Agent. Each Seller shall maintain records with respect to the Collateral and Purchased Items and the conduct and operation of its business with no less a degree of prudence than if the Collateral and Purchased Items were held by such Seller for its own account and shall furnish Purchasers, Repurchase Agent and Realisation Agent upon reasonable request by any such Person or its designated representative, with reasonable information reasonably obtainable by such Seller with respect to the Collateral and Purchased Items and the conduct and operation of its business.
(l)Responsibility for Fees and Expenses of Third-Parties. Each Seller shall be solely responsible for the fees and expenses of Custodian, Account Bank, Securities Intermediary and Servicer except as expressly set forth in the applicable Transaction Document.
(m)Future Advances. To the extent any Future Advance is validly required to be made with respect to any Purchased Asset, unless such Seller is contesting in good faith that such Future Advance is required to be made under the related Purchased Asset Documents, the related Seller shall fund such Future Advance in accordance with the related Purchased Asset Documents, regardless of whether the applicable Purchaser (with Most Senior Class Consent) agrees to fund an increase in the Purchase Price or the conditions for increasing the Purchase Price under this Agreement have been satisfied with regard to such Future Advance.
(n)Due Diligence Representations. If there is a change in facts or circumstances occurring following the Purchase Date for any Purchased Asset that would render any Due Diligence Representation to be incorrect or untrue in any material respect if such Due Diligence Representation were to be remade at such time (except to the extent disclosed in a Requested Exceptions Report approved in accordance with the terms hereof), then the applicable Seller shall pursue a reasonable remedy or cure for such Due Diligence Representation in a manner consistent with that of a prudent commercial real estate lender under the circumstances.
(o)Manager Affiliate Information. Notwithstanding anything to the contrary contained in this Agreement, in no event shall any Seller Party be deemed to (x) have made any representation or warranty pursuant to this Agreement or any other Transaction Document with respect to, (y) have any obligation under this Agreement or any other Transaction Document to deliver to or notify Purchasers, Repurchase Agent and Realisation Agent of, or (z) possess Knowledge of, any Manager Affiliate Information (or event dependent on Manager Affiliate Information), in each case unless and until such time as such Manager Affiliate Information (or applicable event) is provided to the lenders under the related Purchased Asset Documents in accordance with the terms thereof. As used herein, “Manager Affiliate Information” means information that (i) relates to any Purchased Asset with respect to which the related Borrower or any of its beneficial owners is an Affiliate of BXMT Advisors, L.L.C., a Delaware limited liability company (or any successor investment manager of Guarantor that is Controlled by the Blackstone Group Inc.), and (ii) such Seller Party obtains as a result of its affiliation with such Borrower or beneficial owner prior to the provision thereof to the lenders under the related Purchased Asset Documents in accordance with the terms thereof.
(p)Novation. If a Transaction Exchange Notice is delivered pursuant to the conditions of any of the Notes, the Initial Class A Noteholder and the applicable Seller shall take commercially reasonable efforts to (i) execute a master repurchase agreement in substantially the form agreed to on or about the Closing Date (the “Parallel Agreement”) between such Initial Class A Noteholder and a single-purpose bankruptcy-remote entity that is an Affiliate of such Seller (but shall not contemplate the issuance of notes as contemplated by this Agreement), together with relevant ancillary documents (including, without limitation, fee letter, guaranty, custodial agreement, account control agreement and servicing agreement) (such ancillary documents together with the Parallel Agreement, collectively the “Parallel Transaction Documents”), (ii) enter into one or more new transactions under the Parallel Agreement with respect to the Purchased Assets subject to the Transactions specified in the Transaction Exchange Notice, (iii) enter into such other documents as are specified in respect of delivery of a Transaction Exchange Notice under the Conditions of the Notes; provided that, the new maximum purchase price percentage shall be, in each case, a percentage equal to the amount of the Senior Exposure with respect to the Purchased Assets subject to the Transactions specified in the Transaction Exchange Notice, divided by the related outstanding Purchase Price for such Purchased Assets immediately prior to the exercise of the exchange option; provided, further, that the mark to market provisions contained in the Parallel Transaction Documents (including, without limitation, the definition of “Market Value”) shall be materially the same as the mark to market provisions set forth in the Existing Repurchase Agreement. For the avoidance of doubt, in connection with the Parallel Agreement the seller thereunder will be required to deliver substantially similar opinions and certificates as were require hereunder.
ARTICLE 13

SINGLE PURPOSE ENTITY COVENANTS
On and as of the date hereof and at all times while this Agreement or any Transaction hereunder is in effect, each Seller covenants that:
(i)such Seller shall own no assets, and shall not engage in any business, other than the assets and transactions specifically contemplated by the Transaction Documents (including, without limitation, Eligible Assets for which such Seller has delivered to Purchasers, Repurchase Agent and Realisation Agent written notice of its intent to sell such Eligible Asset as a Purchased Asset pursuant to this Agreement);
(ii)such Seller shall not make any loans or advances to any Affiliate or third party (other than Eligible Assets or advances under the Purchased Assets to Borrowers) and shall not acquire obligations or securities of its Affiliates (other than in connection with the origination or acquisition of Purchased Assets), in each case except as permitted by the Transaction Documents;
(iii)such Seller shall pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) only from its own assets as the same shall become due;

(iv)such Seller shall comply with the provisions of its organizational documents in all material respects;
(v)such Seller shall do all things necessary to observe its organizational formalities and to preserve its existence;
(vi)such Seller shall maintain all of its books, records, financial statements and bank accounts separate from those of its Affiliates (except that such financial statements may be consolidated to the extent consolidation is permitted or required under GAAP or as a matter of Requirements of Law; provided, that (i) appropriate notation shall be made on such consolidated financial statements to indicate the separateness of such Seller from such Affiliate and to indicate that such Seller’s assets and credit are not available to satisfy the debts and other obligations of such Affiliate or any other Person and (ii) such assets shall also be listed on such Seller’s own separate balance sheet) and file its own tax returns, if any (except to the extent consolidation is required or permitted under Requirements of Law);
(vii)such Seller shall be, and at all times shall hold itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate), shall correct any Known misunderstanding regarding its status as a separate entity, shall conduct business in its own name, and shall not identify itself or any of its Affiliates as a division of the other;
(viii)such Seller shall maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations and shall remain solvent; provided, that the foregoing shall not require any member, partner or shareholder of such Seller to make any additional capital contributions to such Seller;
(ix)such Seller shall not commingle its funds or other assets with those of any Affiliate or any other Person and shall maintain its properties and assets in such a manner that it would not be costly or difficult to identify, segregate or ascertain its properties and assets from those of others;
(x)[Reserved];
(xi)such Seller shall not hold itself out to be responsible for the debts or obligations of any other Person;
(xii)such Seller shall not, without the prior written consent of its Independent Manager, take any action constituting an Act of Insolvency;
(xiii)such Seller shall, at all times, have at least one (1) Independent Manager;
(xiv)such Seller’s organizational documents shall provide (i) that Realisation Agent be given at least two (2) Business Days prior notice of the removal and/or replacement of any Independent Manager, together with the name and contact information of the replacement Independent Manager and evidence of the replacement’s satisfaction of the definition of Independent Manager and (ii) that any Independent Manager of such Seller shall not have any fiduciary duty to anyone including the holders of the equity interest in such Seller and any Affiliates of such Seller except such Seller and the creditors of such Seller with respect to taking of, or otherwise voting on, any Act of Insolvency; provided, that the foregoing shall not eliminate the implied contractual covenant of good faith and fair dealing;

(xv)such Seller shall not enter into any transaction with an Affiliate of such Seller except on commercially reasonable terms similar to those available to unaffiliated parties in an arm’s length transaction;
(xvi)such Seller shall maintain a sufficient number of employees (or obtain services to be performed by its Affiliates and/or their respective employees) in light of contemplated business operations, provided that such Seller shall not be required to maintain any employees;
(xvii)such Seller shall use separate stationary, invoices and checks bearing its own name, and allocate fairly and reasonably any overhead for shared office space and for services performed by an employee of an Affiliate;
(xviii)such Seller shall not pledge its assets to secure the obligations of any other Person other than to Purchasers pursuant to the Transaction Documents;
(xix)such Seller shall not form, acquire or hold any Subsidiary or own any equity interest in any other entity; and
(xx)such Seller shall not create, incur, assume or suffer to exist any Indebtedness or Lien in or on any of its property, assets, revenue, the Purchased Assets, the other Collateral, whether now owned or hereafter acquired, other than (A) obligations under the Transaction Documents, (B) obligations under the documents evidencing the Purchased Assets, and (C) unsecured trade payables, in an aggregate amount not to exceed $250,000 at any one time outstanding, incurred in the ordinary course of acquiring, owning, financing and disposing of the Purchased Assets; provided, however, that any such trade payables incurred by such Seller shall be paid within ninety (90) days of the date incurred unless the same are being contested in good faith and adequate reserves in respect of which are maintained (it being understood that the amount of any trade debt denominated in an Applicable Currency other than U.S. Dollars shall be calculated under this clause (xx) based on the then-current equivalent of such amount based on the Spot Rate with respect to such Applicable Currency as of the date of determination).
The parties hereto acknowledge and agree that the Existing Agreements and the transactions thereunder shall not be deemed to result in a breach of the covenants contained in this Article 13 by any Seller and the entry by any applicable Seller into this Agreement and the other Transaction Documents shall not be deemed to result in a breach thereby of any of the special purpose entity covenants set forth in the Existing Agreements.
ARTICLE 14

EVENTS OF DEFAULT; REMEDIES
(q)Events of Default. Each of the following events shall constitute an “Event of Default” under this Agreement:
(vii)Failure to Repurchase or Repay. Any Seller shall fail to repurchase any Purchased Asset upon the applicable Repurchase Date or shall fail to pay the applicable Repurchase Price when and as required pursuant to the Transaction Documents.
(viii)Failure to Pay Purchase Price Differential. Purchasers shall fail to receive on any Remittance Date the accrued and unpaid Purchase Price Differential; provided, however, no more than two (2) times during any twelve (12) month period Sellers may cure such failure within one (1) Business Day if such failure arose solely by reason of an error or omission of an administrative or operational nature and funds were available to Sellers to enable it to make such payment when due.
(ix)Failure to Cure Margin Deficit. Any Seller shall fail to cure any Margin Deficit within the period specified in Article 4.
(x)Failure to Remit Principal Payment or other Income. Any Seller fails to remit (or cause to be remitted) to any Purchaser any Principal Payment or other Income received with respect to a Purchased Asset for application in accordance with Article 5.
(xi)Other Payment Default. Any Seller shall fail to make any payment not otherwise enumerated that is owing to any Purchaser, Repurchase Agent, Realisation Agent or Common Issuer Facility Agent that has become due, whether by acceleration or otherwise under the terms of this Agreement, within five (5) Business Days after notice to such Seller from any Person or such Seller’s Knowledge thereof.
(xii)Negative Acts. Any Seller shall fail to perform, comply with or observe any term, covenant or agreement applicable to such Seller contained in Article 11 (Negative Covenants of Sellers) or Article 13 (Single Purpose Entity Covenants); provided, however, that if such failure is susceptible to cure, such Seller fails to cure the same within five (5) Business Days after notice of such breach from any Person or such Seller’s Knowledge thereof (provided that, any such breach resulting from the willful misconduct or bad faith of any Seller Party or any Affiliate thereof shall not be susceptible to cure).
(xiii)Act of Insolvency. An Act of Insolvency occurs with respect to any Seller Party.
(xiv)Admission of Inability to Perform. Any Person described in the definition of Knowledge shall admit to any Purchaser, Repurchase Agent or Realisation Agent in writing or in formal written communications to any other Person its inability to, or its intention not to, perform any of its respective obligations under any Transaction Document.
(xv)Transaction Documents. Any Transaction Document or a replacement therefor acceptable to Purchasers shall for whatever reason be terminated (other than by any Purchaser, Repurchase Agent or Realisation Agent without cause) or cease to be in full force and effect, or shall not be enforceable in accordance with its terms, or any Person (other than Purchaser, Repurchase Agent or Realisation Agent) shall contest the validity or enforceability of any Transaction Document or the validity, perfection or priority of any Lien granted thereunder, or any Person (other than Purchaser, Repurchase Agent or Realisation Agent) shall seek to disaffirm, terminate or reduce its obligations under any Transaction Document.
(xvi)Cross-Default. Any Seller Party shall be in default under (x) the Parallel Agreement, (y) any Indebtedness of such Seller Party which default (A) involves the failure to pay a matured obligation or (B) permits the acceleration of the maturity of obligations by any other party to or beneficiary with respect to such Indebtedness; or (z) any other contract to which such Seller Party is a party which default (A) involves the failure to pay a matured obligation or (B) permits the acceleration of the maturity of obligations by any other party to or beneficiary of such contract, in each case of clauses (y) and (z), to the extent the obligations in connection with such default individually or in the aggregate with other defaults are at least equal to the applicable Default Threshold;

provided, however, that any such default or failure to perform shall not constitute a Default or an Event of Default if the applicable Seller Party cures such default or failure to perform, as the case may be, within the grace period, if any, provided under the applicable agreement.
(xvii)ERISA. (A) Any Seller or an ERISA Affiliate shall engage in any “prohibited transaction” (as defined in Section 406 of ERISA or Section 4975 of the Internal Revenue Code) involving any Plan that is not exempt from such Sections of ERISA and the Internal Revenue Code, (B) any material “accumulated funding deficiency” (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of any Seller or any ERISA Affiliate, (C) a Reportable Event (as referenced in Section 4043(b)(3) of ERISA) shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of Realisation Agent, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (D) any Plan shall terminate for purposes of Title IV of ERISA, or (E) any Seller or any ERISA Affiliate shall, or in the reasonable opinion of Realisation Agent is likely to, incur any liability in connection with a withdrawal from, or the insolvency or reorganization of, a Multiemployer Plan; and in each case in clauses (A) through (E) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect.
(xviii)Recharacterization. Either (A) the Transaction Documents shall for any reason not cause, or shall cease to cause, the applicable Purchaser to be the owner free of any adverse claim of any of the Purchased Assets and other Purchased Items or (B) if a Transaction is recharacterized as a secured financing, and the Transaction Documents with respect to any Transaction shall for any reason cease to create and maintain a valid first priority security interest in favor of the applicable Purchaser in any of the Collateral and the related Seller fails to repurchase the applicable Purchased Asset, in each case, within three (3) Business Days after notice thereof to the applicable Seller from any Person or such Seller’s Knowledge thereof;
(xix)Governmental or Regulatory Action. Any governmental, regulatory, or self-regulatory authority shall have taken any action to remove, limit, restrict, suspend or terminate the rights, privileges, or operations of any Seller Party, which suspension has a Material Adverse Effect pursuant to clauses (b), (c) or (d) of the definition thereof.
(xx)Note Event of Default. The occurrence of a Note Event of Default.
(xxi)Change of Control. A Change of Control shall have occurred without the prior written consent of Realisation Agent.
(xxii)Representation or Warranty Breach. If any representation, warranty or certification (other than (A) the Due Diligence Representations which shall be considered solely for the purpose of determining the Market Value and eligibility of the Purchased Assets, unless the related Seller shall have made any such representations and warranties with Knowledge that they were materially false or misleading at the time made or (B) as disclosed in a Requested Exceptions Report approved in accordance with the terms hereof) made to any Purchaser, Repurchase Agent or Realisation Agent by, or on behalf of, any Seller Party shall have been incorrect or untrue in any respect (or, with respect to any representation or warranty made by any Seller (x) in Articles 10(s), 10(t), 10(w) or 10(y) with respect to any Purchased Asset or (y) pursuant to Exhibit V, in any material respect) when made or repeated or deemed to have been made or repeated; provided, that, if such breach is susceptible to cure, the related Seller fails to cure the same within ten (10) Business Days after notice of such breach to such Seller from any Person or such Seller’s Knowledge thereof (provided that, any such breach resulting from the willful misconduct or bad faith of any Seller Party or any Affiliate thereof shall not be susceptible to cure).
(xxiii)Judgment. Any final non-appealable judgment by any competent court in the United States of America or other relevant jurisdiction for the payment of money is rendered against any Seller Party in an amount at least equal to the applicable Litigation Threshold, and such judgment remains undischarged or unpaid for a period of sixty (60) days, during which period execution of such judgment is not effectively stayed by bonding over or other means reasonably acceptable to Realisation Agent.
(xxiv)Guarantor Breach. The breach by Guarantor of the covenants made by it in Article V(i) (Limitation on Distributions) or Article V(k) (Financial Covenants) of the Guaranty.
(xxv)Securitisation Reporting. The failure by any Seller Party to comply with Article 12(b)(vi) which continues after notice of such failure from any Purchaser or Realisation Agent or such Seller Party’s Knowledge thereof for (i) fifteen (15) Business Days with respect to information available to such Seller Party directly or which is provided by the related Borrower to Servicer or Securitisation Regulations Reporting Servicer and Servicer or Securitisation Regulations Reporting Servicer, as applicable, is subject to a contractual obligation that such information be passed on to the related Seller; (ii) thirty (30) calendar days with respect to information which is provided by the related Borrower to any servicer or facility agent other than Servicer or Securitisation Regulations Reporting Servicer and such servicer or facility agent, as applicable, is subject to a contractual obligation that such information be passed on to the related Seller; and (iii) forty (40) calendar days with respect to information which is not available to Seller pursuant to either of clauses (i) or (ii) above.
(xxvi)Early Redemption Event. If Realisation Agent receives an Early Redemption Notice and does not waive the same.
(xxvii)Other Covenant Default. If any Seller Party shall breach or fail to perform any of the terms, covenants, obligations or conditions under any Transaction Document, other than as specifically otherwise referred to in this definition of “Event of Default”, provided, that, if such breach or failure to perform is susceptible to cure, then such Seller Party shall have five (5) Business Days after the earlier of notice to such Seller Party from any Person, or such Seller Party’s Knowledge, of such breach or failure to perform, to remedy such breach or failure to perform (provided that, any breach or failure to perform resulting from the willful misconduct or bad faith of any applicable Seller Party or any Affiliate thereof shall not be susceptible to cure), provided, however, that if such breach or failure to perform is susceptible to cure but cannot reasonably be cured within such period and such Seller Party shall have commenced cure within such period and is thereafter diligently and expeditiously proceeds to cure the same, such period shall be extended for such time as is reasonably necessary for such Seller Party, in the exercise of due diligence, to cure such breach or failure to perform, but in no event shall such cure period exceed thirty (30) days after the earlier of notice to such Seller Party from any Person, or such Seller Party’s Knowledge, of such breach or failure to perform.

(r)Remedies. If an Event of Default shall occur and be continuing with respect to any Seller, the following rights and remedies shall be available to Purchasers (and may be exercised by Realisation Agent on behalf of Purchasers):
(i)At the option of Purchasers, exercised by written notice to any Seller (which option shall be deemed to have been exercised, even if no notice is given, immediately upon the occurrence of an Act of Insolvency with respect to any Seller Party), the Repurchase Date for each Transaction hereunder shall, if it has not already occurred, be deemed immediately to occur (such date, the “Accelerated Repurchase Date”).
(ii)If Purchasers exercise or are deemed to have exercised the option referred to in Article 14(b)(i):
(A)each Seller’s obligations hereunder to repurchase all Purchased Assets shall become immediately due and payable on and as of the Accelerated Repurchase Date;
(B)to the extent permitted by applicable law, the Repurchase Price with respect to each Transaction (determined as of the Accelerated Repurchase Date) shall be increased by the aggregate amount obtained by daily application of, on a 360 day per year basis for the actual number of days during the period from and including the Accelerated Repurchase Date to but excluding the date of payment of the Repurchase Price (as so increased), (x) the Pricing Rate for such Transaction multiplied by (y) the Purchase Price for such Transaction (decreased by (I) any amounts actually remitted to (or for the account of) Purchasers by Account Bank, Securities Intermediary or any Seller from time to time pursuant to Article 5 and applied to such Repurchase Price, and (II) any amounts applied to the Repurchase Price pursuant to Article 14(b)(iii));
(C)the Custodian shall, upon the request of Purchasers, deliver to Purchasers or their designee all instruments, certificates and other documents then held by the Custodian relating to the Purchased Assets; and
(D)Purchasers may (1) immediately sell, at a public or private sale in a commercially reasonable manner and at such price or prices Purchasers may deem satisfactory any or all of the Purchased Assets, and/or (2) in its sole and absolute discretion elect, in lieu of selling all or a portion of such Purchased Assets, to give Sellers credit for such Purchased Assets in an amount equal to the market value of such Purchased Assets (as determined by Purchasers in their sole good faith discretion) against the aggregate unpaid Repurchase Price for such Purchased Assets and any other amounts owing by each Seller under the Transaction Documents. The proceeds of any disposition of Purchased Assets effected pursuant to this Article 14(b)(ii) shall be applied to the Repurchase Obligations in such order of priority as Purchasers shall determine in its sole and absolute discretion.
(i)The parties acknowledge and agree that (A) the Purchased Assets subject to any Transaction hereunder are not instruments traded in a recognized market, (B) in the absence of a generally recognized source for prices or bid or offer quotations for any Purchased Asset, Realisation Agent may establish the source therefor in its sole and absolute discretion and (C) all prices, bids and offers shall be determined together with accrued Income (except to the extent contrary to market practice with respect to the relevant Purchased Assets). The parties recognize that it may not be possible to purchase or sell all of the Purchased Assets on a particular Business Day, or in a transaction with the same purchaser, or in the same manner because the market for such Purchased Assets may not be liquid. In view of the nature of the Purchased Assets, the parties agree that liquidation of a Transaction or the Purchased Assets does not require a public purchase or sale and that a good faith private purchase or sale shall be deemed to have been made in a commercially reasonable manner. Accordingly, Realisation Agent may elect, in its sole and absolute discretion, the time and manner of liquidating any Purchased Assets, and nothing contained herein shall (A) obligate Realisation Agent to liquidate any Purchased Assets on the occurrence and during the continuance of an Event of Default or to liquidate all of the Purchased Assets in the same manner or on the same Business Day or (B) constitute a waiver of any right or remedy of Purchasers or Realisation Agent.
(ii)Sellers shall be liable to Purchasers, Repurchase Agent, Realisation Agent and their respective Affiliates and shall indemnify Purchasers, Repurchase Agent, Realisation Agent and their respective Affiliates for the amount (including, without limitation, in connection with the enforcement of the Transaction Documents) of all actual losses, out-of-pocket costs and expenses (including, without limitation, the reasonable fees and expenses of outside counsel) incurred by any of them in connection with or as a consequence of an Event of Default.
(iii)Purchasers, Repurchase Agent and Realisation Agent shall have, in addition to its rights and remedies under the Transaction Documents, all of the rights and remedies provided by applicable federal, state, foreign (where relevant), and local laws (including, without limitation, if the Transactions are recharacterized as secured financings, the rights and remedies of a secured party under the UCC (or, with respect to any Foreign Purchased Asset, the equivalent Requirements of Law in the relevant non-U.S. jurisdiction), to the extent that the UCC or such other Requirement of Law is applicable, and the right to offset any mutual debt and claim and the right to appropriate the Purchased Assets in accordance with Section 14(b)(ii)(D)), in equity, and under any other agreement between any such Person and any Seller. Without limiting the generality of the foregoing, Purchasers shall be entitled to set-off the proceeds of the liquidation of the Purchased Assets against all of Sellers’ obligations to Purchasers under this Agreement, without prejudice to Purchasers’ right to recover any deficiency. The parties hereto agree that the method of valuation of Purchased Assets provided for in this Section 14(b) shall constitute a commercially reasonable method of valuation for the purposes of the FCA Regulations;
(iv)Realisation Agent may exercise any or all of the remedies available to Purchasers on behalf Purchasers immediately upon the occurrence of an Event of Default and at any time during the continuance thereof. All rights and remedies arising under the Transaction Documents, as amended from time to time, are cumulative and not exclusive of any other rights or remedies that Purchasers, Repurchase Agent or Realisation Agent may have.
(v)Purchasers, Repurchase Agent and Realisation Agent may enforce its rights and remedies hereunder without prior judicial process or hearing, and each Seller hereby expressly waives any defenses such Seller might otherwise have to require any Purchaser, Repurchase Agent or Realisation Agent to enforce its rights by judicial process. Each Seller also waives, to the extent permitted by law, any defense such Seller might otherwise have arising from the use of nonjudicial process, disposition of any or all of the Purchased Assets, or from any other election of remedies. Each Seller recognizes that nonjudicial remedies are consistent with the usages of the trade, are responsive to commercial necessity and are the result of a bargain at arm’s length.

(vi)With respect to any Foreign Purchased Asset, Purchasers, Repurchase Agent and Realisation Agent may take any steps necessary to vest all or any of such Foreign Purchased Asset in the name of the applicable Purchaser (or its designee) including completing and submitting any Transfer Certificate to the relevant facility agent and making payment of any transfer fees. Each Seller hereby agrees that any such transfer fees paid by or on behalf of Purchasers will constitute “Indemnified Amounts” for the purposes of Article 27 of this Agreement.
(s)Power of Attorney. Each Seller hereby appoints Purchasers, Repurchase Agent and Realisation Agent as attorney-in-fact of such Seller during the continuance of an Event of Default for the purpose of taking any action and executing or endorsing any instruments that any Purchaser, Repurchase Agent or Realisation Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including the exercise of any remedies hereunder, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Sellers hereby agree to deliver to Purchasers, Repurchase Agent or Realisation Agent upon request such powers of attorney as to evidence such appointment as Purchasers, Repurchase Agent or Realisation Agent may reasonably request.
ARTICLE 15

SET-OFF
(t)In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, each Seller hereby grants to Purchasers, after the occurrence and during the continuance of an Event of Default, a right to set-off, appropriate and apply, without prior written notice to any Seller, any sum or obligation (whether or not arising under the Transaction Documents, whether matured or unmatured, whether or not contingent, irrespective of the currency, place of payment or booking office of the sum or obligation and irrespective of whether Purchasers shall have made any demand hereunder) owed by any Seller to any Purchaser against (i) any sum or obligation (whether or not arising under the Transaction Documents, whether matured or unmatured, whether or not contingent and irrespective of the currency, place of payment or booking office of the sum or obligation) owed by such Person to any Seller and (ii) any and all deposits (general or specified), monies, credits, securities, collateral or other property of any Seller and the proceeds therefrom, now or hereafter held or received for the account of such Seller (whether for safekeeping, custody, pledge, transmission, collection, or otherwise) by any Purchaser or any entity under the control of any such Person and its respective successors and assigns (including, without limitation, branches and agencies of any Purchaser, wherever located). The applicable Person shall give written notice to the applicable Seller of any set-off effected under this Article 15 to the extent it is not prohibited from doing so by applicable law.
(u)If a sum or obligation is unascertained, the applicable Person may in good faith estimate that obligation and set-off in respect of the estimate, subject to the relevant party accounting to the other when the obligation is ascertained. Nothing in this Article 15 shall be effective to create a charge or other security interest. This Article 15 shall be without prejudice and in addition to any right of set-off, combination of accounts, lien or other rights to which any party is at any time otherwise entitled (whether by operation of law, contract or otherwise).
(v)ANY AND ALL RIGHTS TO REQUIRE ANY PURCHASER OR ITS AFFILIATES TO EXERCISE THEIR RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL OR PURCHASED ITEMS THAT SECURE THE AMOUNTS OWING TO ANY PURCHASER OR ITS AFFILIATES BY ANY SELLER UNDER THE TRANSACTION DOCUMENTS, PRIOR TO EXERCISING THEIR RIGHT OF SET-OFF WITH RESPECT TO SUCH MONIES, SECURITIES, COLLATERAL, DEPOSITS, CREDITS

OR OTHER PROPERTY OF SUCH SELLER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED BY EACH SELLER.
ARTICLE 16

SINGLE AGREEMENT
Each Purchaser, each Seller, Repurchase Agent and Realisation Agent acknowledge that, and have entered hereinto and will enter into each Transaction hereunder in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and have been made in consideration of each other. Accordingly, each Purchaser, each Seller, Repurchase Agent and Realisation Agent agrees (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder, (ii) that each of them shall be entitled to set-off claims and apply property held by them in respect of any Transaction against obligations owing to them in respect of any other Transactions hereunder and (iii) that payments, deliveries and other transfers made by either of them in respect of any Transaction shall be deemed to have been made in consideration of payments, deliveries and other transfers in respect of any other Transactions hereunder, and the obligations to make any such payments, deliveries and other transfers may be applied against each other and netted.
ARTICLE 17

RECORDING OF COMMUNICATIONS
EACH PURCHASER, EACH SELLER, REPURCHASE AGENT AND REALISATION AGENT SHALL HAVE THE RIGHT (BUT NOT THE OBLIGATION) FROM TIME TO TIME TO MAKE OR CAUSE TO BE MADE RECORDINGS OF COMMUNICATIONS BETWEEN ITS EMPLOYEES, IF ANY, AND THOSE OF THE OTHER PARTY WITH RESPECT TO TRANSACTIONS; PROVIDED, HOWEVER, THAT SUCH RIGHT TO RECORD COMMUNICATIONS SHALL BE LIMITED TO COMMUNICATIONS OF EMPLOYEES TAKING PLACE ON THE TRADING FLOOR OF THE APPLICABLE PARTY. EACH PURCHASER, EACH SELLER, REPURCHASE AGENT AND REALISATION AGENT HEREBY CONSENTS TO THE ADMISSIBILITY OF SUCH RECORDINGS IN ANY COURT, ARBITRATION, OR OTHER PROCEEDINGS, AND AGREES THAT A DULY AUTHENTICATED TRANSCRIPT OF SUCH A TAPE RECORDING SHALL BE DEEMED TO BE A WRITING CONCLUSIVELY EVIDENCING THE PARTIES’ AGREEMENT.
ARTICLE 18

NOTICES AND OTHER COMMUNICATIONS
(w)Unless otherwise provided in this Agreement, all notices, consents, approvals and requests required or permitted hereunder shall be given in writing and shall be effective for all purposes if sent by (a) hand delivery, with proof of delivery, (b) certified or registered United States mail, postage prepaid, (c) expedited prepaid delivery service, either commercial or United States Postal Service, Royal Mail or Australia Post, with proof of delivery, or (d) by electronic mail, provided that, other than with respect to day-to-day notices delivered under this Agreement and other than with respect to any notices delivered under Article 12(a), such electronic mail notice must also be delivered by one of the means set forth in (a), (b), or (c) above unless the sender of such communication receives a verbal or electronic confirmation acknowledging receipt thereof (for the avoidance of doubt, any automatically generated email or any similar automatic response shall not constitute confirmation), to the address specified in Exhibit I hereto or at such other address and person as shall be designated from time to time by the respective notice party, as the case may be, in a written notice to the other parties listed on Exhibit I hereto in the manner provided for in this Article 18; provided, however, at least one of the individuals identified in clause (i) of the definition of “Knowledge” shall be an “attention” party for notices to any Seller. A notice shall be deemed to have been given: (x) in the case of hand delivery, at the time of delivery, if on a Business Day, and otherwise on the next occurring Business Day, (y) in the case of registered or certified mail or expedited prepaid delivery, when delivered, if on a Business Day, and otherwise on the next occurring Business Day, or upon the first attempted delivery on a Business Day or (z) in the case of electronic mail, upon receipt of a verbal or electronic confirmation acknowledging receipt thereof (for the avoidance of doubt, any automatically generated email or any similar automatic response shall not constitute confirmation). A party receiving a notice that does not comply with the technical requirements for notice under this Article 18 may elect to waive any deficiencies and treat the notice as having been properly given. Notwithstanding the foregoing, in the event that any Seller directs any Purchaser to transfer funds pursuant to a Transaction or otherwise in accordance with Article 3 to an account or recipient other than such Seller’s wiring instructions specified on Annex I, such direction shall be in writing (including in a Confirmation) and signed by two (2) Responsible Officers of such Seller; provided, however, that none of any Purchaser or Realisation Agent shall have any duty to confirm that any such request has been signed by the requisite number of Responsible Officers of such Seller and shall not be liable to such Seller if it acts on a request that has not been signed by the requisite number of Responsible Officers of such Seller or at all.
(x)All notices and other communications to be delivered by any Purchaser under the Transaction Documents may be given by Realisation Agent on its behalf. All notices and other communications by any Purchaser or any Seller to any other Person under the Transaction Documents shall be copied to Realisation Agent.
ARTICLE 19

ENTIRE AGREEMENT; SEVERABILITY
This Agreement shall supersede any existing agreements between the parties containing general terms and conditions for repurchase transactions. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
ARTICLE 20

NON-ASSIGNABILITY
(y)No Seller Party may assign any of its rights or obligations under this Agreement or the other Transaction Documents without the prior written consent of each Purchaser (which may be granted or withheld in each Purchaser’s sole and absolute discretion) and any attempt by any Seller Party to assign any of its rights or obligations under this Agreement or any other Transaction Document without the prior written consent of each Purchaser shall be null and void.
(z)Each Purchaser may, without consent of any Seller, but with the written consent of Realisation Agent, at any time and from time to time, assign or participate some or all of its rights and obligations under the Transaction Documents and/or under any Transaction (subject to Article 9(a)) to any Person that is a Qualified Transferee; provided, however, that, so long as no Event of Default shall have occurred and be continuing, without the prior written consent of any Seller (i) no assignment or participation shall be made to a Direct Competitor or to a Borrower or an Affiliate of any Borrower under any Purchased Asset and (ii) other than in the case of a merger or other fundamental corporate transaction (such as a sale of the applicable business unit) (A) Barclays Capital PLC or an Affiliate thereof shall retain a minimum twenty-five percent (25%) direct interest in the Transactions under this Agreement, (B) Sellers shall only be required to interface with the initial Purchaser, Barclays Capital PLC or an Affiliate thereof with respect to this Agreement and the Transactions hereunder and (C) Barclays Capital PLC or an Affiliate thereof shall retain all authority to enforce remedies and provide consents, waivers or approvals (including, without limitation, approving any Eligible Asset as a Purchased Asset or any extension of the Availability Period) under this Agreement and to determine the Market Value for any Purchased Asset under this Agreement; provided that nothing in the foregoing clause (C) shall restrict Realisation Agent from seeking consent, sanction or direction from one or more Noteholders (whether by Extraordinary Resolution (as defined in the Master Definitions and Construction Module) or otherwise) in the manner and to the extent expressly required under the UK Transaction Documents, or consulting with one or more Noteholders as expressly permitted under the UK Transaction Documents or from acting on the directions of the Common Issuer Security Agent (as defined in the Master Definitions and Construction Module) to the extent required under the UK Transaction Documents. In connection with any permitted assignment or participation, the applicable Purchaser may bifurcate or allocate (i.e. senior/subordinate) amounts due to such Purchaser. Each Seller agrees to reasonably cooperate with any Purchaser, at such Purchaser’s sole cost and expense, in connection with any such assignment, transfer or sale of participating interest and to enter into such restatements of, and amendments, supplements and other modifications to, the Transaction Documents to which it is a party in order to give effect to such assignment, transfer or sale of participating interest. Sellers acknowledge that, on the date hereof, each Purchaser shall, in accordance with the Trustee Pledge Agreement, pledge in favor of Common Issuer Security Agent its rights hereunder as security for the Notes issued by such Purchaser. Sellers further acknowledge that Common Issuer Security Agent may, pursuant to the terms of the Trustee Pledge Agreement, assume the role of any Purchaser under this Agreement, in which case, upon receipt of written notice of the same, Sellers shall recognize Common Issuer Security Agent as having all of the rights and obligations of a Purchaser hereunder (for the avoidance of doubt, without limiting the requirements with respect to Barclays Bank PLC set forth in clauses (A) and (C) of the proviso to the first sentence of this Article 20(b)).
(aa)Purchasers, acting solely for this purpose as an agent of Sellers, shall maintain at one of their offices in the United States a copy of each such sale, transfer and assignment and assumption delivered to any Purchaser and a register for the recordation of the names and addresses of each Purchaser and each permitted purchaser, transferee and assignee, as applicable, and the amounts (and stated interest) owing to, each purchaser, transferee and assignee pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the parties hereunder shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Purchaser hereunder for all purposes of this Agreement. The Register shall be available for inspection by any Seller at any reasonable time and from time to time upon reasonable prior notice. No assignment, sale, negotiation, pledge, hypothecation or other transfer of any part of any Persons interest hereunder shall be effective or permitted under this Agreement until such person’s name and address has been registered in the Register pursuant to this Article 20.
(ab)If any Purchaser sells a participation interest pursuant to Article 20(b), it shall, acting solely for this purpose as an agent of the applicable Seller, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest herein or obligations under the Transaction Documents (the “Participant Register”); provided that such Purchaser shall have no obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any Transaction Document) to any Person except to the related Seller or to the extent that such disclosure is necessary to establish that such interest is in registered form under Section 5f.103-1(c) of the United States Treasury regulations.

The entries in the Participant Register shall be conclusive absent manifest error, and the related Purchaser and the related Seller shall treat each Person whose name is recorded in the register as the owner of such participation interest for all purposes of this Agreement notwithstanding any notice to the contrary. No participation pursuant to this Article 20 shall be effective until reflected in the foregoing register.
(ac)Subject to the foregoing, the Transaction Documents and any Transactions shall be binding upon and shall inure to the benefit of the parties and their respective permitted successors and assigns. Nothing in the Transaction Documents, express or implied, shall give to any Person, other than the parties to the Transaction Documents and their respective permitted successors, any benefit or any legal or equitable right, power, remedy or claim under the Transaction Documents.
ARTICLE 21

GOVERNING LAW
THIS AGREEMENT (AND ANY CLAIM OR CONTROVERSY HEREUNDER) SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
ARTICLE 22

WAIVERS AND AMENDMENTS
No express or implied waiver of any Event of Default by either party shall constitute a waiver of any other Event of Default and no exercise of any remedy hereunder by any party shall constitute a waiver of its right to exercise any other remedy hereunder. No modification or waiver of any provision of this Agreement and no consent by any party to a departure herefrom shall be effective unless and until such shall be in writing and duly executed by both of the parties hereto.
ARTICLE 23

INTENT
(ad)The parties intend and recognize that the arrangements under this Agreement are to constitute a “title transfer financial collateral arrangement” or a “security financial collateral arrangement” for the purposes of the Financial Collateral Arrangements (No 2) Regulations 2003 (the “FCA Regulations”). The parties intend and acknowledge that (i) each Transaction is a “repurchase agreement” as that term is defined in Section 101(47) of Title 11 of the United States Code, as amended (except insofar as the type of Assets subject to such Transaction or the term of such Transaction would render such definition inapplicable), and a “securities contract” as that term is defined in Section 741 of Title 11 of the United States Code, as amended (except insofar as the type of assets subject to such Transaction would render such definition inapplicable), (ii) each Purchased Asset constitutes either a “mortgage loan” or “an interest in a mortgage” as such terms are used in Title 11 of the United States Code and (iii) all payments hereunder are deemed “margin payments” or “settlement payments” as defined in Title II of the Bankruptcy Code.

(ae)The parties intend and acknowledge that a party’s right to cause the termination, liquidation or acceleration of, or to set-off or net termination values, payment amounts or other transfer obligations arising under, or in connection with, this Agreement or any Transaction hereunder or to exercise any other remedies pursuant to Article 14 is in each case a contractual right to cause or exercise such right as described in Sections 555, 559 and 561 of Title 11 of the United States Code, as amended.
(af)The parties intend and acknowledge that if a party hereto is an “insured depository institution,” as such term is defined in the Federal Deposit Insurance Act, as amended (“FDIA”), then each Transaction hereunder is a “qualified financial contract,” as that term is defined in the FDIA and any rules, orders or policy statements thereunder (except insofar as the type of assets subject to such Transaction would render such definition inapplicable).
(ag)The parties intend and acknowledge that this Agreement constitutes a “netting contract” as defined in and subject to Title IV of the Federal Deposit Insurance Corporation Improvement Act of 1991 (“FDICIA”) and each payment entitlement and payment obligation under any Transaction hereunder shall constitute a “covered contractual payment entitlement” or “covered contractual payment obligation”, respectively, as defined in and subject to FDICIA (except insofar as one or both of the parties is not a “financial institution” as that term is defined in FDICIA).
(ah)The parties intend and acknowledge that this Agreement constitutes a “master netting agreement” as defined in Section 101(38A) of Title 11 of the United States Code, as amended, and as used in Section 561 of Title 11 of the United States Code, as amended, and a “securities contract” with the meaning of Section 555 and Section 559 under the Bankruptcy Code.
(ai)The parties intend and acknowledge that any provisions hereof or in any other document, agreement or instrument that is related in any way to this Agreement shall be deemed “related to” this Agreement within the meaning of Section 741 of the Bankruptcy Code.
(aj)Notwithstanding anything to the contrary in this Agreement, it is the intention of the parties that, for U.S. Federal, state and local income, franchise and foreign tax purposes and for accounting purposes, each Transaction constitute a financing to the applicable Seller, and that the applicable Seller be (except to the extent that the applicable Purchaser shall have exercised its remedies following an Event of Default) the owner of the Purchased Assets for such purposes. Unless prohibited by applicable law, Sellers and Purchasers agree to treat the Transactions as described in the preceding sentence for all U.S. federal, state, and local income, franchise and foreign tax purposes (including, without limitation, on any and all filings with any U.S. Federal, state, local or foreign taxing authority) and agree not to take any action inconsistent with such treatment except as required by applicable law.
(ak)Each party hereto hereby further agrees that it shall not challenge the characterization of (i) this Agreement as a “repurchase agreement” (except to the extent the related Transaction has a duration that renders such term inapplicable), “securities contract” and/or “master netting agreement”, (ii) each party as a “repo participant” within the meaning of the Bankruptcy Code except insofar as, in the case of a “repurchase agreement”, the term of the Transactions, would render such definition inapplicable, or (iii) Realisation Agent as a “financial institution” or “financial participant” within the meaning of the Bankruptcy Code.

ARTICLE 24

DISCLOSURE RELATING TO CERTAIN FEDERAL PROTECTIONS
The parties acknowledge that they have been advised that:
(al)in the case of any Transaction in which one of the parties is a broker or dealer registered with the Securities and Exchange Commission (“SEC”) under Section 15 of the Exchange Act, the Securities Investor Protection Corporation has taken the position that the provisions of the Securities Investor Protection Act of 1970 (“SIPA”) do not protect the other party with respect to such Transaction;
(am)in the case of any Transaction in which one of the parties is a government securities broker or a government securities dealer registered with the SEC under Section 15C of the 1934 Act, SIPA will not provide protection to the other party with respect to such Transaction; and
(an)in the case of any Transactions in which one of the parties is a financial institution, funds held by the financial institution in connection with such Transaction are not a deposit and therefore are not insured by the Federal Deposit Insurance Corporation or the National Credit Union Share Insurance Fund, as applicable.
ARTICLE 25

CONSENT TO JURISDICTION; WAIVERS
(ao)Each party irrevocably and unconditionally (i) submits to the exclusive jurisdiction of any United States Federal or New York State court sitting in Manhattan, and any appellate court from any such court, solely for the purpose of any suit, action or proceeding brought to enforce its obligations under this Agreement or relating in any way to this Agreement or any Transaction under this Agreement and (ii) waives, to the fullest extent it may effectively do so, any defense of an inconvenient forum to the maintenance of such action or proceeding in any such court and any right of jurisdiction on account of its place of residence or domicile. The parties hereby agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
(ap)To the extent that a party has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, such party hereby irrevocably waives and agrees not to plead or claim such immunity in respect of any action brought to enforce its obligations under this Agreement or relating in any way to this Agreement or any Transaction under this Agreement.
(aq)The parties consent to the service of any summons and complaint and any other process by the mailing of copies of such process to them at their respective address specified herein. Nothing in this Article 25 shall affect the right of any party to serve legal process in any other manner permitted by law or affect the right of any party to bring any enforcement action or proceeding against the other party or its property located in other jurisdictions in the courts of such other jurisdictions to the extent required by the laws of such other jurisdictions.
(ar)EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT

OF OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY INSTRUMENT OR DOCUMENT DELIVERED HEREUNDER OR THEREUNDER.
ARTICLE 26

NO RELIANCE
Each Seller and each Purchaser hereby acknowledges, represents and warrants to the other that, in connection with the negotiation of, the entering into, and the performance under, the Transaction Documents and each Transaction thereunder:
(as)it is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the other party to the Transaction Documents, other than the representations expressly set forth in the Transaction Documents;
(at)it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and it has made its own investment, hedging and trading decisions (including decisions regarding the suitability of any Transaction) based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party;
(au)it is a sophisticated and informed Person that has a full understanding of all the terms, conditions and risks (economic and otherwise) of the Transaction Documents and each Transaction thereunder and is capable of assuming and willing to assume (financially and otherwise) those risks;
(av)it is entering into the Transaction Documents and each Transaction thereunder for the purposes of managing its borrowings or investments or hedging its assets or liabilities and not for purposes of speculation;
(aw)no joint venture exists between any Purchaser and any Seller Party pursuant to any Transaction Document; and
(ax)it is not acting as a fiduciary or financial, investment or commodity trading advisor for the other party and has not given the other party (directly or indirectly through any other Person) any assurance, guarantee or representation whatsoever as to the merits (either legal, regulatory, tax, business, investment, financial accounting or otherwise) of the Transaction Documents or any Transaction thereunder.
ARTICLE 27

INDEMNITY AND EXPENSES
(ay)Sellers hereby agree to indemnify Purchasers, Repurchase Agent, Realisation Agent and their respective Affiliates, and each of its and their Affiliates and each of its and their officers, directors, employees and agents (“Indemnified Parties”) for, and hold harmless from, any and all actual out-of-pocket liabilities, obligations, losses, damages, penalties, actions, judgments, suits, fees, costs, expenses (including, without limitation, the reasonable out-of-pocket fees and expenses of outside counsel), Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under Article 5) or disbursements (all of the foregoing, collectively “Indemnified Amounts”) that may at any time (including, without limitation, such time as this Agreement shall no longer be in effect and the Transactions shall have been repaid in full) be imposed on or asserted against any Indemnified Party in any way whatsoever arising out of or in connection with, or relating to, or as a result of, this Agreement, the other Transaction Documents, any Transactions, any Event of Default or any action taken or omitted to be taken by any Indemnified Party under or in connection with any of the foregoing, and any enforcement of any of the provisions of the Transaction Documents; provided that no Seller shall be liable for Indemnified Amounts resulting from the gross negligence or willful misconduct of any Indemnified Party. Without limiting the generality of the foregoing, each Seller agrees to hold Purchasers, Repurchase Agent and Realisation Agent harmless from and indemnify Purchasers, Repurchase Agent and Realisation Agent against all Indemnified Amounts with respect to all Purchased Assets relating to or arising out of any violation or alleged violation of any environmental law, rule or regulation or any consumer credit laws, including without limitation ERISA, the Truth in Lending Act and/or the Real Estate Settlement Procedures Act in each case, which does not result from the gross negligence or willful misconduct of any Indemnified Party. In any suit, proceeding or action brought by Purchasers, Repurchase Agent or Realisation Agent in connection with any Purchased Asset for any sum owing thereunder, or to enforce any provisions of any Purchased Asset, each Seller agrees to hold Purchasers, Repurchase Agent and Realisation Agent harmless from and indemnify Purchasers, Repurchase Agent and Realisation Agent from and against all Indemnified Amounts suffered by Purchasers, Repurchase Agent or Realisation Agent, as applicable, by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by any Seller Party or any Affiliate thereof party to the Transaction Documents of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from any Seller Party or any Affiliate thereof party to the Transaction Documents. The obligation of each Seller hereunder is a recourse obligation of such Seller. This Article 27(a) shall (other than in respect of Indemnified Taxes) not apply with respect to taxes other than any taxes that represent losses, claims, damages, etc. arising from any non-tax claim.
(az)Sellers agree to pay or reimburse upon written demand all of Purchasers’, Repurchase Agent’s and Realisation Agent’s actual out-of-pocket costs and expenses (including, without limitation, the reasonable fees and expenses of outside counsel) incurred in connection with (i) the preparation, negotiation, execution and consummation of, and any amendment, supplement or modification to, any Transaction Document or any Transaction thereunder, whether or not such Transaction Document (or amendment thereto) or such Transaction is ultimately consummated (provided that the related Seller shall not be required to reimburse Purchasers for any such costs and expenses related to Pre-Purchase Due Diligence in a respect of any Transaction or proposed Transaction which is not ultimately consummated, in each case other than the applicable Pre-Purchase Legal/Due Diligence Review Fee), (ii) the consummation and administration of any Transaction, (iii) any preservation of Purchasers’ rights under the Transaction Documents, (iv) any performance by Purchasers, Repurchase Agent or Realisation Agent of any obligations of any Seller in respect of any Purchased Asset, (v) if any Event of Default has occurred and is continuing any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral or the Equity Pledged Collateral, (vi) the custody, care or preservation of the Collateral or the Equity Pledged Collateral (including insurance, filing and recording costs) and defending or asserting rights and claims of Purchasers in respect thereof, by litigation or otherwise, (vii) the maintenance of the Collection Accounts and the Securities Accounts and registering the Collateral and the Equity Pledged Collateral in the name of any Purchaser, Repurchase Agent or Realisation Agent, as applicable, or its nominee, (viii) any default by any Seller in repurchasing the Purchased Asset after such Seller has given a notice in accordance with Article 3(e) of an Early Repurchase Date, (ix) any failure by any Seller to sell any Eligible Asset to any Purchaser on the Purchase Date thereof, (x) any actions taken and which are reasonably necessary to perfect or continue any lien created under any Transaction Document, (xi) any Purchaser owning any Purchased Asset or other Purchased Item and/or (xii) in accordance with Section 28(e), any due diligence performed by Purchasers, Repurchase Agent or Realisation Agent pursuant to Article 28. All such expenses shall be recourse obligations of Sellers to Purchasers, Repurchase Agent and Realisation Agent under this Agreement. A certificate as to such costs and expenses, setting forth the calculations thereof shall be conclusive and binding upon Sellers absent manifest error.
(ba)This Article 27 shall survive termination of this Agreement and the repurchase of all Purchased Assets.
ARTICLE 28

DUE DILIGENCE
(bb)Each Seller acknowledges that Purchasers and Realisation Agent have the right to perform or appoint persons to perform continuing due diligence reviews with respect to the Purchased Assets (including obtaining updated or new appraisals not to exceed one appraisal per year for any Mortgaged Property so long as the related loan is not a Defaulted Asset), the Borrowers (including any other obligors), the Seller Parties and Servicer for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise. Each Seller agrees that upon reasonable prior notice (unless an Event of Default has occurred and is continuing, in which case no prior notice shall be required), such Seller shall provide (or shall cause any other Seller Party or Servicer, as applicable, to provide) reasonable access to Purchasers and Realisation Agent or other relevant appointee and any of their respective agents, representatives or permitted assigns to the offices of such Seller, such other Seller Party or Servicer, as the case may be, during normal business hours and permit them to examine, inspect, and make copies and extracts of the Purchased Asset Files, Servicing Records and any and all documents, records, agreements, instruments or information relating to such Purchased Assets in the possession or under the control of such party.
(bc)Each Seller agrees that it shall, promptly upon reasonable request of any Purchaser, Realisation Agent or other relevant appointee, deliver (or shall cause to be delivered) to Purchasers and Realisation Agent or other relevant appointee and any of their respective agents, representatives or permitted assigns copies of any documents permitted to be reviewed by Purchasers and Realisation Agent or other relevant appointee in accordance with Article 28(a).
(bd)Each Seller agrees to make available (or to cause any other Seller Party or Servicer, as applicable, to make available) to Purchasers and Realisation Agent and any of their respective agents, representatives or permitted assigns (i) in person at the time of any inspection pursuant to Article 28(a) or (ii) upon reasonable prior written notice (unless an Event of Default has occurred and is continuing, in which case no prior notice shall be required and there shall be no limitation on frequency), by phone, as applicable, a knowledgeable financial or accounting officer or asset manager, as applicable, of such Seller, such other Seller Party or Servicer, as the case may be, for the purpose of answering questions about any of the foregoing Persons, or any other matters relating to the Transaction Documents or any Transaction that any Purchaser or Realisation Agent wishes to discuss with such Person.
(be)Without limiting the generality of the foregoing, each Seller acknowledges that Purchasers may enter into Transactions with Sellers based solely upon the information provided by Sellers to Purchasers or Realisation Agent and the representations, warranties and covenants contained herein, and that any Purchaser or Realisation Agent, at its option, has the right at any time to conduct a partial or complete due diligence review on some or all of the Purchased Assets. Any Purchaser may underwrite such Purchased Assets itself or engage a third-party underwriter to perform such underwriting. Each Seller agrees to reasonably cooperate with Purchasers, Realisation Agent and any third-party underwriter designated by any Purchaser or

Realisation Agent in writing in connection with such underwriting, including, but not limited to, providing Purchasers, Realisation Agent and such third-party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Purchased Assets in the possession, or under the control, of such Seller reasonably requested by any Purchaser or Realisation Agent in writing.
(bf)Each Seller agrees to reimburse Purchasers or Realisation Agent, as applicable, within ten (10) Business Days after receipt of an invoice therefor for any and all reasonable out-of-pocket costs and expenses (including, without limitation, the reasonable fees and expenses of outside counsel) incurred by Purchasers or Realisation Agent, as applicable, in connection with its continuing due diligence activities pursuant to this Article 28.
ARTICLE 29

SERVICING
(bg)The parties hereto agree and acknowledge that the Purchased Assets are sold to Purchasers on a “servicing released” basis and the applicable Purchaser is owner of all Servicing Rights so long as the Purchased Assets are subject to this Agreement. Notwithstanding the foregoing, while no Event of Default exists, each Seller shall be granted a revocable license (which license shall automatically be revoked (i) every thirty (30) days unless the applicable Purchaser or its designee provides written notice to such Seller that such license is extended for another thirty (30) days (provided, however, that if the applicable Purchaser or its designee fails to deliver any such notice of renewal, then upon notice from such Seller of such failure, the applicable Purchaser or its designee shall provide notice to such Seller and Servicer of the applicable Purchaser’s election to extend such thirty (30) day period or not extend such thirty (30) day period and, if such notice of election to extend is provided by the applicable Purchaser or its designee after the expiration of the immediately preceding thirty (30) day period, such extension shall apply retroactively for the period beginning on the last day of such preceding thirty (30) day period through and including the date such notice of election to extend is provided by the applicable Purchaser or its designee), it being acknowledged that Purchasers intend to include such written notice in a Purchase Price Differential statement with respect to the Pricing Rate Period (provided, however, that Purchasers shall have no obligation to provide such written notice in the aforesaid manner)) or (ii) upon the occurrence of an Event of Default) to cause Servicer to service the Purchased Assets sold by such Seller, and such Seller shall, at such Seller’s sole cost and expense, cause Servicer to service the Purchased Assets in accordance with the applicable Servicing Agreement and this Article 29 and for the benefit of Purchasers; provided, however, that while an Event of Default exists, the related Seller’s license to cause Servicer to service the Purchased Assets shall be revoked. Notwithstanding the foregoing, no Seller shall take any action or effect any Material Modification without first having given prior notice thereof to Purchasers, Repurchase Agent and Realisation Agent in each such instance and receiving written consent of Realisation Agent, such consent not to be unreasonably withheld, conditioned or delayed, provided that, for the avoidance of doubt, such determination of reasonableness may be made by Realisation Agent on an independent basis without regard for what would be considered reasonable for Seller.
(bh)Subject to compliance with the Servicing Agreement, the obligation of Servicer (or of the applicable Seller to cause Servicer) to service any of the Purchased Assets shall cease, at Realisation Agent’s option, upon the earliest of (i) Realisation Agent’s termination of Servicer in accordance with Article 29(c), (ii) Realisation Agent not extending the related Seller’s revocable license in accordance with Article 29(a) or (iii) the transfer of servicing to any other Servicer and the assumption of such servicing by such other Servicer in accordance with the terms of this Agreement. Each Seller agrees to reasonably cooperate with Purchasers, Repurchase Agent and Realisation Agent in connection with any termination of Servicer. Upon any termination of Servicer, if no Event of Default shall have occurred and be continuing, Sellers shall at their sole cost and expense transfer the servicing of the effected Purchased Assets to another Servicer approved by Realisation Agent in its reasonable discretion.
(bi)The applicable Purchaser may, in its sole and absolute discretion, terminate Servicer or any sub-servicer with respect to any Purchased Asset (i) upon the occurrence of a default by Servicer under the applicable Servicing Agreement or (ii) in compliance with the Servicing Agreement and any applicable acknowledgment letter, during the continuance of an Event of Default, either for cause or without cause, in each case of clauses (i) and (ii), without payment of any penalty or termination fee. Seller shall reasonably cooperate with Purchasers, Repurchase Agent and Realisation Agent to effectuate the removal of any Servicer or any sub-servicer by the any Purchaser in accordance with this Article 29(c).
(bj)Sellers shall not, and shall not permit Servicer to, employ any other sub-servicers to service the Purchased Assets without the prior written approval of Realisation Agent. If the Purchased Assets are serviced by a sub-servicer, the related Seller shall irrevocably assign all rights, title and interest (if any) in the servicing agreements with such sub-servicer to Purchaser; provided that Servicer may delegate certain non-cashiering administrative functions to third-parties without Realisation Agent’s consent provided that Servicer at all times remains liable for such functions.
(bk)Each Seller shall cause Servicer and any sub-servicer to service the Purchased Assets pursuant to the applicable Servicing Agreement and any other applicable servicing agreement, as the case may be, in each case in accordance with Accepted Servicing Practices. With respect to each Purchased Asset, the applicable Seller shall, within one (1) Business Day following the related Purchase Date, deliver to each Borrower, issuer of a Participation Interest and servicer (including Servicer pursuant to the Servicing Agreement) of a Purchased Asset an irrevocable redirection letter in the form attached as Exhibit XI hereto or such other form as required by Repurchase Agent or Realisation Agent (a “Redirection Letter”) acknowledging Purchasers’ security interest in the Purchased Assets and instructing the Borrower, issuer or servicer, as applicable, to remit all Income received with respect to the Purchased Asset to the applicable Collection Account in accordance with Article 5(e) or as otherwise directed by Repurchase Agent or Realisation Agent in accordance with the Redirection Letter. If a Borrower, issuer, servicer or other obligor forwards any Income with respect to a Purchased Asset to any Seller or to any of its Affiliates rather than directly to the applicable Collection Account, such Seller shall deliver an additional Redirection Letter to such Person, with a simultaneous copy to Servicer, Purchasers, Repurchase Agent and Realisation Agent, and make other commercially reasonable efforts to cause such Person to forward such amounts directly to the applicable Collection Account.
(bl)Each Seller agrees that, upon the applicable Purchaser’s purchase of each Purchased Asset, such Purchaser is the owner of all servicing records related to the Purchased Assets, including but not limited to the applicable Servicing Agreement, files, documents, records, data bases, computer tapes, copies of computer tapes, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records, and any other records relating to or evidencing the servicing of Purchased Assets (the “Servicing Records”) so long as the Purchased Assets are subject to this Agreement. Each Seller covenants to (or use commercially reasonable efforts to cause Servicer to) safeguard such Servicing Records and to deliver them promptly to the applicable Purchaser or its designee (including the Custodian) at such Purchaser’s request.
(bm)The payment of servicing fees shall be solely the responsibility of Sellers and shall be subordinate to payment of amounts outstanding and due to Purchasers under the Transaction Documents (except as expressly set forth in the Transaction Documents).

ARTICLE 30

ACKNOWLEDGMENT AND CONSENT TO BAIL-IN
(bn)Contractual Recognition of Bail-in.
(i)Each party acknowledges and accepts that liabilities arising under this Agreement (other than Excluded Liabilities) may be subject to the exercise of the UK Bail-in Power by the relevant resolution authority and acknowledges and accepts to be bound by any Bail-in Action and the effects thereof (including any variation, modification and/or amendment to the terms of this Agreement as may be necessary to give effect to any such Bail-in Action), which if the Bail-in Termination Amount is payable by any Purchaser to any Seller may include, without limitation:
(A)a reduction, in full or in part, of the Bail-in Termination Amount; and/or
(B)a conversion of all, or a portion of, the Bail-in Termination Amount into shares or other instruments of ownership, in which case such Seller acknowledges and accepts that any such shares or other instruments of ownership may be issued to or conferred upon it as a result of the Bail-in Action.
(i)Each party acknowledges and accepts that this provision is exhaustive on the matters described herein to the exclusion of any other agreements, arrangements or understanding between the parties relating to the subject matter of this Agreement and that no further notice shall be required between the parties pursuant to the Agreement in to order to give effect to the matters described herein.
(ii)The acknowledgements and acceptances contained in clauses (i) and (ii) above will not apply if:
(C)the relevant resolution authority determines that the liabilities arising under this Agreement may be subject to the exercise of the UK Bail-in Power pursuant to the law of the third country governing such liabilities or a binding agreement concluded with such third country and in either case the UK Regulations have been amended to reflect such determination; and/or
(D)the UK Regulations have been repealed or amended in such a way as to remove the requirement for the acknowledgements and acceptances contained in clauses (i) and (ii).
(i)For purposes of this Article 30:
“Bail-in Action” means the exercise of the UK Bail-in Power by the relevant resolution authority in respect of all transactions (or all transactions relating to one or more netting sets, as applicable) under this Agreement.
“Bail-in Termination Amount” means the early termination amount or early termination amounts (howsoever described), together with any accrued but unpaid interest thereon, in respect of all transactions (or all transactions relating to one or more netting sets, as applicable) under this Agreement (before, for the avoidance of doubt, any such amount is written down or converted by the relevant resolution authority).
“BRRD” means Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms.

“Excluded Liabilities” means liabilities excluded from the scope of the contractual recognition of bail-in requirement pursuant to the UK Regulations.
“UK Bail-in Power” means any write-down or conversion power existing from time to time (including, without limitation, any power to amend or alter the maturity of eligible liabilities of an institution under resolution or amend the amount of interest payable under such eligible liabilities or the date on which interest becomes payable, including by suspending payment for a temporary period) under, and exercised in compliance with, any laws, regulations, rules or requirements (together, the “UK Regulations”) in effect in the United Kingdom relating to the transposition of the BRRD as amended from time to time, including but not limited to, the Banking Act 2009 as amended from time to time, and the instruments, rules and standards created thereunder, pursuant to which the obligations of a regulated entity (or other affiliate of a regulated entity) can be reduced (including to zero), cancelled or converted into shares, other securities, or other obligations of such regulated entity or any other person.
A reference to a “regulated entity” is to any BRRD undertaking as such term is defined under the PRA Rulebook promulgated by the United Kingdom Prudential Regulation Authority or to any person falling within IFPRU 11.6, of the FCA Handbook promulgated by the United Kingdom Financial Conduct Authority (“FCA”), both as amended from time to time, which includes, certain credit institutions, investment firms, and certain of their parent or holding companies.
(bo)Contractual Recognition of UK Stay in Resolution. Where a resolution measure is taken in relation to any BRRD undertaking or any member of the same group as that BRRD undertaking and that BRRD undertaking or any member of the same group as that BRRD undertaking is a party to this Agreement (any such party to this Agreement being an “Affected Party”), each other party to this Agreement agrees that it shall only be entitled to exercise any termination rights under or rights to enforce a security interest in connection with this Agreement against the Affected Party to the extent that it would be entitled to do so under the Special Resolution Regime if this Agreement were governed by the laws of any part of the United Kingdom.
For the purpose of this clause, “resolution measure” means a ‘crisis prevention measure’, ‘crisis management measure’ or ‘recognised third-country resolution action’, each with the meaning given in the “PRA Rulebook: CRR Firms and Non-Authorised Persons: Stay in Resolution Instrument 2015”, as may be amended from time to time (the “PRA Contractual Stay Rules”), provided, however, that ‘crisis prevention measure’ shall be interpreted in the manner outlined in Rule 2.3 of the PRA Contractual Stay Rules; “BRRD undertaking”, “group”, “Special Resolution Regime” and “termination right” have the respective meanings given in the PRA Contractual Stay Rules.
(bp)Notice Regarding Client Money Rules. Purchaser, as a CRD credit institution (as such term is defined in the rules of the FCA), holds all money received and held by it hereunder as banker and not as trustee. Accordingly, money that is received and held by a Purchaser from a Seller Party will not be held in accordance with the provisions of the FCA’s Client Asset Sourcebook relating to client money (the “Client Money Rules”) and will not be subject to the statutory trust provided for under the Client Money Rules. In particular, the applicable Purchaser shall not segregate money received by it from a Seller Party from such Purchaser’s money and such Purchaser shall not be liable to account to a Seller Party for any profits made by Purchaser use as banker of such cash and upon failure of such Purchaser, the client money distribution rules within the Client Asset Sourcebook (the “Client Money Distribution Rules”) will not apply to these sums and so a Seller Party will not be entitled to share in any distribution under the Client Money Distribution Rules.

ARTICLE 31

MISCELLANEOUS
(bq)All rights, remedies and powers of Purchasers, Repurchase Agent and Realisation Agent hereunder and in connection herewith are irrevocable and cumulative, and not alternative or exclusive, and shall be in addition to all other rights, remedies and powers of Purchasers, Repurchase Agent and Realisation Agent whether under law, equity or agreement. In addition to the rights and remedies granted to it in this Agreement, to the extent this Agreement is determined to create a security interest, Purchasers shall have all rights and remedies of a secured party under the UCC or, with respect to Foreign Purchased Assets, the equivalent Requirements of Law in the relevant non-U.S. jurisdiction, as applicable.
(br)The Transaction Documents may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Signature pages to any Transaction Document or certification delivered pursuant thereto delivered in electronic form (such as PDF) shall be considered binding with the same force and effect as original signatures.
(bs)The headings in the Transaction Documents are for convenience of reference only and shall not affect the interpretation or construction of the Transaction Documents.
(bt)Each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or be invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
(bu)This Agreement, the Fee Letter and each Confirmation contain a final and complete integration of all prior expressions by the parties with respect to the subject matter hereof and thereof and shall constitute the entire agreement among the parties with respect to such subject matter, superseding all prior oral or written understandings.
(bv)The parties understand that this Agreement is a legally binding agreement that may affect such party’s rights. Each party represents to the other that it has received legal advice from counsel of its choice regarding the meaning and legal significance of this Agreement and that it is satisfied with its legal counsel and the advice received from it.
(bw)Should any provision of this Agreement require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any Person by reason of the rule of construction that a document is to be construed more strictly against the Person who itself or through its agent prepared the same, it being agreed that all parties have participated in the preparation of this Agreement.
(bx)Unless otherwise specifically enumerated, wherever pursuant to this Agreement any Purchaser exercises any right given to it to consent or not consent, or to approve or disapprove, or any arrangement or term is to be satisfactory to, such Purchaser in its sole and absolute discretion, such Purchaser shall decide to consent or not consent, or to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory, in its sole and absolute discretion and such decision by such Purchaser shall be final and conclusive.

ARTICLE 32

TAXES
(by)Status of Purchasers.
(i)If any Purchaser is entitled to an exemption from or reduction of withholding tax with respect to payments made under the Transaction Documents, such Purchaser shall deliver to Sellers, prior to becoming a party to this Agreement, and at the time or times reasonably requested by any Seller, such information, Australian tax file number, Australian Business Number or any other number or exemption details or properly completed and executed documentation reasonably requested by such Seller as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, Purchasers, if reasonably requested by any Seller, shall deliver such other documentation prescribed by applicable law or reasonably requested by such Seller as will enable such Seller to determine whether or not any Purchaser is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in this Article 32(a)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the applicable Purchaser’s reasonable judgment such completion, execution or submission would subject such Purchaser to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Purchaser.
(ii)Without limiting the generality of the foregoing,
(A)if a Purchaser is a U.S. Person, it shall deliver to Sellers on or prior to the date on which such Purchaser becomes a party to this Agreement (and from time to time thereafter upon the reasonable request of any Seller), executed copies or originals of IRS Form W-9 (or any successor form) certifying that such Purchaser is exempt from U.S. federal backup withholding tax;
(B)if a Purchaser is not a U.S. Person, it shall, to the extent it is legally entitled to do so, deliver to Sellers (in such number of copies as shall be requested by any Seller) on or prior to the date on which such Purchaser becomes a party under this Agreement, whichever of the following is applicable:
(1)in the case of a Purchaser that is claiming the benefits of an income tax treaty to which the United States is a party, (x) with respect to payments characterized as interest for U.S. tax purposes under any Transaction Document, executed copies or originals of IRS Form W-8BEN or W-8BEN-E (or any successor forms thereof, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Transaction Document, IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding tax pursuant to the “business profits” or “other income” article of such tax treaty;
(2)executed copies or originals of IRS Form W-8ECI (or any successor form thereof);
(3)in the case of a Purchaser claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal

Revenue Code, (x) a certificate to the effect that such Purchaser is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of any Seller as described in Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” related to any Seller described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies or originals of IRS Form W-8BEN or W-8BEN-E (or any successor form thereof); or
(1)to the extent a Purchaser is not the beneficial owner, executed copies or originals of IRS Form W-8IMY (or any successor form thereof), accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E (or any successor forms thereof, as applicable), a U.S. Tax Compliance Certificate, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if a Purchaser is a partnership and one or more direct or indirect partners of such Purchaser are claiming the portfolio interest exemption, such Purchaser may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner;
(A)if a Purchaser is not a U.S. Person, it shall, to the extent it is legally entitled to do so, deliver to Sellers (in such number of copies as shall be requested by any Seller) on or prior to the date on which such Purchaser becomes a party to this Agreement (and from time to time thereafter upon the reasonable request of any Seller), executed copies or originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit Sellers to determine the withholding or deduction required to be made; and
(B)if a payment made to any Purchaser under any Transaction Document would be subject to U.S. federal withholding tax imposed by FATCA if such Purchaser were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Purchaser shall deliver to Sellers at the time or times prescribed by law and at such time or times reasonably requested by any Seller such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by such Seller as may be necessary for such Seller to comply with its obligations under FATCA and to determine that such Purchaser has complied with such Purchaser’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
Each Purchaser agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification and provide such successor form to Sellers, or promptly notify Sellers in writing of its legal inability to do so.
(bz)If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any taxes as to which it has been indemnified pursuant to this Agreement (including by the payment of additional amounts pursuant to this Agreement), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Agreement with respect to the taxes giving rise to such refund), net of all out of pocket costs and expenses (including taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Agreement (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Agreement, in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Agreement the payment of which would place the indemnified party in a less favorable net after tax position than the indemnified party would have been in if the tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the indemnifying party or any other Person.
(ca)Taxes and Foreign Purchased Assets.
(i)Each of the Purchasers (as relevant), on the one hand, and each of the Sellers (as relevant), on the other hand, each confirm that it will take all steps (including without limitation the completion of procedural formalities) reasonably required by the other such that payments by the obligors in respect of the Foreign Purchased Assets can be made without deduction or withholding for or on account of tax so far as legally permissible.
(ii)Each Purchaser agrees that, so long as no Event of Default has occurred and is continuing, it will promptly notify the applicable Seller if such Purchaser assigns or otherwise transfers any interest in any Foreign Purchased Asset where an individual holding the title of Managing Director or higher within the group at such Purchaser that covers this Agreement has actual knowledge that to do so would or is likely to result in any increased deduction or withholding for or on account of tax from amounts payable by the obligors in respect of such Foreign Purchased Asset.
(cb)Survival. Each party’s obligations under this Article 32 shall survive any assignment of rights by any Purchaser, the termination of the Transactions and the repayment, satisfaction or discharge of all obligations under any Transaction Document.
ARTICLE 33

JOINT AND SEVERAL LIABILITY
(cc)Each Seller hereby acknowledges and agrees that (i) each Seller shall be jointly and severally liable to Purchasers to the maximum extent permitted by Requirements of Law for all Repurchase Obligations, (ii) the liability of each Seller with respect to the Repurchase Obligations (A) shall be absolute and unconditional to the extent set forth in this Agreement and the other Transaction Documents and shall remain in full force and effect, and be reinstated, until all Repurchase Obligations shall have been paid, performed and/or satisfied, as applicable, in full, and (B) until such payment, performance and/or satisfaction, as applicable, has occurred, shall not be discharged, affected, modified or impaired on the occurrence from time to time of any event, including any of the following, whether or not with notice to or the consent of any Seller, (1) the waiver, compromise, settlement, release, termination or amendment (including any extension or postponement of the time for payment, performance, satisfaction, renewal or refinancing) of any of the Repurchase Obligations (other than a waiver, compromise, settlement, release or termination in full of the Repurchase Obligations), (2) the failure to give notice to any

Seller of the occurrence of any nonpayment or other default, (3) the failure to make any demand for payment of any amounts owing to any Purchaser by any other Seller, (4) the release, substitution or exchange by any Purchaser of any Purchased Asset (whether with or without consideration) or the acceptance by any Purchaser of any additional collateral or the availability or claimed availability of any other collateral or source of repayment or any non-perfection or other impairment of collateral, (5) the release of any Person primarily or secondarily liable for all or any part of the Repurchase Obligations, whether by Purchasers or in connection with any Act of Insolvency affecting any Seller or any other Person who, or any of whose property, shall at the time in question be obligated in respect of the Repurchase Obligations or any part thereof, or (6) to the extent permitted by Requirements of Law, any other event, occurrence, action or circumstance that would, in the absence of this Article 33, result in the release or discharge of any or all Sellers from the performance or observance of any Repurchase Obligation, (iii) Purchasers shall not be required first to initiate any suit or to exhaust its remedies against any Seller or any other Person to become liable, or against any of the Purchased Assets, in order to enforce the Transaction Documents and each Seller expressly agrees that, notwithstanding the occurrence of any of the foregoing, each Seller shall be and remain directly and primarily liable for all sums due under any of the Transaction Documents, (iv) when making any demand hereunder against any Seller, Purchasers may, but shall be under no obligation to, make a similar demand on any other Seller, and any failure by Purchasers to make any such demand or to collect any payments from any other Seller, or any release of any such other Seller shall not relieve any Seller in a respect of which a demand or collection is not made or Sellers not so released of their obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of Purchasers against Sellers, and (v) on disposition by Purchasers of any Purchased Asset, each Seller shall be and shall remain jointly and severally liable for any deficiency to the extent set forth in this Agreement and the other Transaction Documents.
(cd)In furtherance of the foregoing, each Seller waives (i) any and all notices of the creation, renewal, extension or accrual of any amounts at any time owing to Purchasers by any other Seller under the Transaction Documents, (ii) any and all notices of or proof of reliance by Purchasers upon any Seller or acceptance of the obligations of any Seller under this Article 33, and all such amounts, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the obligations of Sellers under this Article 33, (iii) diligence, presentment, protest, demand for payment and notice of nonpayment or other default to or upon any Seller with respect to any amounts at any time owing to Purchasers by any Seller under the Transaction Documents, other than such notices as are expressly required to be given under this Agreement or any of the other Transaction Documents.
(ce)To the extent any Seller (a “Paying Seller”) shall have paid more than its proportionate share of any payment made hereunder, such Paying Seller hereby waives (i) any right to subrogation or set-off that it may acquire on account of such payment against any other Seller or any collateral security or guarantee and (ii) the right to seek contribution or reimbursement from any other Seller in respect such payment, in each case, until all Repurchase Obligations are paid in full. If any amount shall be paid to any Paying Seller on account of such subrogation rights at any time when any Repurchase Obligations are outstanding, amount shall be held by Paying Seller in trust for Purchasers, segregated from other funds of Paying Seller, and shall, forthwith upon receipt by Paying Seller, be turned over to Purchasers in the exact form received by Paying Seller (duly indorsed by the Paying Seller to Purchasers, if required), to be applied against amounts owing to Purchasers by Sellers under the Transaction Documents, whether matured or unmatured, in such order as Realisation Agent may determine.
(cf)With respect to any matter under the Transaction Documents for which (i) any consent or approval of a Seller is required, (ii) any notice to, or from, a Seller is required or

(iii) any other undertaking is made by a Seller, unless otherwise specified with respect to such consent, approval, notice or undertaking, such action by (or notice to) any Seller shall be sufficient for all such purpose.
ARTICLE 34

REPURCHASE AGENT
(cg)Appointment. Repurchase Agent hereby accepts its appointment as Repurchase Agent in accordance with the terms of this Agreement and the Repurchase Agent Agreement and shall have full authority and power to exercise all of the rights and powers of the Repurchase Agent as expressly set forth in this Agreement and the Repurchase Agent Agreement, together with such powers and discretion as are reasonably incidental thereto.
(ch)Notice to Noteholders. Repurchase Agent shall promptly forward any notice received by under this Agreement to the Noteholders.
(ci)Liability of Repurchase Agent. Neither Repurchase Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Transaction Documents, except for its or their own gross negligence, bad faith or wilful misconduct.
(cj)Repurchase Agent’s Reliance, Etc. Without limitation of the generality of the foregoing, Repurchase Agent: (i) need not recognize any assignee of any Purchaser’s interest hereunder unless and until it receives and accepts an assignment and acceptance entered into by such Purchaser, as assignor, and an eligible assignee, as assignee; (ii) may consult with legal counsel (including counsel for any Seller Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the written advice of such counsel, accountants or experts; (iii) shall not have any duty to ascertain or to inquire as to the performance, observance or satisfaction of any of the terms, covenants or conditions of any Transaction Document on the part of any Seller Party or the existence at any time of any Default or Event of Default or to inspect the property (including the books and records) of any Seller Party; (iv) shall not be responsible to Purchasers for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Transaction Document or any other instrument or document furnished pursuant thereto; (v) shall incur no liability under or in respect of any Transaction Document by acting in good faith upon any notice, consent, certificate or other instrument or writing (which may be by electronic communication) believed by it to be genuine and signed or sent by the proper party or parties; and (vi) shall not be required to take any action that, in its reasonable opinion or the opinion of its counsel, is contrary to any Transaction Document or applicable law.
(ck)Successor Repurchase Agent. Any resignation, termination and appointment of a replacement Repurchase Agent shall be performed in accordance with the Realisation Agent Agreement.
(cl)Relationship of Repurchase Agent and Purchasers. The relationship between Repurchase Agent and Purchasers is not intended by the parties to create, and shall not create, any trust, joint venture or partnership relation between them.
(cm)Repurchase Agent Decisions and Approvals. Notwithstanding anything to the contrary in any Transaction Document, any consent or approval of any Purchaser expressly required or permitted to be made by Repurchase Agent, acting as agent of such Purchaser, may be made by Repurchase Agent without consultation with, or consent or approval of, such Purchaser.
(cn)Information Sharing. The parties hereto hereby acknowledge the disclosure to Affiliates of Repurchase Agent of the information provided in the context of the due diligence process or “Know Your Customer,” along with any relevant transactions-related information, that allows such companies to comply with (i) Repurchase Agent’s internal policies, (ii) their legal obligations relating to the anti-money laundering and counter terrorism financing regulations and (iii) their regulatory reporting to the supervisory authorities. In this regard, the parties hereby guarantee that the data subjects of the personal data that may be included in the referred information have been duly informed of, and when required by applicable data protection regulation, have expressly consented to, the disclosure of their personal data to that effect.
ARTICLE 35

REALISATION AGENT
(co)Appointment. Realisation Agent hereby accepts its appointment as Realisation Agent in accordance with the terms of this Agreement and the Realisation Agent Agreement. Pursuant to the Realisation Agent Agreement, each Purchaser has appointed Realisation Agent, as its agent under the Transaction Documents, with full authority and power to exercise, on such Purchaser’s behalf, all of the rights and powers of such Purchaser under the Transaction Documents, together with such powers and discretion as are reasonably incidental thereto. In its capacity as each Purchaser’s contractual representative, Realisation Agent is a “representative” of such Purchaser as used within the meaning of “Secured Party” under Section 9-102 of the UCC.
(cp)Qualified Agent. Pursuant to the Realisation Agent Agreement, Realisation Agent represents and warrants to each Purchaser that as of the date hereof and as of the Purchase Date and covenants that at all times while this Agreement or the Transaction is in effect, it is, and will be, a Qualified Agent.
(cq)Liability of Realisation Agent. Neither Realisation Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Transaction Documents, except for its or their own gross negligence, bad faith or willful misconduct. Notwithstanding the foregoing, in the event that Realisation Agent breaches its obligations under a Transaction Document in any material respect, as a direct result of which it or any Purchaser is in breach of any of its obligations under the Transaction Documents in violation, in any material respect, of the express terms thereof, Seller may pursue the same remedies against Realisation Agent as it would be entitled to pursue against any Purchaser or Realisation Agent in respect of such Purchaser’s or Realisation Agent’s breach as it would have if Article 35 did not apply, provided that Realisation Agent shall have no liability hereunder or under the Transaction Documents (i) for the failure of any Purchaser or any Noteholder to pay or fund any obligations of any Purchaser or any Noteholder under the Transaction Documents or the UK Transaction Documents, as applicable, or (ii) the obligations of any Purchaser which have been delegated to, assumed by or are under the control of Servicer or any trustee, service provider, professional advisor or agent of such Purchaser (other than Realisation Agent) under the Transaction Documents or the UK Transaction Documents. If any Seller makes any claim against Realisation Agent under this paragraph and subsequently recovers all or any part of the losses claimed against Realisation Agent from any other Person, it shall reimburse Realisation Agent in an amount equal to the amount so recovered. In no event shall Realisation Agent be liable to any Seller or any other Person merely because a larger amount could have been received had any liquidation process with respect to any Purchased Asset or any other collateral been delayed or accelerated or had Realisation Agent selected a different auction process or method of liquidating such Purchased Asset or such other collateral.
(cr)Realisation Agent’s Reliance, Etc. Without limitation of the generality of the foregoing, Realisation Agent: (i) need not recognize any assignee of any Purchaser’s interest hereunder unless and until it receives and accepts an assignment and acceptance entered into by such Purchaser, as assignor, and an eligible assignee, as assignee; (ii) may consult with legal counsel (including counsel for any Seller Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to Purchasers and shall not be responsible to Purchasers for any statements, warranties or representations (whether written or oral) made in or in connection with the Transaction Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance, observance or satisfaction of any of the terms, covenants or conditions of any Transaction Document on the part of any Seller Party or the existence at any time of any Default or Event of Default or to inspect the property (including the books and records) of any Seller Party; (v) shall not be responsible to Purchasers for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Transaction Document or any other instrument or document furnished pursuant thereto; (vi) shall incur no liability under or in respect of any Transaction Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by electronic communication) believed by it to be genuine and signed or sent by the proper party or parties; and (vii) shall not be required to take any action that, in its reasonable opinion or the opinion of its counsel, is contrary to any Transaction Document or applicable law.
(cs)Successor Realisation Agent. Any resignation, termination and appointment of a replacement Realisation Agent shall be performed in accordance with the Realisation Agent Agreement.
(ct)Relationship of Realisation Agent and Purchasers. The relationship between Realisation Agent and Purchasers is not intended by the parties to create, and shall not create, any trust, joint venture or partnership relation between them.
(cu)Realisation Agent Decisions and Approvals. Notwithstanding anything to the contrary in any Transaction Document, any consent or approval of any Purchaser which is not expressly delegated to Repurchase Agent shall be given by Realisation Agent, acting as agent of such Purchaser, without consultation with, or consent or approval of, such Purchaser.
(cv)Information Sharing. The parties hereto hereby acknowledge the disclosure to Affiliates of Realisation Agent of the information provided in the context of the due diligence process or “Know Your Customer,” along with any relevant transactions-related information, that allows such companies to comply with (i) Realisation Agent’s internal policies, (ii) their legal obligations relating to the anti-money laundering and counter terrorism financing regulations and (iii) their regulatory reporting to the supervisory authorities. In this regard, the parties hereby guarantee that the data subjects of the personal data that may be included in the referred information have been duly informed of, and when required by applicable data protection regulation, have expressly consented to, the disclosure of their personal data to that effect.

ARTICLE 36

TRANSACTION REPORTING; CONSENT FOR DISCLOSURE OF INFORMATION
(cw)Notwithstanding anything to the contrary in the Agreement or any non-disclosure, confidentiality or other agreements entered into between the parties from time to time, each party hereby consents to the Disclosure of information (the “Reporting Consent”):
(i)to Purchasers’ professional advisors, auditors and to any potential transferee of any Purchaser’s rights under this Agreement or any Transaction;
(ii)to the extent required by, or necessary in order to comply with, any applicable law, rule or regulation which mandates Disclosure of transaction and similar information or to the extent required by, or necessary in order to comply with, any order, request or directive regarding Disclosure of transaction and similar information issued by any relevant authority or body or agency (“Reporting Requirements”); or
(iii)to and between the other party’s head office, branches or affiliates; to any person, agent, third party or entity who provides services to such other party or its head office, branches or affiliates; to a market; or to any trade data repository or any systems or services operated by any trade repository or market, in each case, in connection with such Reporting Requirements.
(cx)Disclosures made pursuant to the Reporting Consent may include, without limitation, Disclosure of information relating to disputes over transactions between the parties, a party’s identity, and certain transaction and pricing data and may result in such information becoming available to the public or recipients in a jurisdiction which may have a different level of protection for personal data from that of the relevant party’s home jurisdiction.
(cy)Notwithstanding anything to the contrary as set out herein, the Reporting Consent shall be deemed to constitute an agreement between the parties with respect to Disclosure in general and shall survive the termination of this Agreement. No amendment to or termination of the Reporting Consent shall be effective unless such amendment or termination is made in writing between the parties and specifically refers to the Reporting Consent.
ARTICLE 37

NON-PETITION
Each Seller agrees and acknowledges that:
(cz)it is not entitled to commence any proceedings against any Purchaser related to its enforcement of this Agreement;
(da)it shall not have the right to take or join any Person in taking any steps against any Purchaser for the purpose of obtaining payment of any amount due from any Purchaser to it; and
(db)neither it nor any Person acting on its behalf shall initiate or join any Person in initiating any proceeding under any bankruptcy, insolvency or similar law or seek the appointment of a receiver, trustee, custodian or similar official in relation to any Purchaser.

ARTICLE 38

EFFECTIVE DATE
With respect to each Purchaser and each Seller, this Agreement shall become effective upon delivery by it of a counterpart of this Agreement executed by it and as of the effective date stated on the signature page of such Purchaser or such Seller, as applicable; provided, for the avoidance of doubt, that this Agreement shall not become effective with respect to any Seller unless each of Purchasers and Realisation Agent shall have completed its “Know Your Customer” and Sanctions diligence with respect to such Seller and each related Seller Party and the results of such diligence are acceptable to such Person in its sole and absolute discretion.
ARTICLE 39

ACKNOWLEDGMENT OF COMMON ISSUER SECURITY
Each Seller hereby acknowledges:
(dc)the creation of the Common Issuer Security by the Common Issuer Security Documents;
(dd)that the Common Issuer Security is held by the Common Issuer Security Agent for the benefit of all the Common Issuer Secured Creditors and that any Receiver shall be appointed by the Common Issuer Security Agent for the benefit of all the Common Issuer Secured Creditors; and
(de)the existence of the rights conferred on the Noteholders by Condition 13.2 (Conditions to delivery of an Enforcement Notice) and 13.4 (Proceedings) of the Conditions of the Notes issued by each Purchaser.
Capitalized terms used in this Article 39 but not otherwise defined shall have the respective meanings given to them in the Master Definitions and Construction Module.
ARTICLE 40
PERPETUAL CREDITOR LIMITATION OF LIABILITY
Each Seller, each Purchaser, Repurchase Agent and the Realisation Agent hereby acknowledges that, notwithstanding any other provision of any Transaction Document, no party shall be entitled to initiate any insolvency proceedings (however described) directly against Perpetual Corporate Trust Limited as trustee of the Parlex 2022-1 Issuer Trust (the “Perpetual Creditor”) to enforce the Collateral and all obligations of the Perpetual Creditor are limited in recourse. Each Seller, each Purchaser, Repurchase Agent and the Realisation Agent agree with and acknowledge to the Perpetual Creditor that:
(a)The Perpetual Creditor enters into this Agreement and each Transaction Document only in its capacity as trustee of the Trust and in no other capacity. Notwithstanding any other provisions of this Agreement (other than the below paragraphs of this Article 40) or any Transaction Document, a liability arising under or in connection with this Agreement or any other Transaction Document is limited to and can be enforced only to the extent to which it can be satisfied out of the assets of the Trust out of which the Perpetual Creditor is actually indemnified for the liability. This limitation of the Perpetual Creditor's liability applies despite any other provision of this Agreement (other than the below paragraphs of this Article 40) or any

Transaction Document and extends to all liabilities and obligations of the Perpetual Creditor in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Agreement or any other Transaction Document.
(b)The parties may not sue the Perpetual Creditor in any capacity other than as trustee of a Trust, including seek the appointment of a receiver (except in relation to the assets of the Trust), a liquidator, an administrator or any similar person to the Perpetual Creditor or prove in any liquidation, administration or arrangement of or affecting the Perpetual Creditor (except in relation to the assets of the Trust).
(c)The provisions of this Article 40 shall not apply to any obligation or liability of the Perpetual Creditor to the extent that it is not satisfied because under this Agreement or by operation of law there is a reduction in the extent of the Perpetual Creditor's indemnification out of the assets of the Trust as a result of the Perpetual Creditor's fraud, negligence or Wilful Default in relation to the Trust.
(d)It is acknowledged that the Sellers are responsible under this Agreement or any other Transaction Document for performing a variety of obligations relating to the Trust. No act or omission of the Perpetual Creditor (including any related failure to satisfy its obligations or breach of representation or warranty under this Agreement or any other Transaction Document) will be considered fraud, negligence or Wilful Default of the Perpetual Creditor to the extent to which the act or omission was caused or contributed to by any failure by any Seller or any other Person to fulfil its obligations relating to the Trust or by any other act or omission of any Seller or any other Person.
(e)No attorney, agent or receiver appointed in accordance with this Agreement or any other Transaction Document has authority to act on behalf of the Perpetual Creditor in a way which exposes the Perpetual Creditor to any personal liability and no act or omission of any such Person will be considered fraud, negligence or Wilful Default of the Perpetual Creditor.
The Perpetual Creditor is not obliged to do or refrain from doing anything under this Agreement or any other Transaction Document (including incur any liability) unless the Perpetual Creditor's liability is limited in the same manner as set out in this Article 40. Solely with respect to this Article 40:
“Trust” shall mean the Parlex 2022-1 Issuer Trust; and
“Wilful Default” shall mean, in respect of the Perpetual Creditor, any wilful failure to comply with or wilful breach of any of its obligations under this Agreement or any other Transaction Document, other than a wilful failure or wilful breach which:
(i)is in accordance with a lawful court order or direction or otherwise required by law;
(ii)is in accordance with a proper instruction or direction from the Realisation Agent or Purchasers in respect of the Trust (as the case may be); or
(iii)arose as a result of a breach by a person other than the Realisation Agent and performance of the action (or non-performance of which gave rise to such breach) is a precondition to the Realisation Agent performing its obligations under the Transaction Documents to which it is a party.
[REMAINDER OF PAGE LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this Agreement as a deed as of the day first written above.
SIGNED for and on behalf
of PARLEX 3A USD IE ISSUER DESIGNATED ACTIVITY COMPANY by its lawfully appointed attorney: Maria Dawson
in the presence of:

___________________
(Witness’ Signature)

___________________                    /s/ Maria Dawson__________
(Witness’ Name)                        (Attorney’s Signature)

___________________
(Witness’ Address)

___________________
(Witness’ Occupation)

Effective Date with respect to Parlex 3A USD IE Issuer Designated Activity Company:__________

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Barclays-BXMT – Master Repurchase Agreement

SIGNED for and on behalf
of PARLEX 3A GBP IE ISSUER DESIGNATED ACTIVITY COMPANY by its lawfully appointed attorney: Paul Carleton
in the presence of:

___________________
(Witness’ Signature)

___________________                    /s/ Paul Carleton__________
(Witness’ Name)                        (Attorney’s Signature)

___________________
(Witness’ Address)

___________________
(Witness’ Occupation)

Effective Date with respect to Parlex 3A GBP IE Issuer Designated Activity Company:__________

[SIGNATURES CONTINUE ON FOLLOWING PAGE]
    2

SIGNED for and on behalf
of PARLEX 3A EUR IE ISSUER DESIGNATED ACTIVITY COMPANY by its lawfully appointed attorney: Jane McCullough
in the presence of:

___________________
(Witness’ Signature)

___________________                    /s/ Jane McCullough_________
(Witness’ Name)                        (Attorney’s Signature)

___________________
(Witness’ Address)

___________________
(Witness’ Occupation)

Effective Date with respect to Parlex 3A EUR IE Issuer Designated Activity Company:__________

[SIGNATURES CONTINUE ON FOLLOWING PAGE]
    3

SIGNED for and on behalf
of PARLEX 3A SEK IE ISSUER DESIGNATED ACTIVITY COMPANY by its lawfully appointed attorney: Helena Hynes
in the presence of:

___________________
(Witness’ Signature)

___________________                    /s/ Helena Hynes_________
(Witness’ Name)                        (Attorney’s Signature)

___________________
(Witness’ Address)

___________________
(Witness’ Occupation)

Effective Date with respect to Parlex 3A SEK IE Issuer Designated Activity Company:__________

[SIGNATURES CONTINUE ON FOLLOWING PAGE]
    4

Signed for and on behalf of Perpetual Corporate Trust Limited (ABN 99 000 341 533) in its capacity as trustee of the Parlex 2022-1 Issuer Trust by its attorneys under a power of attorney dated 21 June 2017 in the presence of:
/s/ Marion Gowing_________
/s/ Samuel Mort	Signature of attorney who declares that the attorney has not received any notice of the revocation of the power of attorney
Marion Gowing
Full name of attorney

Signature of witness who confirms that this document was signed in the witness' presence or signed in counterpart and witnessed over audio visual link in accordance with section 14G of the Electronic Transactions Act (NSW)
Samuel Mort
Full name of witness

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

    5

PARLEX 3A FINCO, LLC, as Repurchase Agent
By:     /s/ Douglas N. Armer__________________
Name: Douglas N. Armer
Title: Executive Vice President, Capital Markets and Treasurer
[SIGNATURES CONTINUE ON FOLLOWING PAGE]

    6

BARCLAYS BANK PLC, as Realisation Agent
By:     /s/ Frank Benhamou_______________
Name: Frank Benhamou
Title: Managing Director
[SIGNATURES CONTINUE ON FOLLOWING PAGE]

    7

PARLEX 3A FINCO, LLC, as US Seller
By: /s/ Douglas N. Armer__________________
Name: Douglas N. Armer
Title: Executive Vice President, Capital Markets and Treasurer
PARLEX 3A UK FINCO, LLC, as UK Seller
By:    /s/ Douglas N. Armer__________________
Name: Douglas N. Armer
Title: Executive Vice President, Capital Markets and Treasurer
PARLEX 3A EUR FINCO, LLC, as EUR Seller
By:    /s/ Douglas N. Armer__________________
Name: Douglas N. Armer
Title: Executive Vice President, Capital Markets and Treasurer
PARLEX 3A SEK FINCO, LLC, as SEK Seller
By:    /s/ Douglas N. Armer__________________
Name: Douglas N. Armer
Title: Executive Vice President, Capital Markets and Treasurer:
GLOSS FINCO 1, LLC, as Gloss Seller
By:    /s/ Douglas N. Armer__________________
Name: Douglas N. Armer
Title: Executive Vice President, Capital Markets and Treasurer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]
    8

Signed, sealed and delivered by Silver Fin Sub TC Pty Ltd in its personal capacity and as trustee for Silver Fin Sub Trust in accordance with section 127 of the Corporations Act 2001 (Cth):
/s/ Christopher Tynan	/s/ Craig Newman
Signature of director	Signature of company secretary/director [delete position as appropriate]
Christopher Tynan	Craig Newman
Full name of director who states that they are a director of Silver Fin Sub TC Pty Ltd	Full name of company secretary/director [delete position as appropriate] who states that they are a company secretary/director [delete position as appropriate] of Silver Fin Sub TC Pty Ltd
    9

ANNEX I
SELLER WIRE INSTRUCTIONS
Payments to US Seller:
Bank Name:     [Redacted]
Bank ABA:     [Redacted]
Account Name:    [Redacted]
Account Number:     [Redacted]
Payments to UK Seller:
Bank Name:     [Redacted]
Account Name:    [Redacted]
Account Number:     [Redacted]
Bank Sort Code:    [Redacted]
IBAN:    [Redacted]
Bank SWIFT ID:     [Redacted]

Payments to EUR Seller:
Bank Name:     [Redacted]
Account Name:    [Redacted]
IBAN:     [Redacted]
Bank SWIFT ID:     [Redacted]
Payments to SEK Seller:
Bank Name:     [Redacted]
Account Name:    [Redacted]
IBAN:    [Redacted]
Account Name:    [Redacted]
Bank SWIFT BIC:     [Redacted]
Intermidiary BIC:     [Redacted]
    [Redacted]
    [Redacted]
    [Redacted]
    [Redacted]

Payments to AUS Seller:
    Annex. I-1

Bank Name:     [Redacted]
Account Name:    [Redacted]
Account Number:     [Redacted]
BSB:    [Redacted]
SWIFT ID:     [Redacted]

Payments to Gloss Seller:
Bank Name:     [Redacted]
Account Name:    [Redacted]
IBAN:     [Redacted]
Bank SWIFT ID:     [Redacted]
In connection with any payments made to a Seller in a currency other than those identified above, in accordance with such wiring instructions provided by the applicable Seller to Purchasers, Common Issuer Facility Agent, Repurchase Agent and Realisation Agent in writing.
    Annex. I-2

ANNEX II
COMMON ISSUER FACILITY AGENT WIRE INSTRUCTIONS
USD CIFA Account. In connection with any such payments to be made to a Common Issuer Facility Agent in U.S. Dollars:
Bank Name:     [Redacted]
Intermediary SWIFT:     [Redacted]
Beneficiary SWIFT:    [Redacted]
Beneficiary Account:     [Redacted]
Reference:    [Redacted]
GBP CIFA Account. In connection with any such payments to be made to a Common Issuer Facility Agent in Pound Sterling:
Bank Name:     [Redacted]
Intermediary SWIFT:     [Redacted]
Beneficiary SWIFT:    [Redacted]
IBAN:    [Redacted]
EUR CIFA Account. In connection with any such payments to be made to Common Issuer Facility Agent in Euros:
Bank Name:     [Redacted]
Beneficiary SWIFT:    [Redacted]
IBAN:     [Redacted]
SEK CIFA Account. In connection with any such payments to be made to Common Issuer Facility Agent in Swedish Krona:
Bank Name:     [Redacted]
Intermediary SWIFT:     [Redacted]
Correspondent Bank: [Redacted]
Beneficiary SWIFT:    [Redacted]
IBAN:     [Redacted]
Reference:    [Redacted]
AUS CIFA Account. In connection with any such payments to be made to Common Issuer Facility Agent in Australian Dollars:
Bank Name:     [Redacted]
Intermediary SWIFT:     [Redacted]
Beneficiary SWIFT:    [Redacted]
IBAN:     [Redacted]
Reference:    [Redacted]
In connection with any payments made to a Common Issuer Facility Agent in a currency other than those identified above, in accordance with such wiring instructions provided by Realisation Agent or Common Issuer Facility Agent to Sellers, Purchasers, Repurchase Agent and Realisation Agent in writing.

    Annex. II-1

ANNEX III
AUS PURCHASER WIRE INSTRUCTIONS
In connection with any such payments to be made to AUS Purchaser:
Bank:    [Redacted]
Intermediary SWIFT:    [Redacted]
Correspondent Bank:    [Redacted]
Beneficiary SWIFT:    [Redacted]
IBAN:    [Redacted]
Reference:    [Redacted]

    Annex. I-2

EXHIBIT I
NAMES AND ADDRESSES FOR COMMUNICATIONS BETWEEN PARTIES
Purchasers:    Parlex 3A USD IE Issuer Designated Activity Company
Parlex 3A GBP IE Issuer Designated Activity Company
Parlex 3A EUR IE Issuer Designated Activity Company
Parlex 3A SEK IE Issuer Designated Activity Company
3rd Floor, Kilmore House
Park Lane, Spencer Dock
Dublin 1
Dublin, Ireland
D01 YE64
Attention: The Directors
Telephone: [Redacted]
Email: [Redacted]
with copies to:    Dechert LLP
Cira Centre
2929 Arch Street
Philadelphia, PA 19104
Attention: Gennady A. Gorel
Telephone: [Redacted]
Email: [Redacted]

Repurchase Agent:    Parlex 3A Finco, LLC
c/o Blackstone Mortgage Trust, Inc.
345 Park Avenue, 42nd Floor
New York, New York 10154
Attention: Douglas Armer
Telephone: [Redacted]
Email: [Redacted]
with copies to:    Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036-8704
Attn:    Daniel L. Stanco
Tel:    [Redacted]
Email:    [Redacted]
Realisation Agent:    Barclays Bank PLC
745 7th Avenue
New York, New York 10019
Attention: Francis X. Gilhool, Jr.
Telephone: [Redacted]
Email: [Redacted]
     [Redacted]
     [Redacted]
     [Redacted]
with copies to:    Dechert LLP
Cira Centre
2929 Arch Street
Philadelphia, PA 19104
    Exhibit I-1

Attention: Gennady A. Gorel
Telephone: [Redacted]
Email: [Redacted]
Sellers:    Parlex 3A Finco, LLC
Parlex 3A UK Finco, LLC
    Parlex 3A EUR Finco, LLC
    Parlex 3A SEK Finco, LLC
    Silver Fin Sub TC Pty Ltd, acting in its personal capacity and as trustee for the Silver Fin Sub Trust
    Gloss Finco 1, LLC
c/o Blackstone Mortgage Trust, Inc.
345 Park Avenue, 42nd Floor
New York, New York 10154
Attention: Douglas Armer
Telephone: [Redacted]
Email: [Redacted]
with copies to:    Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036-8704
Attn:    Daniel L. Stanco
Tel:    [Redacted]
Email:    [Redacted]
Guarantor:    Blackstone Mortgage Trust, Inc.
c/o Blackstone Mortgage Trust, Inc.
345 Park Avenue, 42nd Floor
New York, New York 10154
Attention: Douglas Armer
Telephone: [Redacted]
Email: [Redacted]
with copies to:    Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036-8704
Attn:    Daniel L. Stanco
Tel:    [Redacted]
Email:    [Redacted]
    Annex. I-2

EXHIBIT II
FORM OF CONFIRMATION STATEMENT
[Date]
To: [Parlex 3A USD IE Issuer Designated Activity Company][Parlex 3A GBP IE Issuer Designated Activity Company] [Parlex 3A SEK IE Issuer Designated Activity Company][Perpetual Corporate Trust Limited as Trustee of the Parlex 2022-1 Issuer Trust][Parlex 3A EUR IE Issuer Designated Activity Company] (“Relevant Purchaser”)
Barclays Bank PLC, as Realisation Agent
Ladies and Gentlemen:
Reference is made hereby to the Master Repurchase Agreement, dated as of May __, 2022 (as amended, restated, supplemented, or otherwise modified and in effect from time to time, the “Agreement”) by and among (i) Parlex 3A USD IE Issuer Designated Activity Company, Parlex 3A GBP IE Issuer Designated Activity Company, Parlex 3A EUR IE Issuer Designated Activity Company, Parlex 3A SEK IE Issuer Designated Activity Company and Perpetual Corporate Trust Limited as Trustee of the Parlex 2022-1 Issuer Trust, as Purchasers, (ii) Parlex 3A Finco, LLC, as Repurchase Agent, (iii) Barclays Bank PLC, as Realisation Agent, and (iv) Parlex 3A Finco, LLC, Parlex 3A UK Finco, LLC, Parlex 3A EUR Finco, LLC, Parlex 3A SEK FINCO, LLC, Gloss Finco 1, LLC and Silver Fin Sub TC Pty Ltd, acting in its personal capacity and as trustee for the Silver Fin Sub Trust, as Sellers. This Confirmation is being delivered by Relevant Seller (as identified below) to evidence its agreement to enter into a Transaction pursuant to which (i) Relevant Purchaser will purchase from Relevant Seller the Eligible Asset identified on the attached Schedule 1 and (ii) Relevant Seller will repurchase the Eligible Asset identified on the attached Schedule 1. Relevant Purchaser’s delivery of an executed counterpart of this Confirmation to Relevant Seller evidences Relevant Purchaser’s agreement, subject to and in accordance with the Agreement, to enter into such Transaction with Seller. Capitalized terms used herein without definition have the meanings given in the Agreement.1
Relevant Seller:     [Parlex 3A Finco, LLC][Parlex 3A UK Finco, LLC][Parlex 3A EUR Finco, LLC][Parlex 3A SEK Finco, LLC][Gloss Finco 1, LLC][Silver Fin Sub TC Pty Ltd, acting in its personal capacity and as trustee for the Silver Fin Sub Trust]
Relevant Purchaser:     [Parlex 3A USD IE Issuer Designated Activity Company][Parlex 3A GBP IE Issuer Designated Activity Company] [Parlex 3A SEK IE Issuer Designated Activity Company][Perpetual Corporate Trust Limited as Trustee of the Parlex 2022-1 Issuer Trust][Parlex 3A EUR IE Issuer Designated Activity Company]
Purchase Date:    __________, 20__
Purchased Asset(s):    ___________________, as further identified on Schedule 1
1 Please note that any changes in the Remittance Date may create a mismatch with the securitisation and should be confirmed by all parties.
    Ex. II-1

BUSINESS.28799580.28

Asset Type:    [Mortgage Loan][Mortgage Loan and Mezzanine Loan]2[Senior Note][Senior Participation Interest]
Record Holder:    [N/A][Yes][No]
Controlling Holder:    [N/A][Yes][No]
Outstanding Principal Amount of Purchased
Asset as of Purchase Date:    As set forth on attached Schedule 1
Available Future Advances under Purchased
Asset as of Purchase Date:    As set forth on attached Schedule 1
Approved Future Advances:    [$][€][£][kr][A$]__________
Additional Approved Future
Advance Conditions:     [Specify any additional conditions required by Purchaser]
Repurchase Date:    __________, 20__
Repurchase Price:    As provided in the Agreement
Market Value:    [$][€][£][kr][A$]__________
Applicable Benchmark:    [Term SOFR][SOFR Average][EURIBOR][STIBOR] [Daily Non-Cumulative Compounded RFR Rate][BBSY Rate][___]
[SONIA Reference Rate fallback:3    For the purposes of limb (d) of the definition, the fallback rate used will be [Purchaser’s cost of funds]/[__]]
[Pricing Rate Determination        each of [quarterly IPD benchmark reset dates to be
Date:]                    specified for each EUR/USD/SEK/AUS Purchased
                    Asset][As provided in the Agreement]
Benchmark Floor:    [___]%
Day Count Convention:    [actual/365][actual/360]
Spread of Purchased Asset4:    ______% over [LIBOR][Term SOFR][SOFR Average][EURIBOR][STIBOR][Daily Non-Cumulative Compounded RFR Rate][__]
Applicable Currency:    [$][€][£][kr][A$]
2 Unless otherwise specified, with respect to any Asset Combination, any reference to Eligible Asset or Purchased Asset shall include the applicable Mezzanine Related Asset and the Mezzanine Asset that is, or is proposed to be, subject to the same Transaction.
3 For SONIA asset.
4 For the avoidance of doubt, this represents the spread of the Purchased Asset as specified in the related Purchased Asset Documents.

Ex. II-2

For reference only,
Repo Class A Reference Spread
on the Purchase Date will be5:     __________%
Purchase Date Spot Rate:    [NAP][__________%]6
Purchase Price Percentage:    __________%
Maximum Purchase Price:    [$][€][£][kr][A$]__________
Purchase Price:    [$][€][£][kr][A$]__________ (see attached Schedule 2)
Initial Senior Exposure:    [$][€][£][kr][A$]__________
Maxium Senior Exposure:    [$][€][£][kr][A$]__________
Senior Advance Rate:    __________%
Pricing Rate:    As defined in the Agreement
Governing Agreements:    As identified on attached Schedule 1
Representations and Warranties:    [Exhibit V-[_] to the Agreement][Attached as Schedule 2]7
Purchase Date Funding Fee:    [$][€][£][kr][A$]__________
[Purchased Asset Specific Fee:    [__________]]
Requested Wire Amount:    [$][€][£][kr][A$]__________
Type of Funding:    [Wet][Dry] Funding
Wiring Instructions    [To Relevant Seller][To[name of Designated Funding Party]] as identified on attached Schedule 3

5 Repo Class A Reference Spread is subject to the terms of the UK Transaction Documents and determined pursuant to the UK Transaction Documents.
6 To be included for Foreign Purchased Asset.
7 In the case of (i) a U.S. Purchased Asset, Exhibit V-A, (ii) a Foreign Purchased Asset (GBP), Exhibit V-B, (iii) a Foreign Purchased Asset (EUK), Exhibit V-C, (iv) a Foreign Purchased Asset (SEK), Exhibit V-D, (v) a Foreign Purchased Asset (AUS), Exhibit V-E, (vi) a Repack Security, Exhibit V-F or (vii) any other Foreign Purchased Asset, attach Schedule 2.

Ex. II-3

To evidence your agreement to enter into the Transaction in accordance with the terms set forth in this Confirmation, please return a countersigned copy of this Confirmation to Seller.
[PARLEX 3A FINCO, LLC][ PARLEX 3A UK FINCO, LLC][ PARLEX 3A EUR FINCO, LLC][PARLEX 3A SEK FINCO, LLC][GLOSS FINCO 1, LLC][SILVER FIN SUB TC PTY LTD, ACTING IN ITS PERSONAL CAPACITY AND AS TRUSTEE FOR THE SILVER FIN SUB TRUST]
By:
Name:
Title:
[By:
Name:
Title:]8
AGREED AND ACKNOWLEDGED ON BEHALF OF RELEVANT PURCHASER:
BARCLAYS BANK PLC, as Realisation Agent
By: ________________________________
Name:
Title:
8 If wire instructions are to an account other than Seller’s account as set forth on Annex I to the Agreement, the Confirmation must be signed by two (2) Responsible Officers of Seller.

Ex. II-4

Schedule 1 to Confirmation

Purchased Asset Schedule
Purchased Asset(s):    [ ]
Outstanding Principal Amount of Purchased
Asset as of Purchase Date:    [ ]
Available Future Advances under Purchased
Asset as of Purchase Date:    [ ]

Ex. II-5

Schedule 2 to Confirmation

Transaction Activity Log

Ex. II-6

Schedule 3 to Confirmation
Wiring Instructions
Bank Name: _____________________
ABA #: _____________________
Account Number: _____________________
Reference: _____________________

Ex. II-7

EXHIBIT III
AUTHORIZED REPRESENTATIVES OF SELLERS
PARLEX 3A FINCO, LLC, PARLEX 3A UK FINCO, LLC, PARLEX 3A EUR FINCO, LLC, PARLEX 3A SEK FINCO, LLC, GLOSS FINCO 1, LLC and SILVER FIN SUB TC PTY LTD, ACTING IN ITS PERSONAL CAPACITY AND AS TRUSTEE FOR THE Silver Fin Sub Trust

Name	Specimen Signature
Douglas N. Armer	/s/ Douglas N. Armer
Christopher Tynan	/s/ Christopher Tynan
Craig Newman	/s/ Craig Newman

    Ex. III-1

EXHIBIT IV-A
FORM OF POWER OF ATTORNEY (U.S. PURCHASED ASSETS)
Know All Men by These Presents, that [Parlex 3A Finco, LLC][Gloss Finco 1, LLC], a Delaware limited liability company (“Seller”), does hereby appoint (i) [Parlex 3A USD IE Issuer Designated Activity Company] (“Purchaser”), (ii) Parlex 3A Finco, LLC (“Repurchase Agent”) and (iii) Barclays Bank PLC (together with Purchaser and Repurchase Agent, individually and collectively, as the context may require, “Attorney”), its attorney-in-fact to act in Seller’s name, place and stead in any way that Seller could do with respect to (i) the completion of the endorsements of the Purchased Assets, including without limitation the Promissory Notes, Assignments of Mortgages and Participation Certificates, and any transfer documents related thereto, (ii) the recordation of the Assignments of Mortgages, (iii) the preparation and filing, in form and substance satisfactory to Attorney, of such financing statements, continuation statements, and other uniform commercial code forms, as Attorney may from time to time, reasonably consider necessary to create, perfect, and preserve Purchaser’s security interest in the Purchased Assets and (iv) the enforcement of Seller’s rights under the Purchased Assets purchased by Purchaser pursuant to the Master Repurchase Agreement, dated as of May __, 2022 (as amended, restated, supplemented, or otherwise modified and in effect from time to time, the “Repurchase Agreement”), by and among (i) [Parlex 3A USD IE Issuer Designated Activity Company], [Parlex 3A GBP IE Issuer Designated Activity Company], [Parlex 3A EUR IE Issuer Designated Activity Company], [Parlex 3A SEK IE Issuer Designated Activity Company] and [Perpetual Corporate Trust Limited as Trustee of the Parlex 2022-1 Issuer Trust], as purchasers, (ii) Repurchase Agent, (iii) Realisation Agent and (iv) Parlex 3A Finco, LLC, Parlex 3A UK Finco, LLC, Parlex 3A EUR Finco, LLC, Parlex 3A SEK FINCO, LLC, Gloss Finco 1, LLC and Silver Fin Sub TC Pty Ltd, acting in its personal capacity and as trustee for the Silver Fin Sub Trust, as sellers, and to take such other steps as may be necessary or desirable to enforce Purchaser’s rights against such Purchased Assets, the related Purchased Asset Files and the Servicing Records to the extent that Seller is permitted by law to act through an agent. Capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Repurchase Agreement.
TO INDUCE ANY THIRD PARTY TO ACT HEREUNDER, SELLER HEREBY AGREES THAT ANY THIRD PARTY RECEIVING A DULY EXECUTED COPY OR FACSIMILE OF THIS INSTRUMENT MAY ACT HEREUNDER, AND THAT REVOCATION OR TERMINATION HEREOF SHALL BE INEFFECTIVE AS TO SUCH THIRD PARTY UNLESS AND UNTIL ACTUAL NOTICE OR KNOWLEDGE OR SUCH REVOCATION OR TERMINATION SHALL HAVE BEEN RECEIVED BY SUCH THIRD PARTY, AND SELLER ON ITS OWN BEHALF AND ON BEHALF OF SELLER’S ASSIGNS, HEREBY AGREES TO INDEMNIFY AND HOLD HARMLESS ANY SUCH THIRD PARTY FROM AND AGAINST ANY AND ALL CLAIMS THAT MAY ARISE AGAINST SUCH THIRD PARTY BY REASON OF SUCH THIRD PARTY HAVING RELIED ON THE PROVISIONS OF THIS INSTRUMENT.
THIS POWER OF ATTORNEY SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
[SIGNATURE PAGE FOLLOWS]

    Ex. IV-A-1

IN WITNESS WHEREOF, Seller has caused this Power of Attorney to be executed as a deed this ____ day of __________, 20__.
PARLEX 3A FINCO, LLC
By:
Name:
Title:
STATE OF ______________    )
COUNTY OF ____________    )
On ________, 20__, before me, _____________________, a Notary Public, personally appeared ___________________, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the ______________ that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature _______________________________
(Seal)

Ex. II-2

EXHIBIT IV-B
FORM OF POWER OF ATTORNEY (FOREIGN PURCHASED ASSETS (GBP))
THIS POWER OF ATTORNEY is made and given on [_____] [__], 20[__], by Parlex 3A UK Finco, LLC, a Delaware limited liability company whose registered office is at [_________] (“Seller”) in favor of (i) Parlex 3A GBP IE Finco, LLC, whose registered office is at 3rd Floor, Kilmore House, Park Lane, Spencer Dock, Dublin 1, Dublin, Ireland, D01 YE64 (“Purchaser”), (ii) Parlex 3A Finco, LLC, a Delaware limited liability company which has its registered office at c/o Blackstone Mortgage Trust, Inc., 345 Park Avenue, 42nd Floor,
New York, New York 10154 (“Repurchase Agent”) and (iii) Barclays Bank PLC, a public limited company organized under the laws of England and Wales which has its registered office at 745 7th Avenue, New York, New York 10019 (together with Purchaser and Repurchase Agent, individually and collectively, as the context may require, “Attorney”), for the purposes and on the terms hereinafter set forth.
(A)By a Master Repurchase Agreement, dated as of May __, 2022 (as amended, restated, supplemented, or otherwise modified and in effect from time to time, the “Repurchase Agreement”), Seller agreed to sell, and Attorney agreed to purchase, the Purchased Assets on terms requiring Seller to repurchase the same on the terms set out therein.
(B)In connection with the agreement of Attorney to purchase the Purchased Assets, Seller has agreed to enter into these presents for the purposes hereinafter appearing.
NOW THIS DEED WITNESSETH and SELLER HEREBY APPOINTS Attorney to be its true and lawful attorney in the name of Seller or otherwise, for and on behalf of Seller to do any of the following acts, deeds and things or any of them:
(a)amend, substitute pages (where applicable), complete, date and deliver to the facility agent for execution any Transfer Certificate executed by Seller,
(b)take any action (including exercising voting and/or consent rights) with respect to any participation interest,
(c)complete the preparation and filing, in form and substance satisfactory to Purchaser, of such financing statements, continuation statements, and other UCC or other forms, as Purchaser may from time to time, reasonably consider necessary to create, perfect, and preserve Purchaser’s security interest in the Purchased Assets,
(d)enforce Seller’s rights under the Purchased Assets purchased by Purchaser pursuant to the Repurchase Agreement,
(e)to take such other steps as may be necessary or desirable to fully and effectively transfer Seller’s rights, title and interests in the Purchased Assets to Purchaser or to enforce Purchaser’s rights against, under or with respect to such Purchased Assets and the related Purchased Asset Files and the Servicing Records or to enforce Seller’s rights under the Purchased Assets purchased by Purchaser pursuant to the Repurchase Agreement.
Attorney shall have the power in writing under seal by an officer of Attorney from time to time to appoint a substitute (each, a “Substitute Attorney”) who shall have the power to act on behalf of Seller (whether concurrently with or independently of Attorney) as if that Substitute Attorney shall have been originally appointed as Attorney by this Deed and/or to revoke any such appointment at any time without assigning any reason therefor provided Attorney shall
    Ex. IV-B-1

continue to be liable for the negligence, willful misconduct or bad faith of any such Substitute Attorney appointed by it.
SELLER DECLARES THAT:
This Power of Attorney shall be irrevocable and is given as security for the interests of Attorney under the Repurchase Agreement and will survive and not be affected by the subsequent bankruptcy or insolvency or dissolution of Seller.
Seller hereby agrees at all times hereafter to ratify and confirm whatever Attorney or any Substitute Attorney lawfully does or purports to do in the exercise of any power conferred by this Power of Attorney.
Words and expressions defined in the Repurchase Agreement shall have the same meanings in this Power of Attorney except so far as the context otherwise requires.
This Power of Attorney is governed by and shall be construed in accordance with English law.
[SIGNATURE PAGE FOLLOWS]

    Ex. IV-B-2

IN WITNESS WHEREOF, Seller has caused this Power of Attorney to be executed as a deed this __ day of __________, 20__.
PARLEX 3A UK FINCO, LLC
By: ______________________________
Name:
Title:

    Ex. IV-B-3

EXHIBIT IV-C
FORM OF POWER OF ATTORNEY (FOREIGN PURCHASED ASSETS (EUR))
THIS POWER OF ATTORNEY is made and given on [_____] [__], 20[__], by [Parlex 3A EUR IE Issuer Designated Activity Company], a [_____] whose registered office is at [_____] (“Seller”) in favor of (i) Parlex 3A EUR Finco, LLC, whose registered office is at 3rd Floor, Kilmore House, Park Lane, Spencer Dock, Dublin 1, Dublin, Ireland, D01 YE64 (“Purchaser”), (ii) Parlex 3A Finco, LLC, a Delaware limited liability company which has its registered office at c/o Blackstone Mortgage Trust, Inc., 345 Park Avenue, 42nd Floor
New York, New York 10154 (“Repurchase Agent”) and (iii) Barclays Bank PLC, a public limited company organized under the laws of England and Wales which has its registered office at 745 7th Avenue, New York, New York 10019 (together with Purchaser and Repurchase Agent, individually and collectively, as the context may require, “Attorney”), for the purposes and on the terms hereinafter set forth.
(A)By a Master Repurchase Agreement, dated as of May __, 2022 (as amended, restated, supplemented, or otherwise modified and in effect from time to time, the “Repurchase Agreement”), Seller agreed to sell, and Purchaser agreed to purchase, the Purchased Assets on terms requiring Seller to repurchase the same on the terms set out therein.
(B)In connection with the agreement of Purchaser to purchase the Purchased Assets, Seller has agreed to enter into these presents for the purposes hereinafter appearing.
NOW THIS DEED WITNESSETH and SELLER HEREBY APPOINTS Attorney to be its true and lawful attorney in the name of Seller or otherwise, for and on behalf of Seller to do any of the following acts, deeds and things or any of them:
(a)    amend, substitute pages (where applicable), complete, date and deliver to the facility agent for execution any Transfer Certificate executed by Seller,
(b)    take any action (including exercising voting and/or consent rights) with respect to any participation interest,
(c)    complete the preparation and filing, in form and substance satisfactory to Purchaser, of such financing statements, continuation statements, and other UCC or other forms, as Purchaser may from time to time, reasonably consider necessary to create, perfect, and preserve Purchaser’s security interest in the Purchased Assets,
(d)    enforce Seller’s rights under the Purchased Assets purchased by Purchaser pursuant to the Repurchase Agreement,
(e)    to take such other steps as may be necessary or desirable to fully and effectively transfer Seller’s rights, title and interests in the Purchased Assets to Purchaser or to enforce Purchaser’s rights against, under or with respect to such Purchased Assets and the related Purchased Asset Files and the Servicing Records or to enforce Seller’s rights under the Purchased Assets purchased by Purchaser pursuant to the Repurchase Agreement.
Attorney shall have the power in writing under seal by an officer of Attorney from time to time to appoint a substitute (each, a “Substitute Attorney”) who shall have the power to act on behalf of Seller (whether concurrently with or independently of Attorney) as if that Substitute Attorney shall have been originally appointed as Attorney by this Deed and/or to revoke any such appointment at any time without assigning any reason therefor provided Attorney shall continue
    Ex. IV-C-1

to be liable for the negligence, willful misconduct or bad faith of any such Substitute Attorney appointed by it.
SELLER DECLARES THAT:
This Power of Attorney shall be irrevocable and is given as security for the interests of Attorney under the Repurchase Agreement and will survive and not be affected by the subsequent bankruptcy or insolvency or dissolution of Seller.
Seller hereby agrees at all times hereafter to ratify and confirm whatever Attorney or any Substitute Attorney lawfully does or purports to do in the exercise of any power conferred by this Power of Attorney.
Words and expressions defined in the Repurchase Agreement shall have the same meanings in this Power of Attorney except so far as the context otherwise requires.
This Power of Attorney is governed by and shall be construed in accordance with English law.
[SIGNATURE PAGE FOLLOWS]
    Ex. IV-D-2

IN WITNESS WHEREOF, Seller has caused this Power of Attorney to be executed as a deed this ____ day of __________, 20__.
PARLEX 3A EUR FINCO, LLC
By:
Name:
Title:

    Ex. IV-D-3

EXHIBIT IV-D
FORM OF POWER OF ATTORNEY (FOREIGN PURCHASED ASSETS (SEK))
THIS POWER OF ATTORNEY is made and given on [_____], 20[__], by Parlex 3A SEK Finco, LLC, a Delaware limited liability company whose registered office is at c/o Blackstone Mortgage Trust, Inc., 345 Park Avenue, 42nd Floor, New York, New York 10154 (“Seller”) in favor of (i) Parlex 3A SEK Finco, LLC, whose registered office is at 3rd Floor, Kilmore House, Park Lane, Spencer Dock, Dublin 1, Dublin, Ireland, D01 YE64 (“Purchaser”), (ii) Parlex 3A Finco, LLC, a Delaware limited liability company which has its registered office at c/o Blackstone Mortgage Trust, Inc., 345 Park Avenue, 42nd Floor, New York, New York 10154 (“Repurchase Agent”) and (iii) Barclays Bank PLC, a public limited company organized under the laws of England and Wales which has its registered office at 745 7th Avenue, New York, New York 10019 (together with Purchaser and Repurchase Agent, individually and collectively, as the context may require, “Attorney”), for the purposes and on the terms hereinafter set forth.
(A)By a Master Repurchase Agreement, dated as of May __, 2022 (as amended, restated, supplemented, or otherwise modified and in effect from time to time, the “Repurchase Agreement”), Seller agreed to sell, and Purchaser agreed to purchase, the Purchased Assets on terms requiring Seller to repurchase the same on the terms set out therein.
(B)In connection with the agreement of Purchaser to purchase the Purchased Assets, Seller has agreed to enter into these presents for the purposes hereinafter appearing.
NOW THIS DEED WITNESSETH and SELLER HEREBY APPOINTS Attorney to be its true and lawful attorney in the name of Seller or otherwise, for and on behalf of Seller to do any of the following acts, deeds and things or any of them:
(a)amend, substitute pages (where applicable), complete, date and deliver to the facility agent for execution any Transfer Certificate executed by Seller,
(b)take any action (including exercising voting and/or consent rights) with respect to any participation interest,
(c)complete the preparation and filing, in form and substance satisfactory to Purchaser, of such financing statements, continuation statements, and other UCC or other forms, as Purchaser may from time to time, reasonably consider necessary to create, perfect, and preserve Purchaser’s security interest in the Purchased Assets,
(d)enforce Seller’s rights under the Purchased Assets purchased by Purchaser pursuant to the Repurchase Agreement,
(e)to take such other steps as may be necessary or desirable to fully and effectively transfer Seller’s rights, title and interests in the Purchased Assets to Purchaser or to enforce Purchaser’s rights against, under or with respect to such Purchased Assets and the related Purchased Asset Files and the Servicing Records or to enforce Seller’s rights under the Purchased Assets purchased by Purchaser pursuant to the Repurchase Agreement.
Attorney shall have the power in writing under seal by an officer of Attorney from time to time to appoint a substitute (each, a “Substitute Attorney”) who shall have the power to act on behalf of Seller (whether concurrently with or independently of Attorney) as if that Substitute Attorney shall have been originally appointed as Attorney by this Deed and/or to revoke any such appointment at any time without assigning any reason therefor provided Attorney shall
    Ex. IV-D-1

BUSINESS.28799580.28

continue to be liable for the negligence, willful misconduct or bad faith of any such Substitute Attorney appointed by it.
SELLER DECLARES THAT:
This Power of Attorney shall be irrevocable and is given as security for the interests of Attorney under the Repurchase Agreement and will survive and not be affected by the subsequent bankruptcy or insolvency or dissolution of Seller.
Seller hereby agrees at all times hereafter to ratify and confirm whatever Attorney or any Substitute Attorney lawfully does or purports to do in the exercise of any power conferred by this Power of Attorney.
Words and expressions defined in the Repurchase Agreement shall have the same meanings in this Power of Attorney except so far as the context otherwise requires.
This Power of Attorney is governed by and shall be construed in accordance with English law.
[SIGNATURE PAGE FOLLOWS]
    Ex. IV-D-2

IN WITNESS WHEREOF, Seller has caused this Power of Attorney to be executed as a deed this ____ day of __________, 20__.
PARLEX 3A SEK FINCO, LLC
By: ______________________________
Name:
Title:

    Ex. IV-D-3

EXHIBIT IV-E
FORM OF POWER OF ATTORNEY (FOREIGN PURCHASED ASSETS (AUS))
[TO BE INSERTED]
    Ex. V-E-1

EXHIBIT V-A
REPRESENTATIONS AND WARRANTIES
REGARDING EACH INDIVIDUAL PURCHASED ASSET (FOR U.S. PURCHASED ASSETS)
(Attached)
    Ex. V-B-1

EXHIBIT V-B
REPRESENTATIONS AND WARRANTIES REGARDING INDIVIDUAL PURCHASED ASSETS (FOR FOREIGN PURCHASED ASSETS (GBP))
(Attached)
    Ex. V-B-1

EXHIBIT V-C
REPRESENTATIONS AND WARRANTIES REGARDING INDIVIDUAL PURCHASED ASSETS (FOR FOREIGN PURCHASED ASSETS (EUR))
(Attached)
    Ex. V-B-1

EXHIBIT V-D
REPRESENTATIONS AND WARRANTIES REGARDING INDIVIDUAL PURCHASED ASSETS (FOR FOREIGN PURCHASED ASSETS (SEK))
(Attached)
    Ex. V-B-1

EXHIBIT V-E
REPRESENTATIONS AND WARRANTIES REGARDING INDIVIDUAL PURCHASED ASSETS (FOR FOREIGN PURCHASED ASSETS (AUS))
(Attached)
    Ex. V-B-1

EXHIBIT V-F
REPRESENTATIONS AND WARRANTIES REGARDING INDIVIDUAL PURCHASED ASSETS (FOR REPACK SECURITIES)
(Attached)
    Ex. V-B-1

EXHIBIT VI
ASSET INFORMATION
Purchased Asset Name:
Asset ID #:
Asset Type: [Mortgage Loan] [Mezzanine Loan] [Senior Note] [Senior Participation]
Borrower Name:
Sponsor Name:
Recourse?
Guaranteed?
Original Principal Balance:
Maximum Principal Balance:
Origination Date:
Loan Type (e.g. fixed/arm):
Current Principal Balance (as of __/__/__):
Current Interest Rate (per annum) (as of __/__/__):
Remaining Future Advances (as of __/__/__):
Paid to Date:
Next Payment Due Date:
Initial Maturity Date:
Fully Extended Maturity Date
ARD Loan?
Loan Term:
Fee/Leasehold:
Property Name:
Property Address:
Property City:
Property Zip Code:
Property Type (General):
Property Type (Specific):
Cross-Collateralized (Yes/No):*
Appraiser Name:
Appraised Value:
Appraisal Date:
Covered by Environmental Insurance (Yes/No):
Secondary Financing in Place (Yes/No):
Secondary Financing Amount:
Secondary Financing Description:
Future Supplemental Financing (Yes/No):
Future Supplemental Financing Description:
Servicer:
Originating Law Firm:
Notes:

* If yes, give property information on each property covered and in aggregate as appropriate. Asset ID’s should be denoted with a suffix letter to signify loans/collateral.
    Ex. VI-1

EXHIBIT VII
ADVANCE PROCEDURES
Timing set forth in this Exhibit reflects typical timing Purchaser needs to review the Due Diligence Package. The applicable Purchaser will reasonably cooperate with Seller to accommodate shorter timing, as needed, on a case by case basis.
Submission of Due Diligence Package. No less than ten (10) Business Days prior to the each Purchase Date, Seller shall deliver to the applicable Purchaser for such Purchaser’s review and approval a due diligence package with respect to each Eligible Asset proposed to be purchased on such proposed Purchase Date, which shall contain the following items to the extent such items are applicable to such Eligible Asset and are in Seller’s possession or available to it (the “Due Diligence Package”):
(1)    Purchased Asset Documents. With respect to each Eligible Asset:
(a)    if such Eligible Asset is not a Wet Purchased Asset, each of the Purchased Asset Documents, blacklined against the approved form Purchased Asset Documents; provided, however, if such Eligible Asset has not been originated and closed at the time of such delivery, Seller shall deliver copies of all draft Purchased Asset Documents, blacklined against the approved form Purchased Asset Documents (with executed copies of all Purchased Asset Documents to be delivered no less than three (3) Business Days prior to the proposed Purchase Date);
(b)    if such Eligible Asset is a Wet Purchased Asset, (i) copies of all draft Purchased Asset Documents, along with blacklines against the approved form Purchased Asset Documents, (ii) no later than 11:00 a.m. (New York City time) on the Business Day before the requested Purchase Date, execution versions in final form of (A) the Promissory Note endorsed by the Seller in blank, without recourse (either on the face thereof or pursuant to a separate allonge) and, with respect to Foreign Purchased Assets, copies of all Transfer Certificates (or equivalent documentation in any relevant jurisdiction) duly completed and executed by the relevant parties, (B) the Mortgage and/or pledge agreement, (C) evidence satisfactory to Purchaser that all documents necessary to perfect Seller’s (and, by means of assignment to Purchaser on the Purchase Date, Purchaser’s) security interest in the collateral (or, in the case of a Foreign Purchased Asset, evidence satisfactory to Purchaser of all filings, recordings, notifications and/or regulations required under applicable Requirements of Law in the relevant non-U.S. jurisdiction to perfect a valid first priority legal mortgage or charge in the collateral) and (D) such other components of the Purchased Asset File as Purchaser may reasonably require on a case by case basis with respect to the particular Purchased Asset, in each case, along with blacklines of such executed Purchased Asset Documents against the previously delivered drafts and (iii) not later than the third (3rd) Business Day following the related Purchase Date, executed copies of all Purchased Asset Documents along with blacklines of such executed Purchased Asset Documents against the previously delivered drafts;
(c) if such Eligible Asset is a Wet Purchased Asset, a fully executed and delivered Bailee Letter and Bailee Trust Receipt;
(d)    certificates or other evidence of insurance demonstrating insurance coverage in respect of the underlying real estate directly or indirectly securing or supporting such Eligible Asset of types, in amounts, with insurers and otherwise in compliance with the terms, provisions and conditions set forth in the Purchased Asset
    Ex. VII-1

Documents; provided, however, with respect to any Wet Purchased Asset, if such certificates or other evidence of insurance are not available at least ten (10) Business Day prior to the related Purchase Date, Seller shall deliver such certificates or other evidence of insurance to Purchaser as soon as they are available thereafter, and in any case, by no later than 10:00 a.m. (New York City time) on the Business Day before the requested Purchase Date. Such certificates or other evidence shall indicate that Seller, will be named as an additional insured as its interest may appear and shall contain a loss payee endorsement in favor of such additional insured with respect to the policies required to be maintained under the Purchased Asset Documents;
(e)    all surveys of the underlying real estate directly or indirectly securing or supporting such Eligible Asset;
(f)    satisfactory reports of UCC, tax lien, judgment and litigation searches and title updates conducted by search firms and/or title companies reasonably acceptable to Purchaser with respect to the Eligible Asset, underlying real estate directly or indirectly securing or supporting such Eligible Asset and Borrower, such searches to be conducted in such location reasonably satisfactory to Purchaser;
(g)    an unconditional commitment to issue a Title Policy in favor of Seller and Seller’s successors and/or assigns with respect to Seller’s interest in the related real property and insuring the assignment of the Eligible Asset to Purchaser, with an amount of insurance that shall be not less than the maximum principal amount of the Eligible Asset, or an endorsement or confirmatory letter from the title insurance company that issued the existing title insurance policy, in favor of Seller and Seller’s successors and/or assigns, that amends the existing title insurance policy by stating that the amount of the insurance is not less than the maximum principal amount of the Eligible Asset (taking into account the proposed advance); and
(h)    certificates of occupancy and letters certifying that the property is in compliance with all applicable zoning laws, each issued by the appropriate Governmental Authority.
(2)    Transaction-Specific Due Diligence Materials. Each of the following:
(a)    a summary memorandum outlining the proposed Transaction, including transaction benefits and all material underwriting risks and all Underwriting Issues,
(b)    the Asset Information and, if available, maps and photos of the underlying real estate directly or indirectly securing or supporting such Eligible Asset;
(c)    a current rent roll and roll over schedule;
(d)    a cash flow pro-forma, plus historical information;
(e)    a description of the underlying real estate directly or indirectly securing or supporting such Eligible Asset and any other collateral securing such Eligible Asset, the related collateral securing such Eligible Asset, if any;
(f)    indicative debt service coverage ratios;
(g)    indicative loan-to-value ratios;
    Ex. VII-2

(h)    a term sheet outlining the transaction generally;
(i)    a description of the Borrower and sponsor, including experience with other projects (real estate owned), their ownership structure (including, without limitation, the board of directors, if applicable) and financial statements, if available;
(j)    a description of Seller’s relationship, if any, to the Borrower and sponsor; and
(k)    copies of documents evidencing such Eligible Asset, or current drafts thereof, including, without limitation, underlying debt and security documents, guaranties, the underlying borrower’s and guarantor’s organizational documents, warrant agreements, and loan and collateral pledge agreements, as applicable, provided that, if same are not available to Seller at the time of Seller’s submission of the Due Diligence Package to Purchaser, Seller shall deliver such items to Purchaser promptly upon Seller’s receipt of such items.
(3)    Environmental and Engineering. A “Phase 1” (and, if recommended by such “Phase 1”, “Phase 2”) environmental report, an asbestos survey, if applicable, and an engineering report, each in form reasonably satisfactory to Purchaser, by an engineer or environmental consultant reasonably approved by the applicable Purchaser.
(4)    Credit Memorandum. A credit memorandum, asset summary or other similar document that details cash flow underwriting, historical operating numbers, underwriting footnotes, rent roll and lease rollover schedule.
(5)    Appraisal. An appraisal by a member of the Appraisal Institute performed in accordance with The Federal Institutions Reform, Recovery and Enforcement Act of 1989, as amended, and in relation to Foreign Purchased Assets (AUS), performed in accordance with the Australia and New Zealand Valuation and Property Standards published by the Australian Property Institute and the Property Institute of New Zealand. The related appraisal shall (A) be dated less than twelve (12) months prior to the origination of the Eligible Asset and (B) not be ordered by the related borrower or an Affiliate of the related borrower.
(6)    Opinions of Counsel. Copies of all opinions of counsel addressed to Seller and its successors and assigns from counsel to the underlying obligor on the underlying loan transaction (including, without limitation, as to enforceability of the loan documents, due formation, authority, choice of law, bankruptcy and perfection of security interests) delivered in connection with the origination thereof; provided that Seller may deliver drafts of such opinions if the relevant Eligible Asset is a Wet Purchased Asset, and shall deliver final, executed copies of such opinions (with blacklines to the previously distributed drafts) on the Purchase Date of such Eligible Asset; provided, further, that with respect to Eligible Assets which provide that the Borrower must be a Single-Purpose Entity (as defined in Exhibit V), a counsel’s opinion regarding non-consolidation of the Borrower shall not be required if such Eligible Asset has a maximum principal balance of less than $20 million as of the proposed Purchase Date.
(7)    Additional Real Estate Matters. To the extent obtained by Seller from the Borrower or the underlying obligor at the origination of the Eligible Asset, such other real estate related certificates and documentation as may have been requested by Purchaser, such as abstracts of all leases in effect at the real property relating to such Eligible Asset.
(8)    Exceptions Report. A list of all exceptions to the representations and warranties set forth in Exhibit VI to this Agreement relating to the Purchased Asset and any other Eligibility Criteria for such Purchased Asset (the “Requested Exceptions Report”).
    Ex. VII-3

(9)    Know Your Customer Information. All documentation and other information received, and the results of all searched and investigations performed, as part of “Know Your Customer” and Sanctions diligence with respect to the related Borrower, guarantor and related parties.
(10)    Other Documents. Any other documents as Purchaser or its counsel shall reasonably deem necessary.
(11)    Approval of Eligible Asset. Conditioned upon the timely and satisfactory completion of Seller’s requirements in clause (a) above, Purchaser shall endeavor to, no less than two (2) Business Days prior to the proposed Purchase Date (i) notify Seller in writing (which may take the form of electronic mail format) that Purchaser has not approved the proposed Eligible Asset as a Purchased Asset or (ii) notify Seller in writing (which may take the form of electronic mail format) that Purchaser has approved the proposed Eligible Asset as a Purchased Asset. Purchaser’s failure to respond to Seller on or prior to two (2) Business Days prior to the proposed Purchase Date, shall be deemed to be a denial of Seller’s request that Purchaser approve the proposed Eligible Asset, unless Purchaser and Seller has agreed otherwise in writing.
(12)    Assignment Documents. No less than two (2) Business Days prior to the proposed Purchase Date, Seller shall have delivered to the applicable Purchaser, in form and substance reasonably satisfactory to Purchaser and its counsel, execution versions of all applicable assignment documents in blank with respect to the proposed Eligible Asset that shall be subject to no liens except as expressly permitted by the applicable Purchaser. Each of the assignment documents shall contain such representations and warranties in writing concerning the proposed Eligible Asset and such other terms as in each case shall be reasonably satisfactory to the applicable Purchaser.
    Ex. VII-4

EXHIBIT VIII
FORM OF MARGIN CALL
[DATE]
Via Electronic Transmission
Parlex 3A Finco, LLC
Parlex 3A UK Finco, LLC
Parlex 3A EUR Finco, LLC
Parlex 3A SEK Finco, LLC
Gloss Finco 1, LLC
Silver Fin Sub TC Pty Ltd, acting in its personal capacity and as trustee for the Silver Fin Sub Trust
c/o Blackstone Mortgage Trust, Inc.
345 Park Avenue, 42nd Floor
New York, New York 10154
Attention: Douglas Armer
Email: [Redacted]
U.S. Bank Global Corporate Trust Limited
Fifth Floor
125 Old Broad Street
London, EC2N 1AR
United Kingdom
Attn:    MBS ERG
Email:    [Redacted]
Re:    Master Repurchase Agreement, dated as of May __, 2022 (as amended, restated, supplemented, or otherwise modified and in effect from time to time, the “Master Repurchase Agreement”) by and among (i) Parlex 3A USD IE Issuer Designated Activity Company, Parlex 3A GBP IE Issuer Designated Activity Company, Parlex 3A EUR IE Issuer Designated Activity Company, Parlex 3A SEK IE Issuer Designated Activity Company and Perpetual Corporate Trust Limited as Trustee of the Parlex 2022-1 Issuer Trust, as purchasers, (ii) Parlex 3A Finco, LLC, as Repurchase Agent, (iii) Barclays Bank PLC, as Realisation Agent, and (iv) Parlex 3A Finco, LLC, Parlex 3A UK Finco, LLC, Parlex 3A EUR Finco, LLC, Parlex 3A SEK FINCO, LLC, Gloss Finco 1, LLC and Silver Fin Sub TC Pty Ltd, acting in its personal capacity and as trustee for the Silver Fin Sub Trust, as Sellers
Ladies and Gentlemen:
Pursuant to Article 4(a) of the Master Repurchase Agreement, Realisation Agent hereby notifies Sellers that a Margin Deficit Event has occurred as set forth below. Capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Master Repurchase Agreement.
    Ex. VIII-1

Purchased Asset:    _____________________
(a)    Maximum Senior Exposure of Purchased Asset:    [$][€][£][kr][A$]___________
(b)    Outstanding Senior Exposure of Purchased Asset:    [$][€][£][kr][A$]___________
(c)    Margin Deficit ((a) minus (b)):    [$][€][£][kr][A$]___________
A Margin Deficit Event exists with respect to the Purchased Asset identified above when the amount in (c) above is at least $250,000 (or, with respect to any Foreign Purchased Asset, the then-current equivalent of such amount based on the Spot Rate with respect to the Applicable Currency of such Foreign Purchased Asset as of the date of determination).
MARGIN DEFICIT:    [$][€][£][kr][A$]___________
    Accrued interest from __________ to __________:    [$][€][£][kr][A$]___________
TOTAL AMOUNT DUE:    [$][€][£][kr][A$]___________
WHEN A MARGIN DEFICIT EVENT EXISTS, SELLERS ARE REQUIRED TO CURE THE MARGIN DEFICIT SPECIFIED ABOVE IN ACCORDANCE WITH THE MASTER REPURCHASE AGREEMENT AND WITHIN THE TIME PERIOD SPECIFIED IN ARTICLE 4(b) THEREOF.
BARCLAYS BANK PLC, as Realisation Agent
By:
Name:
Title:
    Ex. VIII-2

EXHIBIT IX
FORM OF RELEASE LETTER
[DATE]
Parlex 3A USD IE Issuer Designated Activity Company
Parlex 3A GBP IE Issuer Designated Activity Company
Parlex 3A SEK IE Issuer Designated Activity Company
Parlex 3A EUR IE Issuer Designated Activity Company
3rd Floor, Kilmore House
Park Lane, Spencer Dock
Dublin 1
Dublin, Ireland
D01 YE64

Perpetual Corporate Trust Limited as Trustee of the Parlex 2022-1 Issuer Trust
[Address]
Re:    Master Repurchase Agreement, dated as of May __, 2022 (as amended, restated, supplemented, or otherwise modified and in effect from time to time, the “Master Repurchase Agreement”) by and among (i) Parlex 3A USD IE Issuer Designated Activity Company, Parlex 3A GBP IE Issuer Designated Activity Company, Parlex 3A EUR IE Issuer Designated Activity Company, Parlex 3A SEK IE Issuer Designated Activity Company and Perpetual Corporate Trust Limited as Trustee of the Parlex 2022-1 Issuer Trust, as Purchasers, (ii) Parlex 3A Finco, LLC, as Repurchase Agent, (iii) Barclays Bank PLC, as Realisation Agent, and (iv) Parlex 3A Finco, LLC, Parlex 3A UK Finco, LLC, Parlex 3A EUR Finco, LLC, Parlex 3A SEK FINCO, LLC, Gloss Finco 1, LLC and Silver Fin Sub TC Pty Ltd, acting in its personal capacity and as trustee for the Silver Fin Sub Trust, as Sellers
Ladies and Gentlemen:
With respect to the Purchased Assets described in the attached Schedule A (the “Purchased Assets”) (a) we hereby certify to you that the Purchased Assets are not subject to a lien of any third party, and (b) we hereby release to you all rights, interests or claims of any kind other than any rights, interests or claims under the Master Repurchase Agreement with respect to such Purchased Assets, such release to be effective automatically without further action by any party upon payment by Purchaser of the amount of the Purchase Price contemplated under the Master Repurchase Agreement (calculated in accordance with the terms thereof) in accordance with the wiring instructions set forth in the Master Repurchase Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Master Repurchase Agreement.
    Ex. IX-1

Very truly yours,
[PARLEX 3A FINCO, LLC][ PARLEX 3A UK FINCO, LLC][ PARLEX 3A EUR FINCO, LLC][PARLEX 3A SEK FINCO, LLC][GLOSS FINCO 1, LLC][SILVER FIN SUB TC PTY LTD, ACTING IN ITS PERSONAL CAPACITY AND AS TRUSTEE FOR THE SILVER FIN SUB TRUST]
By:
Name:
Title:

    Ex. IX-2

Schedule A
[List of Purchased Asset Documents]
    Ex. IX-3

EXHIBIT X
FORM OF COVENANT COMPLIANCE CERTIFICATE
[DATE]
Parlex 3A USD IE Issuer Designated Activity Company
Parlex 3A GBP IE Issuer Designated Activity Company
Parlex 3A SEK IE Issuer Designated Activity Company
Parlex 3A EUR IE Issuer Designated Activity Company
3rd Floor, Kilmore House
Park Lane, Spencer Dock
Dublin 1
Dublin, Ireland
D01 YE64
Perpetual Corporate Trust Limited as Trustee of the Parlex 2022-1 Issuer Trust
[Address]
Barclays Bank PLC, as Realisation Agent
745 7th Avenue
New York, New York 10019
Attention: Francis X. Gilhool, Jr.
Re:    Master Repurchase Agreement, dated as of May __, 2022 (as amended, restated, supplemented, or otherwise modified and in effect from time to time, the “Master Repurchase Agreement”) by and among (i) Parlex 3A USD IE Issuer Designated Activity Company, Parlex 3A GBP IE Issuer Designated Activity Company, Parlex 3A EUR IE Issuer Designated Activity Company, Parlex 3A SEK IE Issuer Designated Activity Company and Perpetual Corporate Trust Limited as Trustee of the Parlex 2022-1 Issuer Trust, as Purchasers, (ii) Parlex 3A Finco, LLC, as Repurchase Agent, (iii) Barclays Bank PLC, as Realisation Agent, and (iv) Parlex 3A Finco, LLC, Parlex 3A UK Finco, LLC, Parlex 3A EUR Finco, LLC, Parlex 3A SEK FINCO, LLC, Gloss Finco 1, LLC and Silver Fin Sub TC Pty Ltd, acting in its personal capacity and as trustee for the Silver Fin Sub Trust, as Sellers
Ladies and Gentlemen:
This Covenant Compliance Certificate is furnished pursuant to that Master Repurchase Agreement and the Guaranty dated as of May __, 2022 (the “Guaranty”) made by Blackstone Mortgage Trust, Inc. (“Guarantor”) in favor of Purchaser. Capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Master Repurchase Agreement.
THE UNDERSIGNED HEREBY CERTIFIES THAT:
(i)    I am a duly elected, qualified and authorized [Chief Financial Officer] of Guarantor.
(ii)    All of the financial statements, calculations and other information set forth in this Covenant Compliance Certificate, including, without limitation, in any
    Ex. X-1

exhibit or other attachment hereto, are true, complete and correct in all material respects as of the date hereof.
(iii)    I have reviewed the terms of the Master Repurchase Agreement, the Guaranty and the other Transaction Documents and I have made, or have caused to be made under my supervision, a detailed review of the transactions and financial condition of the Seller Parties during the accounting period covered by the financial statements attached (or most recently delivered to Purchaser if none are attached).
(iv)    I am not aware of any facts or circumstances that, in the commercially reasonable judgement of Seller, have caused, or are reasonably likely to cause the Market Value of any Purchased Asset to decline at any time within the reasonably foreseeable future.
(v)    As of the date hereof, and since the date of the certificate most recently delivered pursuant to Article 12(b)(v) of the Master Repurchase Agreement, each Seller Party has observed or performed in all material respects all of its covenants and other agreements, and satisfied in all material respects every condition, contained in the Master Repurchase Agreement, the Guaranty and the other Transaction Documents to be observed, performed or satisfied by it.
(vi)    The examinations described in paragraph (iii) above did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Default or an Event of Default during or at the end of the accounting period covered by the attached financial statements, or as of the date of this Covenant Compliance Certificate (including immediately after giving effect to any pending Transactions requested to be entered into), except as set forth below.
(vii)    As of the date hereof, each of the representations and warranties made by each Seller Party in any Transaction Document is true, correct and complete in all material respects with the same force and effect as if made on and as of the date hereof, other than as set forth in any Requested Exceptions Report approved in accordance with the Master Repurchase Agreement.
(viii)    Each Seller Party hereby represents and warrants on behalf of itself that (A) it is in compliance in all material respects with all of the terms and conditions of the Transaction Documents to which it is a party and (B) it has no claim or offset against Purchaser under such Transaction Documents.
(ix)    To the best of my knowledge, each Seller Party has, during the period since the delivery of the immediately preceding Covenant Compliance Certificate, observed or performed all of its covenants and other agreements in all material respects, and satisfied in all material respects every condition, contained the Master Repurchase Agreement, the Guaranty and the other Transaction Documents to be observed, performed or satisfied by it, and I have no knowledge of the occurrence during such period, or present existence, of any condition or event which constitutes a Default or an Event of Default (in each case, including immediately after giving effect to any pending Transactions requested to be entered into), except as set forth below.
(x)    Attached hereto are the calculations demonstrating compliance with the financial covenants set forth in Article V(k) of the Guaranty.]
Described below are the exceptions, if any, to any of the foregoing, listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the
    Ex. IX-2

applicable Seller Party has taken, is taking, or proposes to take with respect to each such condition or event:

The foregoing certifications, together with the financial statements, updates, reports, materials, calculations and other information set forth in any exhibit or other attachment hereto, or otherwise covered by this Covenant Compliance Certificate, are made and delivered as of the date first above written.
BLACKSTONE MORTGAGE TRUST, INC.
By:
Name:
Title:

    Ex. IX-3

EXHIBIT XI
FORM OF REDIRECTION LETTER
[PARLEX 3A FINCO, LLC]
[PARLEX 3A UK FINCO, LLC]
[PARLEX 3A EUR FINCO, LLC]
[PARLEX 3A SEK FINCO, LLC]
[GLOSS FINCO 1, LLC]
[SILVER FIN SUB TC PTY LTD, ACTING IN ITS PERSONAL CAPACITY AND AS TRUSTEE FOR THE SILVER FIN SUB TRUST]
c/o Blackstone Mortgage Trust, Inc.
345 Park Avenue
New York, New York 10154
REDIRECTION LETTER
AS OF [    ], 20[ ]
[Servicer][Borrower]
Ladies and Gentlemen:
Please refer to: (a) that certain [Loan Agreement], dated [_________], 20[ ], by and between [____________] (the “Borrower”), as borrower, and [Parlex 3A Finco, LLC][Parlex 3A UK Finco, LLC][Parlex 3A EUR Finco, LLC][Parlex 3A SEK Finco, LLC][Gloss Finco 1, LLC][Silver Fin Sub TC Pty Ltd, acting in its personal capacity and as trustee for the Silver Fin Sub Trust], [an Australian proprietary company] (the “Lender”), as lender; and (b) all documents securing or relating to that certain $[__________] loan made by the Lender (or its predecessor in interest) to the Borrower on [___________], 20[ ] (the “Loan”).
You are advised as follows, effective as of the date of this letter.
Assignment of the Loan. The Lender has entered into a Master Repurchase Agreement, dated as of May __, 2022 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), with Parlex 3A USD IE Issuer Designated Activity Company, Parlex 3A GBP IE Issuer Designated Activity Company, Parlex 3A SEK IE Issuer Designated Activity Company, Perpetual Corporate Trust Limited as Trustee of the Parlex 2022-1 Issuer Trust, Parlex 3A EUR IE Issuer Designated Activity Company (collectively, “Purchaser”), Parlex 3A Finco, LLC (“Repurchase Agent”), Barclays Bank PLC (“Barclays”), and has assigned its rights and interests in the Loan (and all of its rights and remedies in respect of the Loan) to Purchaser subject to the terms of the Repurchase Agreement. This assignment shall remain in effect unless and until Barclays has notified you otherwise in writing. Purchaser has appointed Repurchase Agent and Realisation Agent as its agent under the Master Repurchase Agreement, and confirms, in such capacity, it may act on behalf of Purchaser under this letter.

Direction of Funds. In connection with the Lender’s obligations under the Repurchase Agreement, the Lender hereby directs you to disburse, by wire transfer, any and all payments to be made under or in respect of the Loan as and when due and payable to the Lender to the following account at PNC Bank, National Association for the benefit of Purchaser:
    Ex. IX-4

PNC Bank, National Association
ABA #[___________]
Deposit Acct No.: [___________]
Deposit Account Name: Midland Loan Services, a Division of PNC Bank, National Association, on behalf of [Parlex 3A Finco, LLC][Parlex 3A UK Finco, LLC][Parlex 3A EUR Finco, LLC][Parlex 3A SEK Finco, LLC][Gloss Finco 1, LLC][Silver Fin Sub TC Pty Ltd, acting in its personal capacity and as trustee for the Silver Fin Sub Trust], for the benefit of [Parlex 3A USD IE Issuer Designated Activity Company][Parlex 3A GBP IE Issuer Designated Activity Company] [Parlex 3A SEK IE Issuer Designated Activity Company][Perpetual Corporate Trust Limited as Trustee of the Parlex 2022-1 Issuer Trust][Parlex 3A EUR IE Issuer Designated Activity Company] – Deposit Account

This direction shall remain in effect unless and until Purchaser, Repurchase Agent or Realisation Agent has notified you otherwise in writing.
Modifications, Waivers, Etc. No modification, waiver, deferral, or release (in whole or in part) of any party’s obligations in respect of this letter shall be effective without the prior written consent of Barclays.
Please acknowledge your acceptance of the terms and directions contained in this correspondence by executing a counterpart of this correspondence and returning it to the undersigned.
[SIGNATURE PAGE FOLLOWS]

    Ex. IX-5

Very truly yours,
[PARLEX 3A FINCO, LLC][ PARLEX 3A UK FINCO, LLC][ PARLEX 3A EUR FINCO, LLC][PARLEX 3A SEK FINCO, LLC][GLOSS FINCO 1, LLC][SILVER FIN SUB TC PTY LTD, ACTING IN ITS PERSONAL CAPACITY AND AS TRUSTEE FOR THE SILVER FIN SUB TRUST]
By:
Name:
Title:
Agreed and accepted this [____]
day of [____________], 20[__]
[____________________]
By:
Name:
Title:
    Ex. IX-6

EXHIBIT XII
FORM OF BAILEE LETTER
[PARLEX 3A FINCO, LLC]
[PARLEX 3A UK FINCO, LLC]
[PARLEX 3A EUR FINCO, LLC]
[PARLEX 3A SEK FINCO, LLC]
[GLOSS FINCO 1, LLC]
[SILVER FIN SUB TC PTY LTD, ACTING IN ITS PERSONAL CAPACITY AND AS TRUSTEE FOR THE SILVER FIN SUB TRUST]
c/o Blackstone Mortgage Trust, Inc.
345 Park Avenue, 42nd Floor
New York, New York 10154
_______________ __, 20__
[Parlex 3A USD IE Issuer Designated Activity Company]
[Parlex 3A GBP IE Issuer Designated Activity Company]
[Parlex 3A SEK IE Issuer Designated Activity Company]
[Parlex 3A EUR IE Issuer Designated Activity Company]
3rd Floor, Kilmore House
Park Lane, Spencer Dock
Dublin 1
Dublin, Ireland
D01 YE64

Perpetual Corporate Trust Limited as Trustee of the Parlex 2022-1 Issuer Trust
Level 18 Angel Place
123 Pitt Street
Sydney
NSW
2000
Barclays Bank PLC
745 7th Avenue
New York, New York 10019
Attention: Francis X. Gilhool, Jr.
Email: [Redacted]
    [Redacted]
    [Redacted]
    [Redacted]
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036-8704
Attn: Daniel L. Stanco, Esq.
Email: [Redacted]
    Ex. XII-1

Re:    Bailee Agreement (the “Bailee Agreement”) in connection with the sale of [Name of Purchased Asset(s)] by [Parlex 3A Finco, LLC][Parlex 3A UK Finco, LLC][Parlex 3A EUR Finco, LLC][Parlex 3A SEK Finco, LLC][Gloss Finco 1, LLC][Silver Fin Sub TC Pty Ltd, acting in its personal capacity and as trustee for the Silver Fin Sub Trust] (“Seller”) to [Parlex 3A USD IE Issuer Designated Activity Company][Parlex 3A GBP IE Issuer Designated Activity Company][Parlex 3A SEK IE Issuer Designated Activity Company][Perpetual Corporate Trust Limited as Trustee of the Parlex 2022-1 Issuer Trust][Parlex 3A EUR IE Issuer Designated Activity Company] (“Purchaser”)
Ladies and Gentlemen:
Reference is made to that certain Master Repurchase Agreement dated as of May __, 2022, by and among inter alia, Seller, Purchaser, Parlex 3A Finco, LLC (“Repurchase Agent”), and Barclays Bank PLC (“Realisation Agent”) (as the same may be amended, modified or supplemented from time to time, the “Repurchase Agreement”). In consideration of the mutual promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller, Purchaser and Ropes & Gray LLP (“Bailee”) hereby agree as follows:
1.Seller shall deliver to Bailee and Bailee shall hold, in connection with the Purchased Asset[s] delivered to Bailee hereunder (for Bailee’s delivery to Custodian), the custodial delivery certificate (the “Custodial Delivery Certificate”) attached hereto as Attachment 1, in connection with the Purchased Asset[s] identified thereon.
2.On or prior to the date indicated on the Custodial Delivery Certificate delivered by Seller (the “Funding Date”), Seller shall have delivered to Bailee, as bailee for hire, the documents set forth on Exhibit B to the Custodial Delivery Certificate (collectively, the “Purchased Asset File[s]”) for the Eligible Asset[s] (the “Purchased Asset[s]”) listed in Exhibit A to the Custodial Delivery Certificate.
3.Bailee shall issue and deliver to Purchaser and Custodian (as defined in Section 5 below) on or prior to the Funding Date by electronic mail in the name of Purchaser, an initial trust receipt and certification in the form of Attachment 2 attached hereto (the “Trust Receipt”), which Trust Receipt shall state that Bailee has received the documents comprising the Purchased Asset File[s] as set forth in the Custodial Delivery Certificate.
4.On the applicable Funding Date, in the event that Purchaser fails to purchase any Eligible Asset from Seller that is identified in the related Custodial Delivery Certificate (as confirmed by Purchaser in writing (which may include electronic mail)), Bailee shall release the Purchased Asset File[s] to Seller in accordance with Seller’s instructions.
5.Following the Funding Date and the funding of the Purchase Price for the applicable Purchased Asset[s], Bailee shall forward the Purchased Asset File[s] to U.S. Bank, National Association (the “Custodian”), at 1133 Rankin Street, Suite 100, St. Paul, Minnesota 55116, Attention: Commercial Review Team, by insured overnight courier for receipt by Custodian no later than 1:00 p.m. on the third (3rd) Business Day following the applicable Funding Date (the “Delivery Date”).
6.From and after the applicable Funding Date until the time of receipt of Purchaser’s written confirmation as described in Section 4 hereof or the applicable Delivery Date, as applicable, Bailee (a) shall maintain continuous custody and control of the related Purchased Asset File[s] as bailee for Purchaser (excluding any period when the same [is/are] under the
    Ex. XII-2

delivery process described in Section 5 hereof) and (b) shall hold the related Purchased Asset File[s] as sole and exclusive bailee for Purchaser unless and until otherwise instructed in writing by Purchaser.
7.In the event that Bailee fails to deliver to Purchaser a Promissory Note or other material portion of a Purchased Asset File[s] that was in its possession to Custodian within five (5) Business Days following the applicable Funding Date and the funding of the Purchase Price for the applicable Purchased Asset[s], the same shall constitute a “Bailee Delivery Failure” under this Bailee Agreement.
8.Seller agrees to indemnify and hold Bailee and its partners, directors, officers and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorneys’ fees and costs, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Bailee Agreement or any action taken or not taken by it or them hereunder unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (other than special, indirect, punitive or consequential damages, which shall in no event be paid by Bailee) were imposed on, incurred by or asserted against Bailee because of the breach by Bailee of its obligations hereunder, which breach was caused by gross negligence or willful misconduct on the part of Bailee or any of its partners, directors, officers, agents or employees. The foregoing indemnification shall survive any resignation or removal of Bailee or the termination or assignment of this Bailee Agreement.
9.Bailee agrees to indemnify and hold Purchaser and its owners, officers, directors, employees, affiliates and designees, harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (other than special, indirect, punitive or consequential damages, which shall in no event be paid by the Bailee), including reasonable attorneys’ fees and costs of outside counsel, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of a Bailee Delivery Failure that was caused by the gross negligence or willful misconduct on the part of Bailee or any of its partners, directors, officers or employees. The foregoing indemnification shall survive any termination or assignment of this Bailee Agreement.
10.Seller hereby represents, warrants and covenants that Bailee is not an affiliate of or otherwise controlled by Seller. Notwithstanding the foregoing, the parties hereby acknowledge that Bailee hereunder may act as counsel to Seller in connection with a proposed Transaction and may represent Seller in connection with any dispute related to this Bailee Agreement or the Transaction Documents.
11.This Bailee Agreement may not be modified, amended or altered, except by written instrument, executed by all of the parties hereto.
12.This Bailee Agreement may not be assigned by Seller or Bailee without the prior written consent of Purchaser.
13.For the purpose of facilitating the execution of this Bailee Agreement as herein provided and for other purposes, this Bailee Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument. Electronically transmitted signature pages shall be binding to the same extent.
    Ex. XII-3

14.This Bailee Agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.
15.Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Repurchase Agreement.
[SIGNATURES COMMENCE ON NEXT PAGE]

    Ex. XII-4

Very truly yours,
[PARLEX 3A FINCO, LLC][ PARLEX 3A UK FINCO, LLC][ PARLEX 3A EUR FINCO, LLC][PARLEX 3A SEK FINCO, LLC][GLOSS FINCO 1, LLC][SILVER FIN SUB TC PTY LTD, ACTING IN ITS PERSONAL CAPACITY AND AS TRUSTEE FOR THE SILVER FIN SUB TRUST]
By:
Name:
Title:

ACCEPTED AND AGREED:
ROPES & GRAY LLP, as Bailee
By:
Name:
Title:
ACCEPTED AND AGREED:
PARLEX 3A FINCO, LLC, as Repurchase Agent
By:
Name:
Title:
ACCEPTED AND AGREED:
BARCLAYS BANK PLC, as Realisation Agent
By:
Name:
Title:

    Ex. XII-5

ATTACHMENT 1 TO BAILEE AGREEMENT
CUSTODIAL DELIVERY CERTIFICATE
[See attached]

ATTACHMENT 2 TO BAILEE AGREEMENT
FORM OF BAILEE TRUST RECEIPT
____________, 20__
Barclays Bank PLC
745 7th Avenue
New York, New York 10019
Attention: Francis X. Gilhool, Jr.
Email:    [Redacted]
    [Redacted]
    [Redacted]
    [Redacted]
Re:    Bailee Agreement, dated __________, 20___ (the “Bailee Agreement”) among [Parlex 3A Finco, LLC][Parlex 3A UK Finco, LLC][Parlex 3A EUR Finco, LLC][Parlex 3A SEK Finco, LLC][Gloss Finco 1, LLC][Silver Fin Sub TC Pty Ltd, acting in its personal capacity and as trustee for the Silver Fin Sub Trust] (“Seller”), [Parlex 3A USD IE Issuer Designated Activity Company][Parlex 3A GBP IE Issuer Designated Activity Company][Parlex 3A SEK IE Issuer Designated Activity Company][Perpetual Corporate Trust Limited as Trustee of the Parlex 2022-1 Issuer Trust][Parlex 3A EUR IE Issuer Designated Activity Company] (“Purchaser”) and Ropes & Gray LLP (“Bailee”)
Ladies and Gentlemen:
In accordance with the provisions of Section 3 of the above-referenced Bailee Agreement, the undersigned, as Bailee, hereby certifies that as to the Purchased Asset[s] described in Exhibit A to the Custodial Delivery Certificate, it has reviewed the Purchased Asset File[s] and has determined that all documents listed in Exhibit B to the Custodial Delivery Certificate are in its possession.
Bailee hereby confirms that it is holding the Purchase Loan File[s] as agent and bailee for the exclusive use and benefit of Purchaser pursuant to the terms of the Bailee Agreement.
All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the above-referenced Bailee Agreement.
ROPES & GRAY LLP,
as Bailee
By:
Name:
Title:

EXHIBIT XIII-A
FORM OF U.S. TAX COMPLIANCE CERTIFICATES
(For Foreign Purchasers That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Master Repurchase Agreement dated as of May __, 2022 (as amended, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), by and among (i) Parlex 3A USD IE Issuer Designated Activity Company, Parlex 3A GBP IE Issuer Designated Activity Company, Parlex 3A EUR IE Issuer Designated Activity Company, Parlex 3A SEK IE Issuer Designated Activity Company and Perpetual Corporate Trust Limited as Trustee of the Parlex 2022-1 Issuer Trust, as Purchasers, (ii) Parlex 3A Finco, LLC, as Repurchase Agent, (iii) Barclays Bank PLC, as Realisation Agent and (iv) Parlex 3A Finco, LLC, Parlex 3A UK Finco, LLC, Parlex 3A EUR Finco, LLC, Parlex 3A SEK FINCO, LLC, Gloss Finco 1, LLC and Silver Fin Sub TC Pty Ltd, acting in its personal capacity and as trustee for the Silver Fin Sub Trust, as Sellers.
Pursuant to the provisions of Section 32 of the Repurchase Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the obligations in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iii) it is not a ten percent shareholder of any Seller that is a U.S. Person or Guarantor within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code and (iv) it is not a controlled foreign corporation related to the Sellers or Guarantor as described in Section 881(c)(3)(C) of the Internal Revenue Code.
The undersigned has furnished Sellers with a certificate of its non-U.S. Person status on IRS Form W-8BEN or W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform Sellers, and (2) the undersigned shall have at all times furnished Sellers with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Repurchase Agreement and used herein shall have the meanings given to them in the Repurchase Agreement.
Date: ___________ ___, 20[__]
[NAME OF PURCHASER]
By:
Name:
Title:

EXHIBIT XIII-B
FORM OF U.S. TAX COMPLIANCE CERTIFICATES
(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Master Repurchase Agreement dated as of May __, 2022 (as amended, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), by and among (i) Parlex 3A USD IE Issuer Designated Activity Company, Parlex 3A GBP IE Issuer Designated Activity Company, Parlex 3A EUR IE Issuer Designated Activity Company, Parlex 3A SEK IE Issuer Designated Activity Company and Perpetual Corporate Trust Limited as Trustee of the Parlex 2022-1 Issuer Trust, as Purchasers, (ii) Parlex 3A Finco, LLC, as Repurchase Agent, (iii) Barclays Bank PLC, as Realisation Agent and (iv) Parlex 3A Finco, LLC, Parlex 3A UK Finco, LLC, Parlex 3A EUR Finco, LLC, Parlex 3A SEK FINCO, LLC, Gloss Finco 1, LLC and Silver Fin Sub TC Pty Ltd, acting in its personal capacity and as trustee for the Silver Fin Sub Trust, as Sellers.
Pursuant to the provisions of Section 32 of the Repurchase Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iii) it is not a ten percent shareholder of any Seller that is a U.S. Person or Guarantor within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code, and (iv) it is not a controlled foreign corporation related to the Sellers or Guarantor as described in Section 881(c)(3)(C) of the Internal Revenue Code.
The undersigned has furnished its participating Purchaser with a certificate of its non-U.S. Person status on IRS Form W-8BEN or W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Purchaser in writing, and (2) the undersigned shall have at all times furnished such Purchaser with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Repurchase Agreement and used herein shall have the meanings given to them in the Repurchase Agreement.
Date: ___________ ___, 20__
[NAME OF PARTICIPANT]
By:
Name:
Title:

EXHIBIT XIII-C
FORM OF U.S. TAX COMPLIANCE CERTIFICATES
(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Master Repurchase Agreement dated as of May __, 2022 (as amended, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), by and among (i) Parlex 3A USD IE Issuer Designated Activity Company, Parlex 3A GBP IE Issuer Designated Activity Company, Parlex 3A EUR IE Issuer Designated Activity Company, Parlex 3A SEK IE Issuer Designated Activity Company and Perpetual Corporate Trust Limited as Trustee of the Parlex 2022-1 Issuer Trust, as Purchasers, (ii) Parlex 3A Finco, LLC, as Repurchase Agent, (iii) Barclays Bank PLC, as Realisation Agent and (iv) Parlex 3A Finco, LLC, Parlex 3A UK Finco, LLC, Parlex 3A EUR Finco, LLC, Parlex 3A SEK FINCO, LLC, Gloss Finco 1, LLC and Silver Fin Sub TC Pty Ltd, acting in its personal capacity and as trustee for the Silver Fin Sub Trust, as Sellers.
Pursuant to the provisions of Section 32 of the Repurchase Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect to such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of any Seller that is a U.S. Person or Guarantor within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Sellers or Guarantor as described in Section 881(c)(3)(C) of the Internal Revenue Code.
The undersigned has furnished its participating Purchaser with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Purchaser and (2) the undersigned shall have at all times furnished such Purchaser with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Repurchase Agreement and used herein shall have the meanings given to them in the Repurchase Agreement.
Date: ___________ ___, 20__
[NAME OF PARTICIPANT]
By:
Name:
Title:

EXHIBIT XIII-D
FORM OF U.S. TAX COMPLIANCE CERTIFICATES
(For Foreign Purchasers That Are Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Master Repurchase Agreement dated as of May __, 2022 (as amended, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), by and among (i) Parlex 3A USD IE Issuer Designated Activity Company, Parlex 3A GBP IE Issuer Designated Activity Company, Parlex 3A EUR IE Issuer Designated Activity Company, Parlex 3A SEK IE Issuer Designated Activity Company and Perpetual Corporate Trust Limited as Trustee of the Parlex 2022-1 Issuer Trust, as Purchasers, (ii) Parlex 3A Finco, LLC, as Repurchase Agent, (iii) Barclays Bank PLC, as Realisation Agent and (iv) Parlex 3A Finco, LLC, Parlex 3A UK Finco, LLC, Parlex 3A EUR Finco, LLC, Parlex 3A SEK FINCO, LLC, Gloss Finco 1, LLC and Silver Fin Sub TC Pty Ltd, acting in its personal capacity and as trustee for the Silver Fin Sub Trust, as Sellers.
Pursuant to the provisions of Section 32 of the Repurchase Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the obligations in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such obligations, (iii) with respect to the extension of credit pursuant to this Repurchase Agreement or any other Transaction Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of any Seller that is a U.S. Person or Guarantor within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Sellers or Guarantor as described in Section 881(c)(3)(C) of the Internal Revenue Code.
The undersigned has furnished Sellers with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform Sellers, and (2) the undersigned shall have at all times furnished Sellers with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Repurchase Agreement and used herein shall have the meanings given to them in the Repurchase Agreement.
Date: ___________ ___, 20__
[NAME OF PURCHASER]
By:
Name:
Title: